Exhibit 10.17

MOUNTAIN VIEW RESEARCH PARK

OFFICE LEASE

This Office Lease (the “Lease”), dated as of the date set forth in Section 1 of the Summary of Basic Lease Information (the “Summary”), below, is made by and between BXP RESEARCH PARK LP, a Delaware limited partnership (“Landlord”), and MATTERNET, INC., a Delaware corporation (“Tenant”).

SUMMARY OF BASIC LEASE INFORMATION

TERMS OF LEASE		DESCRIPTION

1.	Date:	May 13, 2025

2.	Premises (Article 1).

	2.1 Building:	355/365 Ravendale Avenue, Mountain View, CA 94043

	2.2 Premises:	Approximately 12,769 rentable square feet of space located on the first (1st) floor of the Building and commonly known as 355 Ravendale, as further set forth in Exhibit A to the Office Lease.

3.	Lease Term (Article 2).

	3.1 Lease Term:	Eighteen (18) months

	3.2 Lease Commencement Date:	June 1, 2025.

	3.3 Lease Expiration Date:	November 30, 2026.

4.  Base Rent (Article 3):

Period During Lease Term	Annual Base Rent		Monthly Installment of Base Rent
June 1, 2025 - May 31, 2026*	$605,250.60		$50,437.55
June 1, 2026 - November 30, 2026	$623,408.16	*	$51,950.68

*	The Annual Base Rent stated herein is, for purposes of demonstration only, calculated based on a full year.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
[Matternet, Inc.]

5.	Parking (Article 22):	Approximately three and eight-tenths (3.8) unreserved parking passes for every 1,000 rentable square feet of the Premises (i.e., a total of 49 parking passes), subject to the terms of Article 22 of the Lease.

6.	Tenant’s Share (Article 4):	37.6311%.

7.	Permitted Use (Article 5):	General office, research and development and light manufacturing (including assembly of electronics) uses to the extent the same comply with applicable laws and zoning and are consistent with the character of the Project.

8.	Security Deposit (Article 21):	$51,194.12.

9.	Address of Tenant (Article 28):	Matternet, Inc 355/365 Ravendale Avenue Mountain View, CA 94043 Attention: CEO

(Prior to and after the Lease Commencement Date)

10.	Address of Landlord (Article 28):	See Article 28 of the Lease.

11.	Broker(s) (Section 29.24):	Cushman & Wakefield U.S., Inc.

12.	Tenant Improvement Allowance (Exhibit B):	None.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-2-	[Matternet, Inc.]

ARTICLE 1

PREMISES, BUILDING, PROJECT, AND COMMON AREAS

12.1  Premises, Building, Project and Common Areas.

12.1.1  The Premises. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises set forth in Section 2.2 of the Summary (the “Premises”). The outline of the Premises is set forth in Exhibit A attached hereto, and an outline of the Project is set forth in Exhibit A-1 attached hereto. The parties hereto agree that the lease of the Premises is upon and subject to the terms, covenants and conditions herein set forth, and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of such terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of such performance. The parties hereto hereby acknowledge that the purpose of Exhibit A is to show the approximate location of the Premises in the “Building,” as that term is defined in Section 1.1.2, below, only, and such Exhibit is not meant to constitute an agreement, representation or warranty as to the construction of the Premises, the precise area thereof or the specific location of the “Common Areas,” as that term is defined in Section 1.1.3, below, or the elements thereof or of the accessways to the Premises or the “Project,” as that term is defined in Section 1.1.2, below. Tenant is currently in possession of the Premises pursuant to that certain Sublease between City Storage Systems LLC (“City Storage” as “Tenant” under that certain lease of the Premises with Landlord dated November 22, 2019 (the “City Storage Lease”)) and Tenant (as “Subtenant”) dated as of November 16, 2023 (the “Existing Sublease”), and except as specifically set forth in this Lease, Tenant shall continue to accept the Premises in its presently existing “as-is” condition and Landlord shall not be obligated to provide or pay for any improvement work or services related to the improvement of the Premises (the “Delivery Condition”). Tenant also acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty regarding the condition of the Premises, the Building or the Project or with respect to the suitability of any of the foregoing for the conduct of Tenant’s business, except as specifically set forth in this Lease. Subject to Landlord’s ongoing obligations set forth in this Lease, the commencement of business operations from the Premises by Tenant shall presumptively establish that the Premises and the Building were at such time in good and sanitary order, condition and repair. Landlord hereby acknowledges and agrees that Tenant shall continue to occupy the Premises under this Lease following the expiration of the City Storage Lease and the Existing Sublease and, as a result thereof, Landlord shall not require City Storage to surrender the Premises to Landlord on or prior to the expiration of the City Storage Lease, and Tenant hereby agrees that Tenant shall be deemed to be in possession of the Premises on the Lease Commencement Date and no action by Landlord shall be required therefor.

12.1.2  The Building and The Project. The Premises are a part of the building set forth in Section 2.1 of the Summary (the “Building”). The Building is part of an industrial/office project known as Mountain View Research Park. The term “Project,” as used in this Lease, shall mean (i) the Building and the Common Areas, (ii) the land (which is improved with landscaping, surface parking lot(s) and other improvements) upon which the Building and the Common Areas are located, (iii) those certain other buildings located in the vicinity of the Building and known as Mountain View Research Park, and the land upon which such buildings are located, and (iv) at Landlord’s discretion, any additional real property, areas, land, buildings or other improvements added thereto outside of the Project.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-3-	[Matternet, Inc.]

12.1.3  Common Areas. Tenant shall have the non-exclusive right to use in common with other tenants in the Project, and subject to the rules and regulations referred to in Article 5 of this Lease, those portions of the Project which are provided, from time to time, for use in common by Landlord, Tenant and any other tenants of the Project (such areas, together with such other portions of the Project designated by Landlord, in its discretion, including certain areas designated for the exclusive use of certain tenants, or to be shared by Landlord and certain tenants, are collectively referred to herein as the “Common Areas”). The Common Areas shall consist of the “Project Common Areas” and the “Building Common Areas.” The term “Project Common Areas,” as used in this Lease, shall mean the portion of the Project designated as such by Landlord, which Project Common Areas may include, from time to time, in Landlord’s sole discretion, a conference center and other amenities. The term “Building Common Areas,” as used in this Lease, shall mean the portions of the Common Areas located within the Building designated as such by Landlord. The manner in which the Common Areas are maintained and operated shall be at the sole discretion of Landlord and the use thereof shall be subject to such rules, regulations and restrictions as Landlord may make from time to time. Landlord reserves the right to close temporarily, make alterations or additions to, or change the location of elements of the Project and the Common Areas.

12.2  Rentable Square Feet of Premises and Building. For purposes of this Lease, “rentable square feet” pursuant to Landlord’s then current method for measuring rentable square footage. Landlord and Tenant hereby stipulate and agree that the rentable area of the Premises is as set forth in Section 2.2 of the Summary and shall not be subject to remeasurement during the initial Lease Term except in connection with a physical change to the size of the Premises.

12.3  License and Parking Lot Use. Landlord and Tenant entered into that certain License Agreement dated August 29, 2024 (the “License Agreement”). As of the Effective Date, the term of the License Agreement, as amended by this Section 1.3, is hereby extended so that its expiration shall be coterminous with the expiration or earlier termination of this Lease.

12.3.1  License Area. The following sentence is added to the end of Section 2 (Temporary License) of the License Agreement: “In addition, if Licensor determines in its sole discretion that Licensee’s use of the License Area is creating a shortage, or could reasonably be expected to create a shortage, of available parking at the Project, then Licensor may reduce the number of unreserved parking spaces provided to Licensee pursuant to Article 22 of this Lease by the number of whole and partial parking spaces that comprise the License Area.”

12.3.2  Termination Upon Prior Notice. Section 4 of the License Agreement is hereby amended and restated in its entirety as follows: “Licensor may at any time during the Term terminate this Agreement, for cause. As used in this Section 1.3.1, “cause” shall mean any of the following: (i) Licensor’s good faith and reasonable determination that the license granted hereby and/or the use of the License Area creates a hazard or threatens the safety and/or security of persons or property or endangers or otherwise interferes with the use and occupancy of the Property by Licensor, its employees, agents or contractors or other tenants or occupants of the Property, or constitutes a nuisance, in each case that cannot be promptly mitigated by reasonable measures taken by Licensee; provided that, (a) to the extent any such condition is not within Licensee’s reasonable control, Licensor and Licensee shall mutually and reasonably cooperate (at no cost to Licensor) to resolve (to the extent reasonably practical) such condition in order to allow Licensee to continue its use of the License Area, or (b) to the extent that Licensor provides written notice as a result of a claimed interference with the occupancy or use of the Property that is not a safety hazard (such as complaints regarding noise, smells and/or vibrations), then Licensor and Licensee shall meet and confer in good faith regarding the substance of the complaint for a period of no less than five (5) business days (and Licensor shall invite the complaining party to attend such meeting) and Licensor and Licensee shall in good faith consider mitigations that Licensee might implement to reduce the impact of Licensee’s use of the License Area (including mutually agreeable restrictions on time or frequency of such use); (ii) the license granted hereby constitutes a violation of or otherwise conflicts with any law, statute, ordinance or other governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated, or results in increased rates of insurance for the Property (unless Licensee agrees to pay for such increased rates); (iii) Licensee abandons the License Area; (iv) the Lease is terminated for any reason; or (v) Licensee fails to comply with any of the terms, conditions, limitations or restrictions contained in this Agreement. Such termination for cause shall be effective as follows: under parts (ii), (iii) and (iv) of the foregoing, two (2) business days following Licensor’s written notice; under part (i), if after the meet and confer process contemplated herein, Licensor and Licensee are unable to agree to reasonable mitigation measures, then, two (2) business days following the cessation of such process; and, under part (v), if Licensee fails to cure such violation within five (5) business days after receipt of written notice. Notwithstanding the foregoing, if Licensor delivers a second (2nd) written notice of violation under part (i) or part (v), above, in any twelve (12) month period, then Licensee shall not have a right to cure such violation and such termination shall be effective two (2) business days following Licensor’s second (2nd) written notice.”

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-4-	[Matternet, Inc.]

12.3.3  Shipping Container and Trash Area. Landlord and Tenant hereby agree the License Area shall also include the areas set forth on Exhibit J, attached hereto (the “Additional License Area”), provided that Tenant’s use of the Additional License Area shall be for the placement of shipping containers and a trash/storage enclosure (as opposed to the UAV Use set forth in the License Agreement). Except as set forth in the foregoing sentence with regard to Tenant’s use of the Additional License Area, the Additional License Area shall be subject to all of the same terms and conditions as the original Storage Area, as amended hereby.

ARTICLE 2

LEASE TERM

The terms and provisions of this Lease shall be effective as of the date of this Lease. The term of this Lease (the “Lease Term”) shall commence on the “Lease Commencement Date,” as that term is set forth in Section 3.2 of the Summary, and shall terminate on the “Lease Expiration Date,” as that term is set forth in Section 3.3 of the Summary, unless this Lease is sooner terminated as hereinafter provided. For purposes of this Lease, the term “Lease Year” shall mean each consecutive twelve (12) month period during the Lease Term; provided that the first Lease Year shall include any partial month at the commencement of the Lease Term. At any time during the Lease Term, Landlord may deliver to Tenant a notice in the form as set forth in Exhibit C, attached hereto (the “Notice of Lease Term Dates”), as a confirmation only of the information set forth therein, which Tenant shall execute and return to Landlord within five (5) business days of receipt thereof; provided, however, Tenant’s failure to execute and return such notice to Landlord within such time shall be conclusive upon Tenant that the information set forth in such notice is as specified therein. Tenant hereby acknowledges and agrees that, notwithstanding anything in this Lease to the contrary, at Landlord’s option, the Notice of Lease Term Dates may delivered to Tenant electronically to Tenant and that the Notice of Lease Term Dates may be executed by Landlord and Tenant electronically (e.g., but without limitation, via Sertifi, DocuSign, or other electronic means, as designated by Landlord).

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-5-	[Matternet, Inc.]

ARTICLE 3

BASE RENT

3.1  Base Rent. Commencing on the Lease Commencement Date, Tenant shall pay, without prior notice or demand, base rent (“Base Rent”) as set forth in Section 4 of the Summary, payable in equal monthly installments as set forth in Section 4 of the Summary in advance on or before the first day of each and every calendar month during the Lease Term, without any setoff or deduction whatsoever. The Base Rent and Tenant’s Share of Direct Expenses for the first full month of the Lease Term shall be paid at the time of Tenant’s execution of this Lease. If any Rent payment date (including the Lease Commencement Date) falls on a day of the month other than the first day of such month or if any payment of Rent is for a period which is shorter than one month, the Rent for any fractional month shall accrue on a daily basis for the period from the date such payment is due to the end of such calendar month or to the end of the Lease Term at a rate per day which is equal to 1/365 of the applicable annual Rent. All other payments or adjustments required to be made under the terms of this Lease that require proration on a time basis shall be prorated on the same basis. Until notice of some other designation is given to Tenant in accordance with the provisions of Article 28 of this Lease, Base Rent and all other charges shall be paid by remittance to or for the order of BXP Research Park LP by one of the following methods:

(i)	Via the VersaPay ARC, Boston Properties on-line Tenant Portal for which an invite will be sent to Tenant from the VersaPay ARC platform (please contact Landlord with any inquiries respecting VersaPay).

or

(ii)	By ACH Transfer & Direct Deposit.

Bank of America

345 Montgomery Street, Concourse Level #1499

San Francisco, California 94101

ABA#

Account: Account Number:

Amount:

Reference:

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-6-	[Matternet, Inc.]

or

(iii)	By Mail.

Boston Properties Limited Partnership

or

(iv)	By Overnight Delivery.

Bank of America Lock Box Services.

ARTICLE 4

ADDITIONAL RENT

4.1  General Terms. In addition to paying the Base Rent specified in Article 3 of this Lease, Tenant shall pay (i) “Tenant’s Share” of the annual “Building Direct Expenses,” as those terms are defined in Sections 4.2.9 and 4.2.2 of this Lease, respectively, and (ii) Tenant’s Share of “Capital Expenses,” as that term is defined in Section 4.2.8, below, pursuant to Section 4.6 of this Lease. Such payments by Tenant, together with any and all other amounts payable by Tenant to Landlord pursuant to the terms of this Lease, are hereinafter collectively referred to as the “Additional Rent,” and the Base Rent and the Additional Rent are herein collectively referred to as “Rent.” All amounts due under this Article 4 as Additional Rent shall be payable for the same periods and in the same manner as the Base Rent. Without limitation on other obligations of Tenant which survive the expiration of the Lease Term, the obligations of Tenant to pay the Additional Rent provided for in this Article 4 shall survive the expiration of the Lease Term. Landlord may upon expiration of the Lease Term deliver to Tenant an estimate of any Base Rent, Additional Rent or other obligations outstanding, and Landlord may either deduct such amount from any funds otherwise payable to Tenant upon expiration or require Tenant to pay such funds immediately. Landlord shall make necessary adjustments for differences between actual and estimated Additional Rent in accordance with Section 4.4, below. Landlord and Tenant understand and agree that this Lease is a “triple net” Lease. Tenant recognizes and acknowledges, without limiting the generality of any other terms, covenants, conditions or provisions of this Lease, that it is the intent of the parties hereto that the Base Rent provided to be paid by Tenant to Landlord shall be net to Landlord, and, except as specifically excluded herein, any and all expenses incurred in connection with the Premises, the Building and the Project, or in connection with the operations thereof, including any and all taxes, assessments, general or special license fees, insurance premiums, public utility bills and costs of repair, maintenance and operation of the Premises, the Building and the Project, together with the appurtenances thereto, shall be paid by Tenant in addition to the Base Rent specified in this Lease.

4.2  Definitions of Key Terms Relating to Additional Rent. As used in this Article 4, the following terms shall have the meanings hereinafter set forth:

4.2.1  “Building Direct Expenses” shall mean “Building Operating Expenses” and “Building Tax Expenses”, as those terms are defined in Sections 4.2.3 and 4.2.4, below, respectively.

4.2.2  “Building Operating Expenses” shall mean the portion of “Operating Expenses,” as that term is defined in Section 4.2.7 below, allocated to the tenants of the Building pursuant to the terms of Section 4.3.1 below.

4.2.3  “Building Tax Expenses” shall mean that portion of “Tax Expenses”, as that term is defined in Section 4.2.8 below, allocated to the tenants of the Building pursuant to the terms of Section 4.3.1 below.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-7-	[Matternet, Inc.]

4.2.4  “Direct Expenses” shall mean “Operating Expenses” and “Tax Expenses.”

4.2.5  “Expense Year” shall mean each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires, provided that Landlord, upon notice to Tenant, may change the Expense Year from time to time to any other twelve (12) consecutive month period, and, in the event of any such change, Tenant’s Share of Building Direct Expenses and Capital Expenses shall be equitably adjusted for any Expense Year involved in any such change.

4.2.6  “Operating Expenses” shall mean all expenses, costs and amounts of every kind and nature which Landlord pays or accrues during any Expense Year because of or in connection with the ownership, management, maintenance, security, repair, replacement, restoration or operation of the Project, or any portion thereof. Without limiting the generality of the foregoing, Operating Expenses shall specifically include any and all of the following: (i) the cost of supplying all utilities, the cost of operating, maintaining, repairing, replacing, renovating and managing the utility systems, mechanical systems, sanitary, storm drainage systems, communication systems, and the cost of supplies, tools, and equipment and maintenance and service contracts in connection therewith; (ii) the cost of licenses, certificates, permits and inspections and the cost of contesting any governmental enactments which may affect Operating Expenses, and the costs incurred in connection with a transportation system management program or similar program; (iii) the cost of all insurance carried by Landlord in connection with the Project as reasonably determined by Landlord (including, without limitation, commercial general liability insurance, physical damage insurance covering damage or other loss caused by fire, earthquake, flood and other water damage, explosion, vandalism and malicious mischief, theft or other casualty, rental interruption insurance and such insurance as may be required by any lessor under any present or future ground or underlying lease of the Building or Project or any holder of a mortgage, trust deed or other encumbrance now or hereafter in force against the Building or Project or any portion thereof); (iv) the cost of landscaping, decorative lighting, and relamping, the cost of maintaining fountains, sculptures, bridges and all supplies, tools, equipment and materials used in the operation, repair and maintenance of the Project, or any portion thereof; (v) the cost of parking area repair, restoration, and maintenance, including, without limitation, resurfacing, repainting, restriping and cleaning; (vi) fees, charges and other costs, including management fees (or amounts in lieu thereof), consulting fees (including, without limitation, any consulting fees incurred in connection with the procurement of insurance), legal fees and accounting fees, of all contractors, engineers, consultants and all other persons engaged by Landlord or otherwise incurred by or charged by Landlord in connection with the management, operation, administration, maintenance and repair of the Building and the Project; (vii) payments under any equipment rental agreements or management agreements (including the cost of any actual or charged management fee and the actual or charged rental of any management office space); (viii) wages, salaries and other compensation and benefits, including taxes levied thereon, of all persons engaged in the operation, maintenance and security of the Project; (ix) costs under any instrument pertaining to the sharing of costs by the Project; (x) operation, repair, maintenance and replacement of all systems and equipment and components thereof of the Project; (xi) the cost of janitorial, alarm, security and other services, replacement of wall and floor coverings, ceiling tiles and fixtures in common areas, maintenance and replacement of curbs and walkways, repair to roofs and re-roofing; (xii) amortization (including interest on the unamortized cost at an annual interest rate reasonably determined by Landlord) of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Project, or any portion thereof; (xiii) the cost of capital improvements or other costs incurred in connection with the Project (A) which are intended to effect economies in the operation, cleaning or maintenance of the Project, or any portion thereof, (B) that are required to comply with present or anticipated conservation programs, (C) which are replacements or modifications of nonstructural items located in the Common Areas required to keep the Common Areas in good order or condition, (D) that are required under any governmental law or regulation, or (E) which are repairs, replacements or modifications of related to the “Building Systems,” as that term is defined in Article 7 of this Lease, below; provided, however, that any capital expenditure shall be amortized (including interest on the unamortized cost) over its useful life as Landlord shall reasonably determine in accordance with sound real estate management and accounting principles; (xiv) costs, fees, charges or assessments imposed by, or resulting from any mandate imposed on Landlord by, any federal, state or local government for fire and police protection, trash removal, community services, or other services which do not constitute “Tax Expenses” as that term is defined in Section 4.2.8, below; (xv) advertising, marketing and promotional expenditures incurred in connection with the Project, including, without limitation, costs of signs in, on or about the Project identifying or promoting the Project; and (xvi) payments under any easement, license, operating agreement, declaration, restrictive covenant, or instrument pertaining to the sharing of costs by the Project or related to the use or operation of the Project; and (xvii) all costs of applying and reporting for the Project or any part thereof to seek or maintain certification under the U.S. EPA’s Energy Star® rating system, the U.S. Green Building Council’s Leadership in Energy and Environmental Design (LEED) rating system or a similar system or standard. Notwithstanding anything to the contrary in this Lease, the following items shall be excluded from Operating Expenses:

(a)  any items included in Tax Expenses;

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-8-	[Matternet, Inc.]

(b)  except as permitted pursuant to items (xii) and (xiii), above, principal or interest on indebtedness, debt amortization or ground rent paid by Landlord in connection with any mortgages, deeds of trust or other financing encumbrances, or ground leases of the Building or the Project;

(c)  capital improvements to the Building or the Project, other than those permitted pursuant to items (xii) and (xiii), above capital improvements to the Building or the Project, and capital repairs, capital equipment, and capital tool, and rental payments and other related expenses incurred in leasing air conditioning systems, elevators or other equipment ordinarily considered to be of a capital nature, except (i) equipment which is used in providing janitorial or similar services and which is not affixed to the Building, and (ii) equipment rented to remedy or ameliorate an emergency condition (provided this exclusion (c) shall not be deemed to limit or otherwise affect Capital Expenses allowed under this Lease);

(d)  legal, auditing, consulting and professional fees and other costs paid or incurred in connection with financings, refinancings or sales of any interest in Landlord or of Landlord’s interest in the Building or the Project or in connection with any ground lease (including, without limitation, recording costs, mortgage recording taxes, title insurance premiums and other similar costs, but excluding those legal, auditing, consulting and professional fees and other costs incurred in connection with the normal and routine maintenance and operation of the Building and/or the Project);

(e)  legal fees, space planner’s fees, architect’s fees, leasing and brokerage commissions, advertising and promotional expenditures and any other marketing expense incurred in connection with the leasing of space in the Building (including new leases, lease amendments, lease terminations and lease renewals);

(f)  the cost of any items to the extent to which such cost is reimbursed to Landlord by tenants of the Project (other than as a reimbursement of operating expenses), or other third parties, or is covered by a warranty to the extent of reimbursement for such coverage;

(g)  expenditures for any leasehold improvement which is made in connection with the preparation of any portion of the Building for occupancy by any tenant of the Building or the Project;

(h)  the cost of performing work or furnishing service to or for any tenant other than Tenant, at Landlord’s expense, to the extent such work or service is in excess of any work or service Landlord is obligated to provide to Tenant or generally to other tenants in the Building at Landlord’s expense;

(i)  the cost of repairs or replacements incurred by reason of fire or other casualty, or condemnation, to the extent Landlord actually receives proceeds of property and casualty insurance policies or condemnation awards or would have received such proceeds had Landlord maintained the insurance required to be maintained by Landlord under this Lease;

(j)  the cost of acquiring sculptures, paintings or other objects of fine art in the Building or the Project in excess of amounts typically spent for such items in Class A office buildings of comparable quality in the San Francisco financial district area;

(k)  bad debt loss, rent loss, or reserves for bad debt or rent loss;

(l)  unfunded contributions to operating expense reserves by other tenants;

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-9-	[Matternet, Inc.]

(m)  contributions to charitable or political organizations;

(n)  expenses related solely and exclusively to the operation of the retail space in the Project;

(o)  damage and repairs necessitated by the gross negligence or willful misconduct of Landlord Parties;

(p)  fees, costs and expenses incurred by Landlord in connection with or relating to claims against or disputes with tenants of the Building or the Project;

(q)  interest, fines or penalties for late payment or violations of applicable laws by Landlord, except to the extent incurring such expense is caused by a corresponding late payment or violation of an applicable law by Tenant, in which event Tenant shall be responsible for the full amount of such expense;

(r)  the cost of remediation and removal of “Hazardous Substance,” as that term is defined in Section 5.2, below, in the Building or on the Project as required by applicable laws, provided, however, that the provisions of this sub-item (r) shall not preclude the inclusion of costs with respect to materials (whether existing at the Project as of the date of this Lease or subsequently introduced to the Project) which are not, as of the date of this Lease (or as of the date of introduction), deemed to be Hazardous Substance under applicable laws but which are subsequently deemed to be Hazardous Substance under applicable laws (it being understood and agreed that Tenant shall nonetheless be responsible under Section 5.2 of this Lease for all costs of remediation and removal of Hazardous Substance to the extent caused by Tenant Parties);

(s)  costs for the original construction and development of the Building and nonrecurring costs for the repair or replacement of any structural portion of the Building made necessary as a result of defects in the original design, workmanship or materials;

(t)  costs and expenses incurred for the administration of the entity which constitutes Landlord, as the same are distinguished from the costs of operation, management, maintenance and repair of the Building and/or the Project, including, without limitation, entity accounting and legal matters;

(u)  the wages and benefits of any employee who does not devote substantially all of his or her employed time to the Project unless such wages and benefits are prorated on a reasonable basis and salaries and all other compensation (including fringe benefits) of persons generally considered to be higher in rank than the position of a person, regardless of title, who supervises property managers that manage the Project and other projects of Landlord and affiliates of Landlord;

(v)  except as may be otherwise expressly provided in this Lease with respect to specific items, including, without limitation, any management fee paid by Landlord, the cost of any services or materials provided by any party related to Landlord, to the extent such cost exceeds, the reasonable cost for such services or materials absent such relationship in Class A office buildings of comparable quality in the San Francisco financial district area;

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-10-	[Matternet, Inc.]

(w)  depreciation for the Building, except as permitted pursuant to items (xii) and (xiii), above;

(x)  reserves for future improvements, repairs, additions, etc.;

(y)  costs of replacements, alterations or improvements necessary to make the

Building or the Project comply with applicable laws in effect and applicable to the Building and/or the Project prior to the date of this Lease, except to the extent the need for such replacements, alterations or improvements is caused by Tenant Parties (in which case Tenant shall nonetheless be responsible for such costs in accordance with Article 24 of this Lease), provided, however, that the provisions of this sub-item (y) shall not preclude the inclusion of costs of compliance with applicable laws enacted prior to the date of this Lease if such compliance is required for the first time by reason of any amendment, modification or reinterpretation of an applicable law which is imposed after the date of this Lease; and

(z) fees payable by Landlord for management of the Project in excess of the greater of (i) the management fee generally charged by landlords of a comparable building in the vicinity of the Building (“Comparable Buildings”), and (ii) three percent (3%) (the “Management Fee Cap”) of Landlord’s gross rental revenues, adjusted and grossed up to reflect a one hundred percent (100%) occupancy of the Project with all tenants paying full rent, as contrasted with free rent, half-rent and the like, including base rent, pass-throughs, and parking fees (but excluding the cost of after-hours services or utilities) from the Project for any calendar year or portion thereof.

If Landlord is not furnishing any particular work or service (the cost of which, if performed by Landlord, would be included in Operating Expenses) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, Operating Expenses shall be deemed to be increased by an amount equal to the additional Operating Expenses which would reasonably have been incurred during such period by Landlord if it had at its own expense furnished such work or service to such tenant. If the Project is not at least one hundred percent (100%) occupied during all or a portion of any Expense Year (including, without limitation, if any portion of the Project is unleased or is leased, but is not then being used by a tenant in the ordinary course of its business), Landlord may elect to make an appropriate adjustment to the components of Operating Expenses that vary in connection with occupancy for such Expense Year to determine the amount of Operating Expenses that would have been incurred had the Project been one hundred percent (100%) occupied; and the amount so determined shall be deemed to have been the amount of Operating Expenses for such Expense Year. For purposes hereof, cost savings in components of Operating Expenses arising by reason of the cessation of use by tenants at the Project due to a casualty, Force Majeure, or other extraordinary circumstances are considered variable Operating Expenses that may be grossed up in Operating Expenses.

4.2.7  Taxes.

4.2.7.1  “Tax Expenses” shall mean all federal, state, county, or local governmental or municipal taxes, fees, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary (including, without limitation, real estate taxes, general and special assessments, transit taxes, business taxes, leasehold taxes or taxes based upon the receipt of rent, including gross receipts or sales taxes applicable to the receipt of rent, unless required to be paid by Tenant, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property used in connection with the Project, or any portion thereof), which shall be paid or accrued during any Expense Year (without regard to any different fiscal year used by such governmental or municipal authority) because of or in connection with the ownership, leasing and operation of the Project, or any portion thereof.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-11-	[Matternet, Inc.]

4.2.7.2  Tax Expenses shall include, without limitation: (i) Any tax on the rent, right to rent or other income from the Project, or any portion thereof, or as against the business of leasing the Project, or any portion thereof; (ii) Any assessment, tax, fee, levy or charge in addition to, or in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June 1978 election (“Proposition 13”) and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants, and, in further recognition of the decrease in the level and quality of governmental services and amenities as a result of Proposition 13, Tax Expenses shall also include any governmental or private assessments or the Project’s contribution towards a governmental or private cost-sharing agreement for the purpose of augmenting or improving the quality of services and amenities normally provided by governmental agencies; (iii) Any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises, the tenant improvements in the Premises, or the Rent payable hereunder, including, without limitation, any business or gross income tax or excise tax with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof; (iv) Any assessment, tax, fee, levy or charge, upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises; and (v) All of the real estate taxes and assessments imposed upon or with respect to the Building and all of the real estate taxes and assessments imposed on the land and improvements comprising the Project. All assessments which can be paid by Landlord in installments, shall be paid by Landlord in the maximum number of installments permitted by law (except to the extent inconsistent with the general practice of landlords of the Comparable Buildings) and shall be included as Tax Expenses in the year in which the installment is actually paid.

4.2.7.3  Any costs and expenses (including, without limitation, reasonable attorneys’ and consultants’ fees) incurred in attempting to protest, reduce or minimize Tax Expenses shall be included in Tax Expenses in the Expense Year such expenses are incurred. Tax refunds shall be credited against Tax Expenses and refunded to Tenant regardless of when received, based on the Expense Year to which the refund is applicable, provided that in no event shall the amount to be refunded to Tenant for any such Expense Year exceed the total amount paid by Tenant as Additional Rent under this Article 4 for such Expense Year. If Tax Expenses for any period during the Lease Term or any extension thereof are increased after payment thereof for any reason, including, without limitation, error or reassessment by applicable governmental or municipal authorities, Tenant shall pay Landlord upon demand Tenant’s Share of any such increased Tax Expenses included by Landlord as Building Tax Expenses pursuant to the terms of this Lease. Notwithstanding anything to the contrary set forth in this Lease, only Landlord may institute proceedings to reduce Tax Expenses and the filing of any such proceeding by Tenant without Landlord’s consent shall constitute an event of default by Tenant under this Lease. Notwithstanding the foregoing, Landlord shall not be obligated to file any application or institute any proceeding seeking a reduction in Tax Expenses. Notwithstanding anything to the contrary contained in this Section 4.2.8 (except as set forth in Section 4.2.8.1, above), there shall be excluded from Tax Expenses (i) all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes to the extent applicable to Landlord’s general or net income (as opposed to rents, receipts or income attributable to operations at the Project), (ii) any items included as Operating Expenses, and (iii) any items paid by Tenant under Section 4.5 of this Lease.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-12-	[Matternet, Inc.]

4.2.8  “Capital Expenses” shall mean all cost of capital repair, improvements or expenditures incurred by Landlord in connection with the Project (A) which are intended to effect economies in the operation, cleaning or maintenance of the Project, or any portion thereof, (B) that are required to comply with present or anticipated governmentally mandated conservation programs, (C) which are replacements or modifications of nonstructural items located in the Common Areas required to keep the Common Areas in good order or condition, or (D) that are required under any governmental law or regulation, except for capital expenditures to remedy a condition existing prior to the Lease Commencement Date which an applicable governmental authority, if it had knowledge of such condition prior to the Lease Commencement Date, would have then required to be remedied pursuant to then-current governmental laws or regulations in their form existing as of the Lease Commencement Date and pursuant to the then-current interpretation of such governmental laws or regulations by the applicable governmental authority as of the Lease Commencement Date.

4.2.9  “Tenant’s Share” shall mean the percentage set forth in Section 6 of the Summary. Tenant’s Share was calculated by multiplying the number of rentable square feet of the Premises, as set forth in Section 2.2 of the Summary, by 100, and dividing the product by the total number of rentable square feet in the office area of the Building.

4.3  Allocation of Direct Expenses.

4.3.1  Method of Allocation. The parties acknowledge that the Building is a part of a multi-building project and that the costs and expenses incurred in connection with the Project (i.e., the Direct Expenses) should be shared between the tenants of the Building and the tenants of the other buildings in the Project. Accordingly, as set forth in Section 4.2 above, Direct Expenses (which consists of Operating Expenses and Tax Expenses) are determined annually for the Project as a whole, and a portion of the Direct Expenses, which portion shall be determined by Landlord on an equitable basis, shall be allocated to the tenants of the Building (as opposed to the tenants of any other buildings in the Project) and such portion shall be the Building Direct Expenses for purposes of this Lease. Such portion of Direct Expenses allocated to the tenants of the Building shall include all Direct Expenses attributable solely to the Building and an equitable portion of the Direct Expenses attributable to the Project as a whole. In addition, the Building and the building known as 385 Ravendale Drive are both located on, and are the only buildings located on, tax parcel 165-37-013 (the “Tax Parcel”). The Building consists of 33,932 rentable sq feet and 385 Ravendale Drive consists 34,379 rentable square feet. The Building Tax Expenses shall be the amount equal to 49.6728% of the Tax Expenses for the Tax Parcel for any period of the Lease Term, provided that such allocations are subject to recalculation upon any remeasurement of 385 Ravendale by Landlord.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-13-	[Matternet, Inc.]

4.3.2  Cost Pools. Landlord shall have the right, from time to time, to equitably allocate some or all of the Direct Expenses for the Project among different portions or occupants of the Project (the “Cost Pools”), in Landlord’s reasonable discretion. Such Cost Pools may include, but shall not be limited to, the office space tenants of a building of the Project or of the Project, and the retail space tenants of a building of the Project or of the Project. The Direct Expenses allocable to each such Cost Pool shall be allocated to such Cost Pool and charged to the tenants within such Cost Pool in an equitable manner.

4.4  Calculation and Payment of Direct Expenses. Tenant shall pay to Landlord, in the manner set forth in Section 4.4.1, below, and as Additional Rent, Tenant’s Share of Direct Expenses for each Expense Year.

4.4.1  Statement of Actual Building Direct Expenses and Payment by Tenant. Landlord shall endeavor to give to Tenant following the end of each Expense Year, a statement (the “Statement”) which shall state the Building Direct Expenses incurred or accrued for such preceding Expense Year, and which shall indicate the amount of Tenant’s Share of Direct Expenses. Upon receipt of the Statement for each Expense Year commencing or ending during the Lease Term, Tenant shall pay, with its next installment of Base Rent due or within thirty (30) days, whichever is earlier, the full amount of Tenant’s Share of Direct Expenses for such Expense Year, less the amounts, if any, paid during such Expense Year as “Estimated Direct Expenses,” as that term is defined in Section 4.4.2, below, and if Tenant paid more as Estimated Direct Expenses than the actual Tenant’s Share of Direct Expenses (an “Excess”), Tenant shall receive a credit in the amount of such Excess against Rent next due under this Lease. Even though the Lease Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant’s Share of Direct Expenses for the Expense Year in which this Lease terminates, if Tenant’s Share of Direct Expenses is greater than the amount of Estimated Direct Expenses previously paid by Tenant to Landlord, Tenant shall, within thirty (30) days after receipt of the Statement, pay to Landlord such amount, and if Tenant paid more as Estimated Direct Expenses than the actual Tenant’s Share of Direct Expenses (again, an Excess), Landlord shall, within thirty (30) days, deliver a check payable to Tenant in the amount of such Excess. The provisions of this Section 4.4.1 shall survive the expiration or earlier termination of the Lease Term.

4.4.2  Statement of Estimated Building Direct Expenses. In addition, Landlord shall endeavor to give Tenant a yearly expense estimate statement (the “Estimate Statement”) which shall set forth Landlord’s reasonable estimate (the “Estimate”) of what the total amount of Direct Expenses for the then-current Expense Year shall be and the estimated Tenant’s Share of Direct Expenses (the “Estimated Direct Expenses”). The failure of Landlord to timely furnish the Estimate Statement for any Expense Year shall not preclude Landlord from enforcing its rights to collect any Estimated Direct Expenses under this Article 4, nor shall Landlord be prohibited from revising any Estimate Statement theretofore delivered to the extent necessary. Thereafter, Tenant shall pay, with its next installment of Base Rent due, a fraction of the Estimated Direct Expenses for the then-current Expense Year (reduced by any amounts paid pursuant to the last sentence of this Section 4.4.2). Such fraction shall have as its numerator the number of months which have elapsed in such current Expense Year, including the month of such payment, and twelve (12) as its denominator. Until a new Estimate Statement is furnished (which Landlord shall have the right to deliver to Tenant at any time), Tenant shall pay monthly, with the monthly Base Rent installments, an amount equal to one-twelfth (1/12) of the total Estimated Direct Expenses set forth in the previous Estimate Statement delivered by Landlord to Tenant.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-14-	[Matternet, Inc.]

4.5  Taxes and Other Charges for Which Tenant Is Directly Responsible.

4.5.1  Tenant shall be liable for and shall pay thirty (30) days before delinquency, taxes levied against Tenant’s equipment, furniture, fixtures and any other personal property located in or about the Premises. If any such taxes on Tenant’s equipment, furniture, fixtures and any other personal property are levied against Landlord or Landlord’s property or if the assessed value of Landlord’s property is increased by the inclusion therein of a value placed upon such equipment, furniture, fixtures or any other personal property and if Landlord pays the taxes based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof but only under proper protest if requested by Tenant, Tenant shall upon demand repay to Landlord the taxes so levied against Landlord or the proportion of such taxes resulting from such increase in the assessment, as the case may be.

4.5.2  If the tenant improvements in the Premises, whether installed and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which tenant improvements conforming to Landlord’s “building standard” in other space in the Building are assessed, then the Tax Expenses levied against Landlord or the property by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of Section 4.5.1, above.

4.5.3  Notwithstanding any contrary provision herein, Tenant shall pay prior to delinquency any (i) rent tax or sales tax, service tax, transfer tax or value added tax, business tax or any other applicable tax on the rent or services herein or otherwise respecting this Lease, (ii) taxes assessed upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion of the Project, including the Project parking facility; or (iii) taxes assessed upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

4.6  Calculation and Payment of Capital Expenses. Notwithstanding any provision to the contrary contained in this Lease, Tenant shall pay to Landlord, on a monthly basis, as Additional Rent and in addition to Tenant’s Share of Building Direct Expenses, an amount equal to Tenant’s Share of all Capital Expenses incurred by Landlord for any Expense Year; provided, however, any such Capital Expenses shall be amortized (including interest on the unamortized cost at an annual interest rate determined by Landlord) over its useful life as Landlord shall reasonably determine, and Tenant shall only be obligated to pay Tenant’s Share of such amortized amount; provided further, however, if Landlord reasonably concludes on the basis of engineering estimates that a particular capital expenditure will effect savings in Operating Expenses, including, without limitation, energy related costs, and that such projected savings will, on an annual basis (“Projected Annual Savings”), exceed the annual amortization therefor, then and in such event the amount of amortization for such capital expenditure shall be increased to an amount equal to the Projected Annual Savings; and in such circumstance, the increased amortization (in the amount of the Projected Annual Savings) shall be made for such period of time as it would take to fully amortize the cost of the item in question, together with interest thereon at the interest rate as aforesaid in equal monthly payments, each in the amount of 1/12th of the Projected Annual Savings, with such payment to be applied first to interest and the balance to principal. The amount of Capital Expenses incurred by Landlord, as well as Tenant’s Share of such Capital Expenses, shall be set forth on each Statement and each Estimate Statement delivered by Landlord Tenant and Tenant shall pay Tenant’s Share of such Capital Expenses at the same time and in the same manner as Tenant shall pay Tenant’s Share of Building Direct Expenses.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-15-	[Matternet, Inc.]

4.7  Tenant Review Request. Upon Tenant’s written request (a “Review Request”) given not more than ninety (90) days after Tenant’s receipt of a Statement for a particular Expense Year (the “Review Period”), and provided that Tenant is not then in default under this Lease (and Tenant has paid all amounts required to be paid under the applicable Estimate Statement and/or Statement, as the case may be), then Landlord shall, within thirty (30) days following Tenant’s delivery of the Review Request, respond to questions from Tenant with regard to Direct Expenses incurred by Landlord for the Expense Year covered by the Statement and shall provide to Tenant, to the extent in Landlord’s possession, such specific documents (as opposed to Landlord’s general ledger or other accounting summaries or ledgers applicable to costs and expenses as a whole and not to a specific cost or expense) reasonably requested by Tenant in connection with such Review Request (collectively, “Landlord’s Response re Direct Expenses”). Landlord and Tenant shall act in good faith to resolve any discrepancies or disputes in connection with such Statement. Tenant shall execute Landlord’s commercially reasonable standard confidentiality agreement regarding such Review Request as a condition to Landlord’s delivery of Landlord’s Response re Direct Expenses to Tenant. If Landlord and Tenant in good faith determine that either Tenant was overcharged or undercharged for Tenant’s Share of Direct Expenses for the applicable Expense Year, then Landlord shall refund (or apply such amount toward the Base Rent next due under this Lease) the amount of the overcharge to Tenant or Tenant shall pay the amount of the undercharge to Landlord, as applicable, within thirty (30) days following such determination. Tenant’s failure to deliver a Review Request within the Review Period shall be deemed to be Tenant’s approval of such Statement and Tenant shall be deemed to have waived the right or ability to dispute the amounts set forth in such Statement. Tenant hereby acknowledges that Tenant’s sole right to ask questions or to dispute the amount of Direct Expenses payable by Tenant shall be as set forth in this Section 4.7 and in no event shall Tenant be entitled to exercise the rights set forth in this Section 4.7 more than one (1) time for any Expense Year. Should Tenant fail to timely deliver a Review Request, Tenant hereby waives any and all other rights pursuant to applicable law to inspect Landlord’s books and records and/or to dispute the amount of Direct Expenses payable by Tenant.

ARTICLE 5

USE OF PREMISES

5.1  Permitted Use. Tenant shall use the Premises solely for the Permitted Use set forth in Section 7 of the Summary and Tenant shall not use or permit the Premises or the Project to be used for any other purpose or purposes whatsoever without the prior written consent of Landlord, which may be withheld in Landlord’s sole discretion.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-16-	[Matternet, Inc.]

5.2  Prohibited Uses. Tenant further covenants and agrees that Tenant shall not use, or suffer or permit any person or persons to use, the Premises or any part thereof for any use or purpose contrary to the provisions of the Rules and Regulations set forth in Exhibit D, attached hereto, or in violation of the laws of the United States of America, the State of California, or the ordinances, regulations or requirements of the local municipal or county governing body or other lawful authorities having jurisdiction over the Project, including, without limitation, any such laws, ordinances, regulations or requirements relating to “Hazardous Materials,” as that term is defined effecting Section 29.18. In addition, in no event shall Tenant use the Premises or any part of the Project for a tire storage facility. Tenant shall not do or permit anything to be done in or about the Premises which will in any way damage the reputation of the Project or obstruct or interfere with the rights of other tenants or occupants of the Building, or injure or annoy them or use or allow the Premises to be used for any improper, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall comply with, and Tenant’s rights and obligations under the Lease and Tenant’s use of the Premises shall be subject and subordinate to, all recorded easements, covenants, conditions, and restrictions now or hereafter affecting the Project.

5.3  CC&Rs. Tenant shall comply with all recorded covenants, conditions, and restrictions currently affecting the Project. Additionally, Tenant acknowledges that the Project may be subject to any future covenants, conditions, and restrictions (the “CC&Rs”) which Landlord, in Landlord’s discretion, deems reasonably necessary or desirable, and Tenant agrees that this Lease shall be subject and subordinate to such CC&Rs; provided that any future CC&Rs shall not have a material and adverse impact Tenant’s rights and obligations under the Lease without the prior written consent of Tenant. Landlord shall have the right to require Tenant to execute and acknowledge, within fifteen (15) business days of a request by Landlord, a “Recognition of Covenants, Conditions, and Restriction,” in a form substantially similar to that attached hereto as Exhibit I, agreeing to and acknowledging the CC&Rs.

ARTICLE 6

SERVICES AND UTILITIES

6.1  Standard Tenant Services. Except as expressly set forth in this Section 6.1 and Article 7, below, Tenant will be responsible, at its sole cost and expense, for the furnishing of all services and utilities to the Premises, including, but not limited to heating, ventilation and air conditioning, electricity, telephone, water, janitorial and security services. Landlord shall provide, as part of the Base Building, (i) electrical wiring to subpanel facilities for the Building for Tenant’s connection, and (ii) city water and sewer stubbed to the Premises.

6.1.1  Tenant shall pay for all utilities (including without limitation, electricity, gas, sewer and water) attributable to its use of the Premises, and shall also provide its own janitorial and security services for the Premises. Such utility use shall include electricity, water, and gas use for lighting, incidental use and heating, ventilation and air conditioning (“HVAC”). Tenant shall ensure that all janitorial and security services are performed in a manner consistent with first-class research and development projects in the vicinity of the Project. All such utility, janitorial and security payments shall be excluded from Operating Expenses and shall be paid directly by Tenant prior to the date on which the same are due to the utility provider, janitorial company and/or security company, as applicable. Landlord shall, to the extent reasonably practicable and at Landlord’s cost, separately meter the Premises, and, to the extent not separately metered, shall otherwise equitably determine Tenant’s use of such utilities.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-17-	[Matternet, Inc.]

6.1.2  Tenant will design Tenant’s electrical system serving any equipment producing nonlinear electrical loads to accommodate such nonlinear electrical loads, including, but not limited to, oversizing neutral conductors, derating transformers and/or providing power-line filters. Engineering plans shall include a calculation of Tenant’s fully connected electrical design load with and without demand factors and shall indicate the number of watts of unmetered and submetered loads. Tenant shall bear the cost of replacement of lamps, starters and ballasts for lighting fixtures within the Premises.

Notwithstanding anything in this Lease to the contrary, if Landlord or any affiliate of Landlord has elected to qualify as a real estate investment trust (“REIT”), any service required or permitted to be performed by Landlord pursuant to this Lease, the charge or cost of which may be treated as impermissible tenant service income under the laws governing a REIT, may be performed by a taxable REIT subsidiary that is affiliated with either Landlord or Landlord’s property manager, an independent contractor of Landlord or Landlord’s property manager (the “Service Provider”). If Tenant is subject to a charge under this Lease for any such service, then, at Landlord’s direction, Tenant will pay such charge either to Landlord for further payment to the Service Provider or directly to the Service Provider, and, in either case, (i) Landlord will credit such payment against Additional Rent due from Tenant under this Lease for such service, and (ii) such payment to the Service Provider will not relieve Landlord from any obligation under the Lease concerning the provisions of such service.

6.2  Overstandard Tenant Use. Tenant’s use of electricity shall never exceed the capacity of the feeders to the Project or the risers or wiring installation. In the event that Tenant purchases any utility service directly from the provider, Tenant shall promptly provide to Landlord either permission to access Tenant’s usage information from the utility service provider or copies of the utility bills for Tenant’s usage of such services in a format reasonably acceptable to Landlord. If Tenant requests any additional services, then Tenant shall pay to Landlord the cost of such additional services, including Landlord’s standard fee for its involvement with such additional services, promptly upon being billed for same.

6.3  Interruption of Use. Tenant agrees that Landlord shall not be liable for damages, by abatement of Rent (except as specifically set forth in Section 19.5.2 of this Lease) or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services), or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by breakage, repairs, replacements, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building or Project after reasonable effort to do so, by any riot or other dangerous condition, emergency, accident or casualty whatsoever, by act or default of Tenant or other parties, or by any other cause beyond Landlord’s reasonable control; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant’s use and possession of the Premises or relieve Tenant from paying Rent (except as specifically set forth in Section 19.5.2 of this Lease) or performing any of its obligations under this Lease. Furthermore, Landlord shall not be liable under any circumstances for a loss of, or injury to, property or for injury to, or interference with, Tenant’s business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to a failure to furnish any of the services or utilities as set forth in this Article 6.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-18-	[Matternet, Inc.]

6.4  24/7 Access. Subject to applicable laws and the other provisions of this Lease, and except in the event of an emergency, Tenant shall have access to the Building, the Premises and the common areas of the Building, other than common areas requiring access with a Building engineer, twenty-four (24) hours per day, seven (7) days per week, every day of the year.

ARTICLE 7

REPAIRS

Landlord shall maintain in good condition and operating order and keep in good repair and condition the structural portions of the Building, including the foundation, floor/ceiling slabs, roof structure (including the roof membrane), ramps and docks, curtain wall, exterior glass and mullions, columns, beams, parking areas, landscaping, exterior Project signage, men’s and women’s washrooms, Building mechanical, electrical and telephone closets, and all common and public areas (collectively, “Building Structure”) and the Base Building mechanical, electrical, life safety, plumbing, sprinkler systems and HVAC systems which were not constructed by Tenant Parties (collectively, the “Building Systems”) and the Project Common Areas. Notwithstanding anything in this Lease to the contrary, Tenant shall be required to repair the Building Structure and/or the Building Systems to the extent caused due to Tenant’s use of the Premises for other than normal and customary business office operations, unless and to the extent such damage is covered by insurance carries or required to be carried by Landlord pursuant to Article 10 and to which the waiver of subrogation is applicable (such obligation to the extent applicable to Tenant as qualified and conditioned will hereinafter be defined as the “BS/BS Exception”). Tenant shall, at Tenant’s own expense, keep the Premises, including all improvements, fixtures and furnishings therein, and the floor or floors of the Building on which the Premises are located, in good order, repair and condition at all times during the Lease Term. In addition, Tenant shall, at Tenant’s own expense, but under the supervision and subject to the prior approval of Landlord, and within any reasonable period of time specified by Landlord, promptly and adequately repair all damage to the Premises and replace or repair all damaged, broken, or worn fixtures and appurtenances, except for damage caused by ordinary wear and tear, but such obligation shall not extend to the Building Structure and the Building Systems except pursuant to the BS/BS Exception (“Tenant’s Repair and Replacement Obligations”); provided however, that, Landlord shall have the exclusive right, at Landlord’s option, but not the obligation, to perform Tenant’s Repair and Replacement Obligations, and Tenant shall pay to Landlord the cost thereof, including Landlord’s standard fee for its involvement with such repairs and replacements, promptly upon being billed for same; provided further, however, that during the initial Lease Term, Tenant shall not be required to perform (and Landlord shall not have the right to perform at Tenant’s expense) any Tenant’s Repair and Replacement Obligations within the Premises that would, under sound real estate management and accounting principles, be deemed a “capital expenditure,” unless and to the extent the failure to make such repair or replacement would affect the safety of Landlord’s or any other tenant’s or occupant’s employees or create a health hazard for Landlord’s or any other tenant’s or occupant’s employees, or cause material interference with Landlord or other tenants of the Project or would otherwise materially and adversely affect Landlord’s ability to operate and maintain the Building in a first class manner consistent with the Comparable Buildings. If Tenant shall not be required, and does not perform, any of Tenant’s Repair and Replacement Obligations pursuant to the immediately preceding sentence, then Landlord shall not be required to perform such Tenant’s Repair and Replacement Obligations. Landlord may, but shall not be required to, enter the Premises at all reasonable times to make such repairs, alterations, improvements or additions to the Premises or to the Project or to any equipment located in the Project as Landlord shall desire or deem necessary or as Landlord may be required to do by governmental or quasi-governmental authority or court order or decree. Tenant hereby waives any and all rights under and benefits of subsection 1 of Section 1932 and Sections 1941 and 1942 of the California Civil Code or under any similar law, statute, or ordinance now or hereafter in effect.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-19-	[Matternet, Inc.]

ARTICLE 8

ADDITIONS AND ALTERATIONS

8.1  Landlord’s Consent to Alterations. Tenant may not make or suffer to be made any improvements, alterations, additions, changes, or repairs (pursuant to Article 7 or otherwise) to the Premises or any mechanical, plumbing or HVAC facilities or systems pertaining to the Premises (collectively, the “Alterations”) without first procuring the prior written consent of Landlord to such Alterations, which consent shall be requested by Tenant not less than fifteen (15) business days prior to the commencement thereof, and which consent shall not be unreasonably withheld by Landlord, provided it shall be deemed reasonable for Landlord to withhold its consent to any Alteration which adversely affects the structural portions or the systems or equipment of the Building or is visible from the exterior of the Building. Notwithstanding the foregoing, Tenant shall be permitted to make Alterations following ten (10) business days notice to Landlord, but without Landlord’s prior consent, to the extent that such Alterations (i) do not, in the aggregate, exceed a cost of $50,000 per Alteration, (ii) do not affect the Building Systems or Building Structure, (iii) do not affect the exterior appearance of the Premises or the Building, and (iv) do not require the issuance of any permits, approvals or other documents by any governmental agency(the “Cosmetic Alterations”). For purposes of determining the cost of an Alteration, work done in phases or stages shall be considered part of the same Alteration, and any Alteration shall be deemed to include all trades and materials involved in accomplishing a particular result.

8.2  Manner of Construction. Landlord may impose, as a condition of its consent to any and all Alterations or repairs of the Premises or about the Premises, such requirements as Landlord in its reasonable discretion may deem desirable, including, but not limited to, the requirement that Tenant utilize for such purposes only contractors reasonably approved by Landlord, and the requirement that upon Landlord’s request made at the time such consent is granted, Tenant shall, at Tenant’s expense, remove such Alterations upon the expiration or any early termination of the Lease Term and return the affected portion of the Premises to a building standard tenant improved condition as determined by Landlord. Tenant shall construct such Alterations and perform such repairs in a good and workmanlike manner, in conformance with any and all applicable federal, state, county or municipal laws, rules and regulations and pursuant to a valid building permit, issued by the City of Mountain View, all in conformance with Landlord’s construction rules and regulations; provided, however, that prior to commencing to construct any Alteration, Tenant shall meet with Landlord to discuss Landlord’s design parameters and code compliance issues. In the event Tenant performs any Alterations in the Premises which require or give rise to governmentally required changes to the “Base Building,” as that term is defined below, then Landlord shall, at Tenant’s expense, make such changes to the Base Building. The “Base Building” shall include the structural portions of the Building, and the public restrooms, elevators, exit stairwells and the systems and equipment located in the internal core of the Building on the floor or floors on which the Premises are located. In performing the work of any such Alterations, Tenant shall have the work performed in such manner so as not to obstruct access to the Project or any portion thereof, by any other tenant of the Project, and so as not to obstruct the business of Landlord or other tenants in the Project. Tenant shall not use (and upon notice from Landlord shall cease using) contractors, services, workmen, labor, materials or equipment that, in Landlord’s reasonable judgment, would disturb labor harmony with the workforce or trades engaged in performing other work, labor or services in or about the Building or the Common Areas. In addition to Tenant’s obligations under Article 9 of this Lease, upon completion of any Alterations, Tenant agrees to cause a Notice of Completion to be recorded in the office of the Recorder of the County of Santa Clara County in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and Tenant shall deliver to the Project construction manager a reproducible copy of the “as built” drawings of the Alterations, to the extent applicable, as well as all permits, approvals and other documents issued by any governmental agency in connection with the Alterations.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-20-	[Matternet, Inc.]

8.3  Payment for Improvements. If payment is made directly to contractors, Tenant shall (i) comply with Landlord’s requirements for final lien releases and waivers in connection with Tenant’s payment for work to contractors, and (ii) sign Landlord’s standard contractor’s rules and regulations. If Tenant orders any work directly from Landlord, Tenant shall pay to Landlord an amount equal to five percent (5%) of the costs of each such Alteration; and (vii) all other costs incurred by Landlord in connection with the construction of the Alterations. If Tenant does not order any work directly from Landlord, Tenant shall reimburse Landlord for Landlord’s reasonable, actual, out-of-pocket costs and expenses actually incurred in connection with Landlord’s review of such work.

8.4  Construction Insurance. In the event that any Alterations are made pursuant to this Article 8, prior to the commencement of such Alterations, Tenant shall provide Landlord with certificates of insurance evidencing compliance with the requirements of Section 10.14 of this Lease, it being understood and agreed that all of such Alterations shall be insured by Tenant pursuant to Article 10 of this Lease immediately upon completion thereof. In addition, Landlord may, in its discretion, require Tenant to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of such Alterations and naming Landlord as a co-obligee.

8.5  Landlord’s Property. All Alterations, improvements, fixtures, equipment and/or appurtenances which may be installed or placed in or about the Premises, from time to time, shall be at the sole cost of Tenant and shall be and become the property of Landlord; provided, however, subject to the last sentence of this Section 8.5, below, Landlord may, by written notice to Tenant prior to the end of the Lease Term, or given following any earlier termination of this Lease, require Tenant, at Tenant’s expense, to remove any Alterations or improvements and to repair any damage to the Premises and Building caused by such removal and return the affected portion of the Premises to their condition existing prior to the installation of such Alterations or improvements or, at Landlord’s election, to a building standard tenant improved condition as determined by Landlord. If Tenant fails to complete such removal and/or to repair any damage caused by the removal of any Alterations or improvements in the Premises and return the affected portion of the Premises to their condition existing prior to the installation of such Alterations or improvements or, if elected by Landlord, to a building standard tenant improved condition as determined by Landlord, prior to the expiration or earlier termination of this Lease, then Rent shall continue to accrue under this Lease in accordance with Article 16, below, after the end of the Lease Term until such work shall be completed, and Landlord shall have the right, but not the obligation, to perform such work and to charge the reasonable cost thereof to Tenant. Tenant hereby protects, defends, indemnifies and holds Landlord harmless from any liability, cost, obligation, expense or claim of lien, including but not limited to, court costs and reasonable attorneys’ fees, in any manner relating to the installation, placement, removal or financing of any such Alterations, improvements, fixtures and/or equipment in, on or about the Premises, which obligations of Tenant shall survive the expiration or earlier termination of this Lease. Notwithstanding anything set forth in this Section 8.5 to the contrary, Landlord shall not require Tenant to remove any Alteration or improvement, or to return the affected portion of the Premises to their condition existing prior to the installation of such Alteration or improvement, or, at Landlord’s election, to a building standard tenant improved condition as determined by Landlord, if and to the extent City Storage removed and/or restored (or paid Landlord to perform such action) such Alteration or improvement, as applicable, under the City Storage Lease. In addition, Landlord shall not require Tenant to remove or restore any of the following (as in existence on the date of this Lease, reasonably wear and tear excepted): (i) the polished concrete floor, (ii) the added door leading to the exterior of the Building, (iii) the power poles, and (iv) the acoustical wall panels.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-21-	[Matternet, Inc.]

ARTICLE 9

COVENANT AGAINST LIENS

Tenant shall keep the Project and Premises free from any liens or encumbrances arising out of the work performed, materials furnished or obligations incurred by or on behalf of Tenant, and shall protect, defend, indemnify and hold Landlord harmless from and against any claims, liabilities, judgments or costs (including, without limitation, reasonable attorneys’ fees and costs) arising out of same or in connection therewith. Tenant shall give Landlord notice at least twenty (20) days prior to the commencement of any work on the Premises which may give rise to a lien on the Premises, Building or Project (or such additional time as may be necessary under applicable laws) to afford Landlord the opportunity of posting and recording appropriate notices of non-responsibility. Tenant shall remove any such lien or encumbrance by bond or otherwise within five (5) days after notice by Landlord, and if Tenant shall fail to do so, Landlord may pay the amount necessary to remove such lien or encumbrance, without being responsible for investigating the validity thereof. The amount so paid shall be deemed Additional Rent under this Lease payable upon demand, without limitation as to other remedies available to Landlord under this Lease. Nothing contained in this Lease shall authorize Tenant to do any act which shall subject Landlord’s title to the Building or Premises to any liens or encumbrances whether claimed by operation of law or express or implied contract. Any claim to a lien or encumbrance upon the Building or Premises arising in connection with any such work or respecting the Premises not performed by or at the request of Landlord shall be null and void, or at Landlord’s option shall attach only against Tenant’s interest in the Premises and shall in all respects be subordinate to Landlord’s title to the Project, Building and Premises.

ARTICLE 10

INDEMNITY AND INSURANCE

10.1  Tenant’s Indemnity.

10.1.1  Indemnity. To the maximum extent permitted by law, Tenant waives any right to contribution against the “Landlord Parties” (hereinafter defined), and agrees to indemnify and save harmless the Landlord Parties from and against all claims of whatever nature by a third party arising from or claimed to have arisen from (i) any act, omission or negligence of the “Tenant Parties” (hereinafter defined); (ii) any accident, injury or damage whatsoever caused to any person, or to the property of any person, occurring in or about the Premises from the earlier of (A) the date on which any Tenant Party first enters the Premises for any reason or (B) the Lease Commencement Date, and thereafter throughout and until the end of the Lease Term and after the end of the Lease Term for so long after the end of the Lease Term as any of “Tenant’s Property” (as defined in Section 10.4, below) remains on the Premises, or Tenant or anyone acting by, through or under Tenant may use, be in occupancy of any part of, or have access to the Premises or any portion thereof; (iii) any accident, injury or damage whatsoever occurring outside the Premises but within the Project, or on common areas of the Project where such accident, injury or damage results, or is claimed to have resulted, from any act, omission or negligence on the part of any of the Tenant Parties; or (iv) any breach of this Lease by Tenant. Tenant shall pay such indemnified amounts as they are incurred by the Landlord Parties. The indemnification rights of Landlord Parties provided in this Lease are their exclusive indemnification rights with respect to this Lease. Landlord Parties waive any additional rights to indemnification they may have against Tenant Parties with respect to this Lease under common law. Notwithstanding anything contained herein to the contrary, Tenant shall not be obligated to indemnify a Landlord Party for any claims to the extent that such Landlord Party’s damages in fact result from matters included in Landlord’s indemnity in Section 10.1.8 of this Article.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-22-	[Matternet, Inc.]

10.1.2  Breach. In the event that Tenant breaches any of its indemnity obligations hereunder: (i) Tenant shall pay to the Landlord Parties all liabilities, loss, cost, or expense (including reasonable attorney’s fees) incurred as a result of said breach, and the reasonable value of time expended by the Landlord Parties as a result of said breach; and (ii) the Landlord Parties may deduct and offset from any amounts due to Tenant under this Lease any amounts owed by Tenant pursuant to this section.

10.1.3  No limitation. The indemnification obligations under this Section shall not be limited in any way by any limitation on the amount or type of damages, compensation or benefits payable by or for Tenant or any subtenant or other occupant of the Premises under workers’ compensation acts, disability benefit acts, or other employee benefit acts. Tenant waives any immunity from or limitation on its indemnity or contribution liability to the Landlord Parties based upon such acts.

10.1.4  Subtenants and other occupants. Tenant shall require its subtenants and other occupants of the Premises to provide similar indemnities to the Landlord Parties in a form reasonably acceptable to Landlord.

10.1.5  Survival. The terms of this section shall survive any termination or expiration of this Lease.

10.1.6  Costs. The foregoing indemnity and hold harmless agreement shall include indemnity for all costs, expenses and liabilities (including, without limitation, attorneys’ fees and disbursements) incurred by the Landlord Parties in connection with any such claim or any action or proceeding brought thereon, and the defense thereof. In addition, in the event that any action or proceeding shall be brought against one or more Landlord Parties by reason of any such claim, Tenant, upon request from the Landlord Party, shall resist and defend such action or proceeding on behalf of the Landlord Party by counsel appointed by Tenant’s insurer (if such claim is covered by insurance without reservation) or otherwise by counsel reasonably satisfactory to the Landlord Party. The Landlord Parties shall not be bound by any compromise or settlement of any such claim, action or proceeding without the prior written consent of such Landlord Parties.

10.1.7  Landlord Parties and Tenant Parties. The term “Landlord Party” or “Landlord Parties” shall mean Landlord, any affiliate of Landlord, Landlord’s managing agents for the Building, each Mortgagee, and each of their respective direct or indirect partners, officers, shareholders, directors, members, trustees, beneficiaries, servants, employees, principals, contractors, licensees, agents or representatives. The term “Tenant Party” or “Tenant Parties” shall mean Tenant, any affiliate of Tenant, any permitted subtenant or any other permitted occupant of the Premises, and each of their respective direct or indirect partners, officers, shareholders, directors, members, trustees, beneficiaries, servants, employees, principals, contractors, licensees, agents, invitees or representatives.

10.1.8  Landlord’s Indemnity. Subject to the limitations in Section 29.13 and in Section 10.2 and Section 10.13 of this Article, and to the extent not resulting from any act, omission, fault, negligence or misconduct of Tenant or its contractors, licensees, invitees, agents, servants or employees, Landlord waives its right to contribution and agrees to indemnify and save harmless Tenant from and against any claim by a third party arising from any injury to any person occurring in the Premises or in the Project after the date that possession of the Premises is first delivered to Tenant and until the expiration or earlier termination of the Lease Term, to the extent such injury results from the gross negligence or willful misconduct of Landlord or Landlord’s employees; provided, however, that in no event shall the aforesaid indemnity render Landlord responsible or liable for any loss or damage to fixtures, personal property or other property of Tenant, and Landlord shall in no event be liable for any indirect or consequential damages. Tenant shall provide notice of any such third party claim to Landlord as soon as practicable. Landlord shall have the right, but not the duty, to defend the claim. The provisions of this section shall not be applicable to (i) the holder of any mortgage now or hereafter on the Project or Building (whether or not such holder shall be a mortgagee in possession of or shall have exercised any rights under a conditional, collateral or other assignment of leases and/or rents respecting the Project or Building), or (ii) any person acquiring title as a result of, or subsequent to, a foreclosure of any such mortgage or a deed in lieu of foreclosure, except to the extent of liability insurance maintained by either of the foregoing. The indemnification rights of Tenant provided in this Lease are its exclusive indemnification rights with respect to this Lease. Tenant waives any additional rights to indemnification it may have against Landlord Parties with respect to this Lease under common law.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-23-	[Matternet, Inc.]

10.2  Tenant’s Risk. Tenant agrees to use and occupy the Premises, and to use such other portions of the Building and the Project as Tenant is given the right to use by this Lease at Tenant’s own risk. The Landlord Parties shall not be liable to the Tenant Parties for any damage, injury, loss, compensation, or claim (including, but not limited to, claims for the interruption of or loss to a Tenant Party’s business) based on, arising out of or resulting from any cause whatsoever, including, but not limited to, repairs to any portion of the Premises or the Building or the Project, any fire, robbery, theft, mysterious disappearance, or any other crime or Casualty, any cyber attack affecting the Building systems or any computer systems in the Premises or the Building, the actions of any other tenants of the Building or of any other person or persons, or any leakage in any part or portion of the Premises or the Building or the Project, or from water, rain or snow that may leak into, or flow from any part of the Premises or the Building or the Project, or from drains, pipes or plumbing fixtures in the Building or the Project. Any goods, property or personal effects stored or placed in or about the Premises shall be at the sole risk of the Tenant Party, and neither the Landlord Parties nor their insurers shall in any manner be held responsible therefor. The Landlord Parties shall not be responsible or liable to a Tenant Party, or to those claiming by, through or under a Tenant Party, for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises or any part of the premises adjacent to or connecting with the Premises or any part of the Building or otherwise. Notwithstanding the foregoing, the Landlord Parties shall not be released from liability for any injury, loss, damages or liability to the extent arising from any gross negligence or willful misconduct of the Landlord Parties on or about the Premises; provided, however, in no event shall the Landlord Parties have any liability to a Tenant Party based on any loss with respect to or interruption in the operation of Tenant’s business. The provisions of this section shall be applicable to the fullest extent permitted by law, and until the expiration or earlier termination of the Lease Term, and during such further period as any of Tenant’s Property remains in the Premises, or Tenant or anyone acting by, through or under Tenant may use, be in occupancy of any part of, or have access to the Premises or of the Building.

10.3  Tenant’s Commercial General Liability Insurance. Tenant agrees to maintain in full force on or before the earlier of (i) the date on which any Tenant Party first enters the Premises for any reason or (ii) the Lease Commencement Date, and thereafter throughout and until the end of the Lease Term, and after the end of the Lease Term so long after the end of the Lease Term as any of Tenant’s Property remains on the Premises, or Tenant or anyone acting by, through or under Tenant may use, be in occupancy of any part of, or have access to any part of the Premises or any portion thereof, a policy of commercial general liability insurance, on an occurrence basis, issued on a form at least as broad as Insurance Services Office (“ISO”) Commercial General Liability Coverage “occurrence” form CG 00 01 10 01 or another ISO Commercial General Liability “occurrence” form providing equivalent coverage. Such insurance shall include contractual liability coverage, specifically covering but not limited to the indemnification obligations undertaken by Tenant in this Lease. The minimum limits of liability of such insurance shall be $5,000,000.00 per occurrence, which may be satisfied through a combination of primary and excess/umbrella insurance. In addition, in the event Tenant hosts a function in the Premises, Tenant agrees to obtain, and cause any persons or parties providing services for such function to obtain, the appropriate insurance coverages as determined by Landlord (including liquor liability coverage, if applicable) and provide Landlord with evidence of the same.

10.4  Tenant’s Property Insurance. Tenant shall maintain at all times during the Lease Term, and during such earlier or later time as Tenant may be performing work in or to the Premises or have property, fixtures, furniture, equipment, machinery, goods, supplies, wares or merchandise on the Premises, and continuing thereafter so long as any of Tenant’s Property remains in the Premises, or Tenant, or anyone acting by, through or under Tenant may use, be in occupancy of or have access to, any part of the Premises, business interruption insurance and insurance against loss or damage covered by the so-called “all risk” or equivalent type insurance coverage with respect to (i) Tenant’s property, fixtures, furniture, equipment, machinery, goods, supplies, wares and merchandise, and other property of Tenant located at the Premises, (ii) any additions, alterations and improvements which exist in the Premises as of the Lease Commencement Date (the “Original Improvements”), and all alterations, improvements and other modifications made by or on behalf of the Tenant in the Premises, and (iii) any property of third parties, including but not limited to leased or rented property, in the Premises in Tenant’s care, custody, use or control, provided that such insurance in the case of (iii) may be maintained by such third parties (collectively “Tenant’s Property”). At the request of Landlord, Tenant shall provide to Landlord a detailed description of the Alterations made by or on behalf of Tenant and the cost thereof. The business interruption insurance required by this section shall be in minimum amounts typically carried by prudent tenants engaged in similar operations, but in no event shall be in an amount less than the Base Rent then in effect during any Lease Year, plus any Additional Rent due and payable for the immediately preceding Lease Year. The “all risk” insurance required by this section shall be in an amount at least equal to the full replacement cost of Tenant’s Property. In addition, during such time as Tenant is performing work in or to the Premises, Tenant, at Tenant’s expense, shall also maintain, or shall cause its contractor(s) to maintain, builder’s risk insurance for the full insurable value of such work. Landlord and such additional persons or entities as Landlord may reasonably request shall be named as loss payees, as their interests may appear, on the policy or policies required by this section for all Original Improvements and Alterations. In the event of loss or damage covered by the “all risk” insurance required by this section, the responsibilities for repairing or restoring the loss or damage shall be determined in accordance with Article 11 of this Lease, below. To the extent that Landlord is obligated to pay for the repair or restoration of the loss or damage covered by the policy, Landlord shall be paid the proceeds of the “all risk” insurance covering the loss or damage. To the extent Tenant is obligated to pay for the repair or restoration of the loss or damage, covered by the policy, Tenant shall be paid the proceeds of the “all risk” insurance covering the loss or damage. If both Landlord and Tenant are obligated to pay for the repair or restoration of the loss or damage covered by the policy, the insurance proceeds shall be paid to each of them in the pro rata proportion of their obligations to repair or restore the loss or damage. If the loss or damage is not repaired or restored (for example, if the Lease is terminated pursuant to Section 11.2 of this Lease, below), the insurance proceeds shall be paid to Landlord and Tenant in the pro rata proportion of their relative contributions to the cost of the leasehold improvements covered by the policy.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-24-	[Matternet, Inc.]

10.5  Tenant’s Other Insurance. Tenant agrees to maintain in full force on or before the earlier of (i) the date on which any Tenant Party first enters the Premises for any reason or (ii) the Lease Commencement Date, and thereafter throughout the end of the Lease Term, and after the end of the Lease Term for so long after the end of the Lease Term any of Tenant’s Property remains in the Premises or as long as Tenant or anyone acting by, through or under Tenant may use, be in occupancy of, or have access to the Premises or any portion thereof (1) automobile liability insurance (covering any automobiles owned or operated by Tenant at the Project); (2) worker’s compensation insurance as required by Applicable Laws; and (3) employer’s liability insurance. Such automobile liability insurance shall be in an amount not less than One Million Dollars ($1,000,000) for each accident. Such employer’s liability insurance shall be in an amount not less than One Million Dollars ($1,000,000) for each accident, One Million Dollars ($1,000,000) disease-policy limit, and One Million Dollars ($1,000,000) disease-each employee.

10.6  Requirements For Insurance. All insurance required to be maintained by Tenant pursuant to this Lease shall be maintained with responsible companies that are admitted to do business, and are in good standing, in the jurisdiction in which the Premises are located and that have a rating of at least “A” and are within a financial size category of not less than “Class X” in the most current Best’s Key Rating Guide or such similar rating as may be reasonably selected by Landlord. All such insurance shall: (1) be acceptable in form and content to Landlord; and (2) contain a clause requiring the insurer to provide Landlord thirty (30) days’ prior written notice of cancellation or failure to renew. All commercial general liability, excess/umbrella liability and automobile liability insurance policies shall be primary and noncontributory. No such policy shall contain any self-insured retention greater than $25,000.00 for property insurance and $25,000.00 for commercial general liability insurance. Any deductibles and such self-insured retentions shall be deemed to be “insurance” for purposes of the waiver in Section 10.13 of this Lease, below. Landlord reserves the right from time to time to require Tenant to obtain higher minimum amounts of insurance based on such limits as are customarily carried with respect to similar properties in the area in which the Premises are located. The minimum amounts of insurance required by this Lease shall not be reduced by the payment of claims or for any other reason. In the event Tenant shall fail to obtain or maintain any insurance meeting the requirements of this Article, or to deliver such policies or certificates as required by this Article, Landlord may, at its option, on five (5) days notice to Tenant, procure such policies for the account of Tenant, and the cost thereof shall be paid to Landlord within five (5) days after delivery to Tenant of bills therefor.

10.7  Additional Insureds. The commercial general liability and auto insurance carried by Tenant pursuant to this Lease, and any additional liability insurance carried by Tenant pursuant to Section 10.3 of this Lease, above or any other provision of this Lease, shall name Landlord, Landlord’s managing agent, and such other persons as Landlord may reasonably request from time to time as additional insureds (collectively “Additional Insureds”) with respect to liability arising out of or related to this Lease or the operations of Tenant. Such insurance shall provide primary coverage without contribution from any other insurance carried by or for the benefit of Landlord, Landlord’s managing agent, or other Additional Insureds. Such insurance shall also waive any right of subrogation against each Additional Insured. For the avoidance of doubt, each primary policy and each excess/umbrella policy through which Tenant satisfies its obligations under this Section must provide coverage to the Additional Insureds that is primary and non-contributory.

10.8  Certificates Of Insurance. On or before the earlier of (i) the date on which any Tenant Party first enters the Premises for any reason or (ii) the Lease Commencement Date, Tenant shall furnish Landlord with certificates evidencing the insurance coverage required by this Lease, and renewal certificates shall be furnished to Landlord at least annually thereafter, and at least thirty (30) days prior to the expiration date of each policy for which a certificate was furnished. (Acceptable forms of such certificates for liability and property insurance, respectively, as of the date hereof, are attached hereto as Exhibit H, however other forms of certificates may satisfy the requirements of this Section.) Failure by the Tenant to provide the certificates or letters required by this Section shall not be deemed to be a waiver of the requirements in this Section. Upon request by Landlord, a true and complete copy of any insurance policy required by this Lease shall be delivered to Landlord within ten (10) days following Landlord’s request.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-25-	[Matternet, Inc.]

10.9  Subtenants And Other Occupants. Tenant shall require its subtenants and other occupants of the Premises to provide written documentation evidencing the obligation of such subtenant or other occupant to indemnify the Landlord Parties to the same extent that Tenant is required to indemnify the Landlord Parties pursuant to Section 10.1 of this Lease, above, and to maintain insurance that meets the requirements of this Article, and otherwise to comply with the requirements of this Article, provided that the terms of this Section 10.9 shall not relieve Tenant of any of its obligations to comply with the requirements of this Article. Tenant shall require all such subtenants and occupants to supply certificates of insurance evidencing that the insurance requirements of this Article have been met and shall forward such certificates to Landlord on or before the earlier of (i) the date on which the subtenant first enters the Premises or (ii) the commencement of the sublease. Tenant shall be responsible for identifying and remedying any deficiencies in such certificates or policy provisions.

10.10  No Violation Of Building Policies. Tenant shall not commit or permit any violation of the policies of fire, boiler, sprinkler, water damage or other insurance covering the Project and/or the fixtures, equipment and property therein carried by Landlord, or do or permit anything to be done, or keep or permit anything to be kept, in the Premises, which in case of any of the foregoing (i) would result in termination of any such policies, (ii) would adversely affect Landlord’s right of recovery under any of such policies, or (iii) would result in reputable and independent insurance companies refusing to insure the Project or the property of Landlord in amounts reasonably satisfactory to Landlord.

10.11  Tenant To Pay Premium Increases. If, because of anything done, caused or permitted to be done, or omitted by Tenant (or its subtenant or other occupants of the Premises), the rates for liability, fire, boiler, sprinkler, water damage or other insurance on the Project or on the property and equipment of Landlord or any other tenant or subtenant in the Building shall be higher than they otherwise would be, Tenant shall reimburse Landlord and/or the other tenants and subtenants in the Building for the additional insurance premiums thereafter paid by Landlord or by any of the other tenants and subtenants in the Building which shall have been charged because of the aforesaid reasons, such reimbursement to be made from time to time on Landlord’s demand, provided that such demand is accompanied by reasonable supporting documentation evidencing the cause of such increase.

10.12  Landlord’s Insurance.

10.12.1  Required insurance. Landlord shall maintain insurance against loss or damage with respect to the Building on an “all risk” or equivalent type insurance form, with customary exceptions, subject to such deductibles and self-insured retentions as Landlord may determine, in an amount equal to at least the replacement value of the Building. The cost of such insurance shall be treated as a part of Operating Expenses. Such insurance shall be maintained with an insurance company selected by Landlord. Payment for losses thereunder shall be made solely to Landlord.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-26-	[Matternet, Inc.]

10.12.2  Optional insurance. Landlord may maintain such additional insurance with respect to the Building and the Project, including, without limitation, earthquake insurance, terrorism insurance, flood insurance, liability insurance and/or rent insurance, as Landlord may in its sole discretion elect. Landlord may also maintain such other insurance as may from time to time be required by a “Mortgagee,” as that term is defined in Section 18.2 of this Lease, below. The cost of all such additional insurance shall also be part of the Operating Expenses.

10.12.3  Blanket and self-insurance. Any or all of Landlord’s insurance may be provided by blanket coverage maintained by Landlord or any affiliate of Landlord under its insurance program for its portfolio of properties, or by Landlord or any affiliate of Landlord under a program of self-insurance, and in such event Operating Expenses shall include the portion of the reasonable cost of blanket insurance or self-insurance that is allocated to the Building.

10.12.4  No obligation. Landlord shall not be obligated to insure, and shall not assume any liability of risk of loss for, Tenant’s Property, including any such property or work of tenant’s subtenants or occupants. Landlord will also have no obligation to carry insurance against, nor be responsible for, any loss suffered by Tenant, subtenants or other occupants due to interruption of Tenant’s or any subtenant’s or occupant’s business.

10.13  Waiver Of Subrogation. To the fullest extent permitted by law, and notwithstanding any term or provision of this Lease to the contrary, the parties hereto waive and release any and all rights of recovery against the other, and agree not to seek to recover from the other or to make any claim against the other, and in the case of Landlord, against all Tenant Parties, and in the case of Tenant, against all Landlord Parties, for any loss or damage incurred by the waiving/releasing party to the extent such loss or damage is insured under any insurance policy required by this Lease or which would have been so insured had the party carried the insurance it was required to carry hereunder. Tenant shall obtain from its subtenants and other occupants of the Premises a similar waiver and release of claims against any or all of Tenant or Landlord. The insurance policies required by this Lease shall contain no provision that would invalidate or restrict the parties’ waiver and release of the rights of recovery in this section. The parties hereto covenant that no insurer shall hold any right of subrogation against the parties hereto by virtue of such insurance policy.

10.14  Tenant’s Work. During such times as Tenant is performing work or having work or services performed in or to the Premises, Tenant shall require its contractors, and their subcontractors of all tiers, to obtain and maintain commercial general liability, automobile, workers compensation, employer’s liability, builder’s risk, and equipment/property insurance in such amounts and on such terms as are customarily required of such contractors and subcontractors on similar projects. The amounts and terms of all such insurance are subject to Landlord’s written approval, which approval shall not be unreasonably withheld. The commercial general liability and auto insurance carried by Tenant’s contractors and their subcontractors of all tiers pursuant to this section shall name the Additional Insured as additional insureds with respect to liability arising out of or related to their work or services. Such insurance shall provide primary coverage without contribution from any other insurance carried by or for the benefit of Landlord, Landlord’s managing agent, or other Additional Insureds. Such insurance shall also waive any right of subrogation against each Additional Insured. Tenant shall obtain and submit to Landlord, prior to the earlier of (i) the entry onto the Premises by such contractors or subcontractors or (ii) commencement of the work or services, certificates of insurance evidencing compliance with the requirements of this section.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-27-	[Matternet, Inc.]

ARTICLE 11

DAMAGE AND DESTRUCTION

11.1  Repair of Damage to Premises by Landlord. Tenant shall promptly notify Landlord of any damage to the Premises resulting from fire or any other casualty. If the Premises or any Common Areas necessary to Tenant’s use of or access to the Premises shall be damaged by fire or other casualty, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord’s reasonable control, and subject to all other terms of this Article 11, restore the Base Building and such Common Areas. Such restoration shall be to substantially the same condition of the Base Building and the Common Areas prior to the casualty, except for modifications required by zoning and building codes and other laws or by the holder of a mortgage on the Building or Project or any other modifications to the Common Areas deemed desirable by Landlord, provided that access to the Premises and any common restrooms serving the Premises shall not be materially impaired. Upon the occurrence of any damage to the Premises, upon notice (the “Landlord Repair Notice”) to Tenant from Landlord, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Tenant’s insurance required under item (ii) of Section 10.4 of this Lease, and Landlord shall repair any injury or damage to the Original Improvements installed in the Premises and shall return such Original Improvements to their original condition; provided that if the cost of such repair by Landlord exceeds the amount of insurance proceeds received by Landlord from Tenant’s insurance carrier, as assigned by Tenant, the cost of such repairs shall be paid by Tenant to Landlord prior to Landlord’s commencement of repair of the damage. In the event that Landlord does not deliver the Landlord Repair Notice within sixty (60) days following the date the casualty becomes known to Landlord, Tenant shall, at its sole cost and expense, repair any injury or damage to the Original Improvements installed in the Premises and shall return such Original Improvements to their original condition. Whether or not Landlord delivers a Landlord Repair Notice, prior to the commencement of construction, Tenant shall submit to Landlord, for Landlord’s review and approval, all plans, specifications and working drawings relating thereto, and Landlord shall select the contractors to perform such improvement work. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant’s business resulting in any way from such damage or the repair thereof; provided, however, if such fire or other casualty shall have damaged the Premises or a portion thereof or Common Areas necessary to Tenant’s occupancy, then Landlord shall allow Tenant a proportionate abatement of Rent during the time and to the extent and in the proportion that the Premises or such portion thereof are unfit for occupancy for the purposes permitted under this Lease, and are not occupied by Tenant as a result thereof; provided, however, if the damage or destruction is due to the negligence or willful misconduct of Tenant or any of its agents, employees, contractors, invitees or guests, then Tenant shall be responsible for any reasonable, applicable insurance deductible (which shall be payable to Landlord upon demand) and there shall be no rent abatement. In the event that Landlord shall not deliver the Landlord Repair Notice, Tenant’s right to rent abatement pursuant to the preceding sentence shall terminate as of the date which is reasonably determined by Landlord to be the date Tenant should have completed repairs to the Premises assuming Tenant used reasonable due diligence in connection therewith.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-28-	[Matternet, Inc.]

11.2  Landlord’s Option to Repair. Notwithstanding the terms of Section 11.1 of this Lease, Landlord may elect not to rebuild and/or restore the Premises, Building and/or Project, and instead terminate this Lease, by notifying Tenant in writing of such termination within sixty (60) days after the date of discovery of the damage, such notice to include a termination date giving Tenant sixty (60) days to vacate the Premises, but Landlord may so elect only if the Building or Project shall be damaged by fire or other casualty or cause, whether or not the Premises are affected, and one or more of the following conditions is present: (i) in Landlord’s reasonable judgment, repairs cannot reasonably be completed within two hundred seventy (270) days after the date of discovery of the damage (when such repairs are made without the payment of overtime or other premiums); (ii) the holder of any mortgage on the Building or Project or ground lessor with respect to the Building or Project shall require that the insurance proceeds or any portion thereof be used to retire the mortgage debt, or shall terminate the ground lease, as the case may be; (iii) the damage is not fully covered by Landlord’s insurance policies or that portion of the proceeds from Landlord’s insurance policies allocable to the Building or the Project, as the case may be; (iv) Landlord decides to rebuild the Building or Common Areas so that they will be substantially different structurally or architecturally; (v) the damage occurs during the last twelve (12) months of the Lease Term; or (vi) any owner of any other portion of the Project, other than Landlord, does not intend to repair the damage to such portion of the Project; provided, however, that if such fire or other casualty shall have damaged the Premises or a portion thereof or Common Areas necessary to Tenant’s occupancy and as a result of such damage the Premises are unfit for occupancy, and provided that Landlord does not elect to terminate this Lease pursuant to Landlord’s termination right as provided above, and either (a) the repairs cannot, in the reasonable opinion of Landlord’s contractor, be completed within two hundred seventy (270) days after being commenced, or (b) the damage occurs during the last twelve months of the Lease Term and will reasonably require in excess of ninety (90) days to repair, Tenant may elect, no earlier than sixty (60) days after the date of the damage and not later than ninety (90) days after the date of such damage, to terminate this Lease by written notice to Landlord effective as of the date specified in the notice, which date shall not be less than thirty (30) days nor more than sixty (60) days after the date such notice is given by Tenant.

11.3  Waiver of Statutory Provisions. The provisions of this Lease, including this Article 11, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Building or the Project, and any statute or regulation of the State of California, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Building or the Project.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-29-	[Matternet, Inc.]

ARTICLE 12

NONWAIVER

No provision of this Lease shall be deemed waived by either party hereto unless expressly waived in a writing signed thereby. The waiver by either party hereto of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of same or any other term, covenant or condition herein contained. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord’s knowledge of such preceding breach at the time of acceptance of such Rent. No acceptance of a lesser amount than the Rent herein stipulated shall be deemed a waiver of Landlord’s right to receive the full amount due, nor shall any endorsement or statement on any check or payment or any letter accompanying such check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the full amount due. No receipt of monies by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Lease Term or of Tenant’s right of possession hereunder, or after the giving of any notice shall reinstate, continue or extend the Lease Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit, or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment. No payment of Rent by Tenant after a breach by Landlord shall be deemed a waiver of any breach by Landlord.

ARTICLE 13

CONDEMNATION

If the whole or any part of the Premises, Building or Project shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if any adjacent property or street shall be so taken or condemned, or reconfigured or vacated by such authority in such manner as to require the use, reconstruction or remodeling of any part of the Premises, Building or Project, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation, Landlord shall have the option to terminate this Lease effective as of the date possession is required to be surrendered to the authority. If more than twenty-five percent (25%) of the rentable square feet of the Premises is taken, or if all reasonable access to the Premises is substantially impaired, in each case for a period in excess of one hundred eighty (180) days, Tenant shall have the option to terminate this Lease effective as of the date possession is required to be surrendered to the authority. Tenant shall not because of such taking assert any claim against Landlord or the authority for any compensation because of such taking and Landlord shall be entitled to the entire award or payment in connection therewith, except that Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant’s personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Lease Term pursuant to the terms of this Lease, and for moving expenses, so long as such claims do not diminish the award available to Landlord, its ground lessor with respect to the Building or Project or its mortgagee, and such claim is payable separately to Tenant. All Rent shall be apportioned as of the date of such termination. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Rent shall be proportionately abated. Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of the California Code of Civil Procedure. Notwithstanding anything to the contrary contained in this Article 13, in the event of a temporary taking of all or any portion of the Premises for a period of one hundred eighty (180) days or less, then this Lease shall not terminate but the Base Rent and the Additional Rent shall be abated for the period of such taking in proportion to the ratio that the amount of rentable square feet of the Premises taken bears to the total rentable square feet of the Premises. Landlord shall be entitled to receive the entire award made in connection with any such temporary taking.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-30-	[Matternet, Inc.]

ARTICLE 14

ASSIGNMENT AND SUBLETTING

14.1  Transfers. Tenant shall not, without the prior written consent of Landlord, assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, permit any assignment, or other transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or enter into any license or concession agreements or otherwise permit the occupancy or use of the Premises or any part thereof by any persons other than Tenant and its employees and contractors (all of the foregoing are hereinafter sometimes referred to individually as a “Transfer,” and, collectively, as “Transfers” and any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a “Transferee”). If Tenant desires Landlord’s consent to any Transfer, Tenant shall notify Landlord in writing, which notice (the “Transfer Notice”) shall include (i) the proposed effective date of the Transfer, which shall not be less than thirty (30) days nor more than one hundred eighty (180) days after the date of delivery of the Transfer Notice, (ii) a description of the portion of the Premises to be transferred (the “Subject Space”), (iii) all of the terms of the proposed Transfer and the consideration therefor, including calculation of the “Transfer Premium”, as that term is defined in Section 14.3 below, in connection with such Transfer, the name and address of the proposed Transferee, and a copy of all existing executed and/or proposed documentation pertaining to the proposed Transfer, including all existing operative documents to be executed to evidence such Transfer or the agreements incidental or related to such Transfer, provided that Landlord shall have the right to require Tenant to utilize Landlord’s standard Transfer documents in connection with the documentation of such Transfer, (iv) current financial statements of the proposed Transferee certified by an officer, partner or owner thereof, business credit and personal references and history of the proposed Transferee and any other information required by Landlord which will enable Landlord to determine the financial responsibility, character, and reputation of the proposed Transferee, nature of such Transferee’s business and proposed use of the Subject Space, and (v) an executed estoppel certificate from Tenant in the form attached hereto as Exhibit E. Any Transfer made without Landlord’s prior written consent shall, at Landlord’s option, be null, void and of no effect, and shall, at Landlord’s option, constitute a default by Tenant under this Lease. Whether or not Landlord consents to any proposed Transfer, Tenant shall pay Landlord’s review and processing fees, as well as any reasonable professional fees (including, without limitation, attorneys’, accountants’, architects’, engineers’ and consultants’ fees) incurred by Landlord, not to exceed $5,000.00 for a Transfer in the ordinary course of business, within thirty (30) days after written request by Landlord.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-31-	[Matternet, Inc.]

14.2  Landlord’s Consent. Landlord shall not unreasonably withhold its consent to any proposed Transfer of the Subject Space to the Transferee on the terms specified in the Transfer Notice. Without limitation as to other reasonable grounds for withholding consent, the parties hereby agree that it shall be reasonable under this Lease and under any applicable law for Landlord to withhold consent to any proposed Transfer where one or more of the following apply:

14.2.1  The Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Building or the Project, or would be a significantly less prestigious occupant of the Building than Tenant;

14.2.2  The Transferee intends to use the Subject Space for purposes which are not permitted under this Lease;

14.2.3  The Transferee is either a governmental agency or instrumentality thereof;

14.2.4  The Transferee is not a party of reasonable financial worth and/or financial stability in light of the responsibilities to be undertaken in connection with the Transfer on the date consent is requested;

14.2.5  The proposed Transfer would cause a violation of another lease for space in the Project, or would give an occupant of the Project a right to cancel its lease;

14.2.6  Either the proposed Transferee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed Transferee, (i) occupies space in the Project at the time of the request for consent, or (ii) is negotiating or has negotiated with Landlord to lease space in the Project, or (iii) Landlord is currently meeting with (or has previously met with) the proposed Transferee to tour space in the Project;

14.2.7  In Landlord’s reasonable judgment, the use of the Premises by the proposed Transferee would not be comparable to the types of uses by other tenants in the Project, would entail any alterations which would lessen the value of the tenant improvements in the Premises, would result in more than a reasonable density of occupants per square foot of the Premises, would increase the burden on elevators or other Building systems or equipment over the burden thereon prior to the proposed Transfer, or would require increased services by Landlord;

14.2.8  The proposed Transfer would result in the existence of, in the aggregate, more than two (2) subtenants occupying the Premises at any given time during the Lease Term; or

14.2.9  Any part of the rent payable under the proposed Transfer shall be based in whole or in part on the income or profits derived from the Subject Space or if any proposed Transfer shall potentially have any adverse effect on the real estate investment trust qualification requirements applicable to Landlord and its affiliates.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-32-	[Matternet, Inc.]

If Landlord consents to any Transfer pursuant to the terms of this Section 14.2 (and does not exercise any recapture rights Landlord may have under Section 14.4 of this Lease), Tenant may within six (6) months after Landlord’s consent, but not later than the expiration of said six-month period, enter into such Transfer of the Premises or portion thereof, upon substantially the same terms and conditions as are set forth in the Transfer Notice furnished by Tenant to Landlord pursuant to Section 14.1 of this Lease, provided that if there are any changes in the terms and conditions from those specified in the Transfer Notice (i) such that Landlord would initially have been entitled to refuse its consent to such Transfer under this Section 14.2, or (ii) which would cause the proposed Transfer to be more favorable to the Transferee than the terms set forth in Tenant’s original Transfer Notice, Tenant shall again submit the Transfer to Landlord for its approval and other action under this Article 14 (including Landlord’s right of recapture, if any, under Section 14.4 of this Lease). Notwithstanding anything to the contrary in this Lease, if Tenant or any proposed Transferee claims that Landlord has unreasonably withheld or delayed its consent under Section 14.2 or otherwise has breached or acted unreasonably under this Article 14, their sole remedies shall be a declaratory judgment and an injunction for the relief sought, and Tenant hereby waives the provisions of Section 1995.310 of the California Civil Code, or any successor statute, and all other remedies, including, without limitation, any right at law or equity to terminate this Lease, on its own behalf and, to the extent permitted under all applicable laws, on behalf of the proposed Transferee. Tenant shall indemnify, defend and hold harmless Landlord from any and all liability, losses, claims, damages, costs, expenses, causes of action and proceedings involving any third party or parties (including without limitation Tenant’s proposed subtenant or assignee) who claim they were damaged by Landlord’s wrongful withholding or conditioning of Landlord’s consent.

14.3  Transfer Premium. If Landlord consents to a Transfer, as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord one hundred percent (100%) of any “Transfer Premium,” as that term is defined in this Section 14.3, received by Tenant from such Transferee. “Transfer Premium” shall mean all rent, additional rent or other consideration payable by such Transferee in connection with the Transfer in excess of the Rent and Additional Rent payable by Tenant under this Lease during the term of the Transfer on a per rentable square foot basis if less than all of the Premises is transferred, after deducting the reasonable expenses incurred by Tenant for (i) any changes, alterations and improvements to the Premises in connection with the Transfer, (ii) any free base rent reasonably provided to the Transferee in connection with the Transfer (provided that such free rent shall be deducted only to the extent the same is included in the calculation of total consideration payable by such Transferee), and (iii) any brokerage commissions in connection with the Transfer and (iv) legal fees reasonably incurred in connection with the Transfer (collectively, “Tenant’s Subleasing Costs”). “Transfer Premium” shall also include, but not be limited to, key money, bonus money or other cash consideration paid by Transferee to Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by Tenant to Transferee or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to Transferee in connection with such Transfer. Landlord shall make a determination of the amount of Landlord’s applicable share of the Transfer Premium on a monthly basis as rent or other consideration is paid by Transferee to Tenant under the Transfer. For purposes of calculating the Transfer Premium on a monthly basis, Tenant’s Subleasing Costs shall be deemed to be expended by Tenant in equal monthly amounts over the entire term of the Transfer.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-33-	[Matternet, Inc.]

14.4  Landlord’s Option as to Subject Space. Notwithstanding anything to the contrary contained in this Article 14, Landlord shall have the option, by giving written notice to Tenant within thirty (30) days after receipt of any Transfer Notice, to (i) recapture the Subject Space, or (ii) take an assignment or sublease of the Subject Space from Tenant. Such recapture or sublease or assignment notice, shall cancel and terminate this Lease, or create a sublease or assignment, as the case may be, with respect to the Subject Space as of the date stated in the Transfer Notice as the effective date of the proposed Transfer. In the event of a recapture by Landlord, if this Lease shall be canceled with respect to less than the entire Premises, then (i) the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Premises; (ii) this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same; and (iii) Landlord shall construct or cause to be constructed a demising wall separating that portion of the Premises recaptured by Landlord from that portion of the Premises retained by Tenant; provided that, Tenant hereby agrees that, notwithstanding Tenant’s occupancy of its retained portion of the Premises during the construction of such demising wall by Landlord, Landlord shall be permitted to construct such demising wall during normal business hours, without any obligation to pay overtime or other premiums, and the construction of such demising wall by Landlord shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Rent, and Landlord shall have no responsibility or for any reason be liable to Tenant for any direct or indirect injury to or interference with Tenant’s business arising from the construction of such demising wall, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of its retained portion of the Premises or of Tenant’s personal property or improvements resulting from the construction of such demising wall, or for any inconvenience or annoyance occasioned by the construction of such demising wall; and provided further that, Tenant shall be responsible for, and shall pay to Landlord promptly upon being billed therefor, fifty percent (50%) of all costs related to the construction of such demising wall, including Landlord’s standard fee for its involvement with such demising wall. If Landlord declines, or fails to elect in a timely manner, to recapture, sublease or take an assignment of the Subject Space under this Section 14.4, then, provided Landlord has consented to the proposed Transfer, Tenant shall be entitled to proceed to transfer the Subject Space to the proposed Transferee, subject to provisions of this Article 14.

14.5  Effect of Transfer. If Landlord consents to a Transfer, then (i) the terms and conditions of this Lease shall in no way be deemed to have been waived or modified; (ii) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee; (iii) Tenant shall deliver to Landlord, promptly after execution, an original executed copy of all documentation pertaining to the Transfer in form and content reasonably acceptable to Landlord, including, without limitation, at Landlord’s option, a “Transfer Agreement,” as that term is defined in this Section 14.5, below; (iv) Tenant shall furnish upon Landlord’s request a complete statement, certified by an independent certified public accountant, or Tenant’s chief financial officer, setting forth in detail the computation of any Transfer Premium Tenant has derived and shall derive from such Transfer; and (v) no Transfer relating to this Lease or agreement entered into with respect thereto, whether with or without Landlord’s consent, shall relieve Tenant or any guarantor of the Lease from any liability under this Lease, including, without limitation, in connection with the Subject Space, and, in the event of a Transfer of Tenant’s entire interest in this Lease, the liability of Tenant and such Transferee shall be joint and several. Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer, and shall have the right to make copies thereof. If the Transfer Premium respecting any Transfer shall be found understated, Tenant shall, within thirty (30) days after demand, pay the deficiency, and if understated by more than two percent (2%), Tenant shall pay Landlord’s costs of such audit. Notwithstanding anything to the contrary contained in this Article 14, Landlord, at its option in its sole and absolute discretion, may require, as a condition to the validity of any Transfer, that both Tenant and such Transferee enter into a separate written agreement directly with Landlord (a “Transfer Agreement”), which Transfer Agreement, among other things, shall create privity of contract between Landlord and such Transferee with respect to the provisions of this Article 14, and shall contain such terms and provisions as Landlord may reasonably require, including, without limitation, the following: (A) such Transferee’s agreement to be bound by all the obligations of Tenant under this Lease (including, but not limited to, Tenant’s obligation to pay Rent), provided that, in the event of a Transfer of less than the entire Premises, the obligations to which such Transferee shall agree to be so bound shall be prorated on a basis of the number of rentable square feet of the Subject Space in proportion to the number of square feet in the Premises; (B) such Transferee’s acknowledgment of, and agreement that such Transfer shall be subordinate and subject to, Landlord’s rights under Section 19.3 of this Lease; and (C) Tenant’s and such Transferee’s recognition of and agreement to be bound by all the terms and provisions of this Article 14, including, but not limited to, any such terms and provisions which Landlord, at its option, requires to be expressly set forth in such Transfer Agreement. Upon the occurrence of any default by Transferee under such Transfer, Landlord shall have the right, at its option, but not the obligation, on behalf of Tenant, to pursue any or all of the remedies available to Tenant under such Transfer or at law or in equity (all of which remedies shall be distinct, separate and cumulative).

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-34-	[Matternet, Inc.]

14.6  Occurrence of Default. Any Transfer hereunder, whether or not such Transferee shall have executed a Transfer Agreement, shall be subordinate and subject to the provisions of this Lease, and if this Lease shall be terminated during the term of any Transfer, then Landlord shall have all of the rights set forth in Section 19.3 of this Lease with respect to such Transfer. In addition, if Tenant shall be in default under this Lease, then Landlord is hereby irrevocably authorized, as Tenant’s agent and attorney-in-fact, to direct any Transferee to make all payments under or in connection with a Transfer directly to Landlord (which payments Landlord shall apply towards Tenant’s obligations under this Lease) until such default is cured. Such Transferee shall rely on any representation by Landlord that Tenant is in default hereunder, without any need for confirmation thereof by Tenant. Upon any assignment, the assignee shall assume in writing all obligations and covenants of Tenant thereafter to be performed or observed under this Lease. No collection or acceptance of rent by Landlord from any Transferee shall be deemed a waiver of any provision of this Article 14 or the approval of any Transferee or a release of Tenant from any obligation under this Lease, whether theretofore or thereafter accruing. In no event shall Landlord’s enforcement of any provision of this Lease against any Transferee be deemed a waiver of Landlord’s right to enforce any term of this Lease against Tenant or any other person. If Tenant’s obligations hereunder have been guaranteed, Landlord’s consent to any Transfer shall not be effective unless the guarantor also consents to such Transfer.

14.7  Additional Transfers. For purposes of this Lease, the term “Transfer” shall also include (i) if Tenant is a partnership or a limited liability company, the withdrawal or change, voluntary, involuntary or by operation of law, of fifty percent (50%) or more of the partners, officers or members, as applicable, or transfer of fifty percent (50%) or more of partnership ownership or membership interests (as applicable), within a twelve (12)-month period, or the dissolution of the partnership or limited liability company without immediate reconstitution thereof, (ii) if Tenant is a closely held corporation (i.e., whose stock is not publicly held and not traded through an exchange or over the counter), (A) the dissolution, merger, consolidation or other reorganization of Tenant or (B) the sale or other transfer of an aggregate of fifty percent (50%) or more of the voting shares of Tenant (other than to immediate family members by reason of gift or death), within a twelve (12)-month period (a “Change in Control”), and (iii) the establishment by Tenant or a permitted successor or assign of one or more series of (A) members, managers, limited liability company interests or assets, which may have separate rights, powers or duties with respect to specified property or obligations of the Tenant (or such successor or assignee) or profits or losses associated with specified property or obligations of Tenant (or such successor or assignee), pursuant to §18-215 of the Delaware Limited Liability Company Act, as amended, or similar laws of other states or otherwise, or (B) limited partners, general partners, partnership interests or assets, which may have separate rights, powers or duties with respect to specified property or obligations of Tenant (or such successor or assignee) or profits or losses associated with specified property or obligations of Tenant (or such successor or assignee) pursuant to §17-218 of the Delaware Revised Uniform Limited Partnership Act, as amended, or similar laws of other states or otherwise (a “Series Reorganization”).

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-35-	[Matternet, Inc.]

14.8  Deemed Consent Transfers. Notwithstanding anything to the contrary contained in this Lease, (A) an assignment or subletting of all or a portion of the Premises to an affiliate of Tenant (an entity which is controlled by, controls, or is under common control with, Tenant as of the date of this Lease), (B) a sale of corporate shares of capital stock in Tenant in connection with an initial public offering of Tenant’s stock on a nationally-recognized stock exchange, (C) an assignment of the Lease to an entity which acquires all or substantially all of the stock or assets of Tenant, (D) an assignment of the Lease to an entity which is the resulting entity of a merger or consolidation of Tenant during the Lease Term, or (E) a Change in Control, shall not be deemed a Transfer requiring Landlord’s consent under this Article 14 (any such assignee or sublessee described in items (A) through (E) hereinafter referred to as a “Permitted Transferee”), provided that (i) Tenant notifies Landlord at least thirty (30) days prior to the effective date of any such assignment or sublease and promptly supplies Landlord with any documents or information reasonably requested by Landlord regarding such transfer or transferee as set forth above, (ii) Tenant is not in default, beyond any applicable notice and cure period, and such assignment or sublease is not a subterfuge by Tenant to avoid its obligations under this Lease, (iii) such Permitted Transferee shall be of a character and reputation consistent with the quality of the Building, (iv) such Permitted Transferee (or the entity remaining as “Tenant” hereunder in the case of a Change in Control) shall have a tangible net worth (not including goodwill as an asset) computed in accordance with generally accepted accounting principles (“Net Worth”) at least equal to the greater of (1) the Net Worth of Original Tenant on the date of this Lease, and (2) the Net Worth of Tenant on the day immediately preceding the effective date of such assignment or sublease, and (v) except in cases of a Series Reorganization, in which case the surviving entity in the series to which this Lease has been designated shall be liable as the Tenant under this Lease, no assignment relating to this Lease, whether with or without Landlord’s consent, shall relieve Tenant from any liability under this Lease, and, in the event of an assignment of Tenant’s entire interest in this Lease, the liability of Tenant and such transferee shall be joint and several. An assignee of Tenant’s entire interest in this Lease who qualifies as a Permitted Transferee may also be referred to herein as a “Permitted Transferee Assignee.” “Control,” as used in this Section 14.8, shall mean the ownership, directly or indirectly, of at least fifty-one percent (51%) of the voting securities of, or possession of the right to vote, in the ordinary direction of its affairs, of at least fifty-one percent (51%) of the voting interest in, any person or entity.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-36-	[Matternet, Inc.]

ARTICLE 15

SURRENDER OF PREMISES; OWNERSHIP AND
REMOVAL OF TRADE FIXTURES

15.1  Surrender of Premises. No act or thing done by Landlord or any agent or employee of Landlord during the Lease Term shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in writing by Landlord. The delivery of keys to the Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been properly terminated. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises or terminate any or all such sublessees or subtenancies.

15.2  Removal of Tenant Property by Tenant. Upon the expiration of the Lease Term, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this Article 15, quit and surrender possession of the Premises to Landlord in as good order and condition as when Tenant took possession and as thereafter improved by Landlord and/or Tenant, reasonable wear and tear and repairs which are specifically made the responsibility of Landlord hereunder excepted. Upon such expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, such items of furniture, equipment, business and trade fixtures, free-standing cabinet work, movable partitions and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises, and such similar articles of any other persons claiming under Tenant, as Landlord may, in its sole discretion, require to be removed, and Tenant shall repair at its own expense all damage to the Premises and Building resulting from such removal.

ARTICLE 16

HOLDING OVER

If Tenant holds over after the expiration of the Lease Term or earlier termination thereof, with the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case Rent shall be payable at a monthly rate equal to (i) one hundred fifty percent (150%) of the Rent applicable during the last rental period of the Lease Term under this Lease for the first (1st) month of such holdover, and (ii) two hundred percent (200%) thereafter. Such month-to-month tenancy shall be subject to every other applicable term, covenant and agreement contained herein. Nothing contained in this Article 16 shall be construed as consent by Landlord to any holding over by Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Article 16 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys’ fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender and any lost profits to Landlord resulting therefrom.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-37-	[Matternet, Inc.]

ARTICLE 17

ESTOPPEL CERTIFICATES

Within ten (10) days following a request in writing by Landlord, Tenant shall execute, acknowledge and deliver to Landlord an estoppel certificate, which, as submitted by Landlord, shall be substantially in the form of Exhibit E, attached hereto (or such other form as may be required by any prospective mortgagee or purchaser of the Project, or any portion thereof), indicating therein any exceptions thereto that may exist at that time, and shall also contain any other information reasonably requested by Landlord or Landlord’s mortgagee or prospective mortgagee. Any such certificate may be relied upon by any prospective mortgagee or purchaser of all or any portion of the Project. Tenant shall execute and deliver whatever other instruments may be reasonably required for such purposes. At any time during the Lease Term (but not more than once in any calendar year, unless requested in connection with a proposed sale or refinancing of the Building or Project, or in the event Tenant is in default under this Lease beyond any applicable notice and cure period expressly set forth herein, or in the event Tenant requests Landlord’s consent to an Alteration or a Transfer), Landlord may require Tenant to provide Landlord with a current financial statement and financial statements of the two (2) years prior to the current financial statement year. Such statements shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant. Failure of Tenant to timely execute, acknowledge and deliver such estoppel certificate or other instruments shall constitute an acceptance of the Premises and an acknowledgment by Tenant that statements included in the estoppel certificate are true and correct, without exception.

ARTICLE 18

MORTGAGE OR GROUND LEASE

18.1  Subordination. This Lease shall be subject and subordinate to all present and future ground or underlying leases of the Building or Project and to the lien of any mortgage, trust deed or other encumbrances now or hereafter in force against the Building or Project or any part thereof, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages, trust deeds or other encumbrances, or the lessors under such ground lease or underlying leases, require in writing that this Lease be superior thereto. Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage or deed in lieu thereof (or if any ground lease is terminated), to attorn, without any deductions or set-offs whatsoever, to the lienholder or purchaser or any successors thereto upon any such foreclosure sale or deed in lieu thereof (or to the ground lessor), if so requested to do so by such purchaser or lienholder or ground lessor, and to recognize such purchaser or lienholder or ground lessor as the lessor under this Lease, provided such lienholder or purchaser or ground lessor shall agree to accept this Lease and not disturb Tenant’s occupancy, so long as Tenant timely pays the rent and observes and performs the terms, covenants and conditions of this Lease to be observed and performed by Tenant. Landlord’s interest herein may be assigned as security at any time to any lienholder. Tenant shall, within five (5) days of request by Landlord, execute such further instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm the subordination or superiority of this Lease to any such mortgages, trust deeds, ground leases or underlying leases. Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-38-	[Matternet, Inc.]

18.2  Notice to Lienholder or Ground Lessor. Notwithstanding anything to the contrary contained in Article 28, below, or elsewhere in this Lease, upon receipt by Tenant of notice from any holder of a mortgage, trust deed or other encumbrance in force against the Building or the Project or any part thereof which includes the Premises or any lessor under a ground lease or underlying lease of the Building or the Project, or from Landlord, which notice sets forth the address of such lienholder or ground lessor, no notice from Tenant to Landlord shall be effective unless and until a copy of the same is given to such lienholder or ground lessor at the appropriate address therefor (as specified in the above-described notice or at such other places as may be designated from time to time in a notice to Tenant in accordance with Article 28, below), and the curing of any of Landlord’s defaults by such lienholder or ground lessor within a reasonable period of time after such notice from Tenant (including a reasonable period of time to obtain possession of the Building or the Project, as the case may be, if such lienholder or ground lessor elects to do so) shall be treated as performance by Landlord. For the purposes of this Article 18, the term “mortgage” shall include a mortgage on a leasehold interest of Landlord (but not a mortgage on Tenant’s leasehold interest hereunder).

18.3  Assignment of Rents. With reference to any assignment by Landlord of Landlord’s interest in this Lease, or the Rent payable to Landlord hereunder, conditional in nature or otherwise, which assignment is made to any holder of a mortgage, trust deed or other encumbrance in force against the Building or the Project or any part thereof which includes the Premises or to any lessor under a ground lease or underlying lease of the Building or the Project, Tenant agrees as follows:

18.3.1  The execution of any such assignment by Landlord, and the acceptance thereof by such lienholder or ground lessor, shall never be treated as an assumption by such lienholder or ground lessor of any of the obligations of Landlord under this Lease, unless such lienholder or ground lessor shall, by notice to Tenant, specifically otherwise elect.

18.3.2  Notwithstanding delivery to Tenant of the notice required by Section 18.3.1, above, such lienholder or ground lessor, respectively, shall be treated as having assumed Landlord’s obligations under this Lease only upon such lienholder’s foreclosure of any such mortgage, trust deed or other encumbrance, or acceptance of a deed in lieu thereof, and taking of possession of the Building or the Project or applicable portion thereof, or such ground lessor’s termination of any such ground lease or underlying leases and assumption of Landlord’s position hereunder, as the case may be. In no event shall such lienholder, ground lessor or any other successor to Landlord’s interest in this Lease, as the case may be, be liable for any security deposit paid by Tenant to Landlord, unless and until such lienholder, ground lessor or other such successor, respectively, actually has been credited with or has received for its own account as landlord the amount of such security deposit or any portion thereof (in which event the liability of such lienholder, ground lessor or other such successor, as the case may be, shall be limited to the amount actually credited or received).

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-39-	[Matternet, Inc.]

18.3.3  In no event shall the acquisition of title to the Building and the land upon which the Building is located or the Project or any part thereof which includes the Premises by a purchaser which, simultaneously therewith, leases back to the seller thereof the entire Building or the land upon which the Building is located or the Project or the entirety of that part thereof acquired by such purchaser, as the case may be, be treated as an assumption, by operation of law or otherwise, of Landlord’s obligations under this Lease, but Tenant shall look solely to such seller-lessee, or to the successors to or assigns of such seller-lessee’s estate, for performance of Landlord’s obligations under this Lease. In any such event, this Lease shall be subject and subordinate to the lease to such seller-lessee, and Tenant covenants and agrees in the event the lease to such seller-lessee is terminated to attorn, without any deductions or set-offs whatsoever, to such purchaser-lessor, if so requested to do so by such purchaser-lessor, and to recognize such purchaser-lessor as the lessor under this Lease, provided such purchaser-lessor shall agree to accept this Lease and not disturb Tenant’s occupancy, so long as Tenant timely pays the rent and observes and performs the terms, covenants and conditions of this Lease to be observed and performed by Tenant. For all purposes, such seller-lessee, or the successors to or assigns of such seller-lessee’s estate, shall be the lessor under this Lease unless and until such seller-lessee’s position shall have been assumed by such purchaser-lessor.

ARTICLE 19

DEFAULTS; REMEDIES

19.1  Events of Default. The occurrence of any of the following shall constitute a default of this Lease by Tenant:

19.1.1  Any failure by Tenant to pay any Rent or any other charge required to be paid under this Lease, or any part thereof, when due, which failure is not cured within five (5) days after written notice from Landlord that said amount was not paid when due, provided that if Tenant has previously received one (1) or more notices from Landlord during the immediately preceding twelve (12) month period stating that Tenant failed to pay any amount required to be paid by Tenant under this Lease when due, then Landlord shall not be required to deliver any notice to Tenant and a default shall immediately occur upon any failure by Tenant to pay any rent or any other charge required to be paid under this Lease when due; or

19.1.2  Except where a specific time period is otherwise set forth for Tenant’s performance in this Lease, in which event the failure to perform by Tenant within such time period shall be a default by Tenant under this Section 19.1.2, any failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant; provided that if the nature of such default is such that the same cannot reasonably be cured within a thirty (30) day period, Tenant shall not be deemed to be in default if it diligently commences such cure within such period and thereafter diligently proceeds to rectify and cure such default; or

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-40-	[Matternet, Inc.]

19.1.3  Abandonment or vacation of all or a substantial portion of the Premises by Tenant; or

19.1.4  The failure by Tenant to observe or perform according to the provisions of Articles 5, 10, 14, 17 or 18 of this Lease, or any breach by Tenant of the representations and warranties set forth in Section 29.34 of this Lease, or the failure by Tenant to observe or perform any other provision, covenant or condition of this Lease which failure, because of the character of such provision, covenant or condition, would immediately jeopardize Landlord’s interest, where such failure continues for more than two (2) business days after notice from Landlord.

The notice periods provided in this Section 19.1 are in lieu of, and not in addition to, any notice periods provided by law.

19.2  Remedies Upon Default. Upon the occurrence of any event of default by Tenant, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity (all of which remedies shall be distinct, separate and cumulative), the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

19.2.1  Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor; and Landlord may recover from Tenant the following:

(i)  The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

(ii)  The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(iii)  The worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(iv)  Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and

(v)  At Landlord’s election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-41-	[Matternet, Inc.]

The term “rent” as used in this Section 19.2 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Sections 19.2.1(i) and 19.2.1(ii), above, the “worth at the time of award” shall be computed by allowing interest at the rate set forth in Article 25 of this Lease, but in no case greater than the maximum amount of such interest permitted by law. As used in Section 19.2.1(iii) above, the “worth at the time of award” shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

19.2.2  Landlord shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee’s breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.

19.2.3  Landlord shall at all times have the rights and remedies (which shall be cumulative with each other and cumulative and in addition to those rights and remedies available under Sections 19.2.1 and 19.2.2, above, or any law or other provision of this Lease), without prior demand or notice except as required by applicable law, to seek any declaratory, injunctive or other equitable relief, and specifically enforce this Lease, or restrain or enjoin a violation or breach of any provision hereof.

19.3  Subleases of Tenant. If Landlord elects to terminate this Lease on account of any default by Tenant, as set forth in this Article 19, then Landlord shall have the right, at Landlord’s option in its sole discretion, (i) to terminate any and all assignments, subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises, in which event Landlord shall have the right to repossess such affected portions of the Premises by any lawful means, or (ii) to succeed to Tenant’s interest in any or all such assignments, subleases, licenses, concessions or arrangements, in which event Landlord may require any assignees, sublessees, licensees or other parties thereunder to attorn to and recognize Landlord as its assignor, sublessor, licensor, concessionaire or transferor thereunder. In the event of Landlord’s election to succeed to Tenant’s interest in any such assignments, subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

19.4  Efforts to Relet. No re-entry or repossession, repairs, maintenance, changes, alterations and additions, reletting, appointment of a receiver to protect Landlord’s interests hereunder, or any other action or omission by Landlord shall be construed as an election by Landlord to terminate this Lease or Tenant’s right to possession, or to accept a surrender of the Premises, nor shall same operate to release Tenant in whole or in part from any of Tenant’s obligations hereunder, unless express written notice of such intention is sent by Landlord to Tenant. Tenant hereby irrevocably waives any right otherwise available under any law to redeem or reinstate this Lease.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-42-	[Matternet, Inc.]

19.5  Landlord Default.

19.5.1  General. Notwithstanding anything to the contrary set forth in this Lease, Landlord shall not be in default in the performance of any obligation required to be performed by Landlord pursuant to this Lease unless Landlord fails to perform such obligation within thirty (30) days after the receipt of written notice from Tenant specifying in detail Landlord’s failure to perform; provided, however, if the nature of Landlord’s obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be in default under this Lease if it shall commence such performance within such thirty (30) day period and thereafter diligently pursue the same to completion.

19.5.2  Abatement of Rent. In the event that Tenant is prevented from using, and does not use, the Premises or any portion thereof, as a result of (i) any repair, maintenance or alteration performed by Landlord, or which Landlord failed to perform, after the Lease Commencement Date and required by this Lease, which substantially interferes with Tenant’s use of the Premises, or (ii) any failure by Landlord to provide services, utilities or access to the Premises that Landlord is required to provide under this Lease, and in either case such failure is reasonably within Landlord’s ability to cure (either such set of circumstances as set forth in items (i) or (ii), above, to be known as an “Abatement Event”), then Tenant shall give Landlord written notice of such Abatement Event, and if such Abatement Event continues for five (5) consecutive business days after Landlord’s receipt of any such notice (the “Eligibility Period”) and Landlord does not commence prior to the expiration of the Eligibility Period and thereafter diligently pursue to completion the cure of such Abatement Event, then the Base Rent and Tenant’s Share of Direct Expenses shall be abated or reduced, as the case may be, after expiration of the Eligibility Period for such time that Tenant continues to be so prevented from using, and does not use for the normal conduct of Tenant’s business, the Premises or a portion thereof, in the proportion that the rentable area of the portion of the Premises that Tenant is prevented from using, and does not use, bears to the total rentable area of the Premises; provided, however, in the event that Tenant is prevented from using, and does not use, a portion of the Premises for a period of time in excess of the Eligibility Period and the remaining portion of the Premises is not sufficient to allow Tenant to effectively conduct its business therein, and if Tenant does not conduct its business from such remaining portion, then for such time after expiration of the Eligibility Period during which Tenant is so prevented from effectively conducting its business therein, the Base Rent and Tenant’s Share of Direct Expenses for the entire Premises shall be abated for such time as Tenant continues to be so prevented from using, and does not use, the Premises. If, however, Tenant reoccupies any portion of the Premises during such period, then the Base Rent and Tenant’s Share of Direct Expenses allocable to such reoccupied portion, based on the proportion that the rentable area of such reoccupied portion of the Premises bears to the total rentable area of the Premises, shall be payable by Tenant from the date Tenant reoccupies such portion of the Premises. To the extent an Abatement Event is caused by an event covered by Articles 11 or 13 of this Lease, then Tenant’s right to abate Rent shall be governed by the terms of such Article 11 or 13, as applicable, and the Eligibility Period shall not be applicable thereto. Such right to abate Base Rent and Tenant’s Share of Direct Expenses shall be Tenant’s sole and exclusive remedy at law or in equity for an Abatement Event. Except as provided in this Section 19.5.2, nothing contained herein shall be interpreted to mean that Tenant is excused from paying Rent due hereunder.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-43-	[Matternet, Inc.]

ARTICLE 20

COVENANT OF QUIET ENJOYMENT

Landlord covenants that Tenant, on paying the Rent, charges for services and other payments herein reserved and on keeping, observing and performing all the other terms, covenants, conditions, provisions and agreements herein contained on the part of Tenant to be kept, observed and performed, shall, during the Lease Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions and agreements hereof without interference by any persons lawfully claiming by or through Landlord. The foregoing covenant is in lieu of any other covenant express or implied.

ARTICLE 21

SECURITY DEPOSIT

Concurrent with Tenant’s execution of this Lease, Tenant shall deposit with Landlord a security deposit (the “Security Deposit”) in the amount set forth in Section 8 of the Summary, as security for the faithful performance by Tenant of all of its obligations under this Lease. If Tenant defaults with respect to any provisions of this Lease, including, but not limited to, the provisions relating to the payment of Rent, the removal of property and the repair of resultant damage, Landlord may, without notice to Tenant, but shall not be required to apply all or any part of the Security Deposit for the payment of any Rent or any other sum in default and Tenant shall, upon demand therefor, restore the Security Deposit to its original amount. Any unapplied portion of the Security Deposit shall be returned to Tenant, or, at Landlord’s option, to the last assignee of Tenant’s interest hereunder, within sixty (60) days following the expiration of the Lease Term. Tenant shall not be entitled to any interest on the Security Deposit and Landlord shall have the right to commingle the Security Deposit with Landlord’s other funds. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code and all other provisions of law, now or hereafter in effect, which (i) establish the time frame by which a landlord must refund a security deposit under a lease, and/or (ii) provide that a landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by a tenant or to clean the premises, it being agreed that Landlord may, in addition, claim those sums specified in this Article 21 above and/or those sums reasonably necessary to compensate Landlord for any loss or damage caused by Tenant’s default of this Lease, including, but not limited to, all damages or rent due upon termination of this Lease pursuant to Section 1951.2 of the California Civil Code.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-44-	[Matternet, Inc.]

ARTICLE 22

PARKING

During the Lease Term, Tenant shall have the right to use, at no additional cost to Tenant, the number of unreserved parking spaces set forth in Section 5 of the Summary, in the Project parking facility. Notwithstanding anything set forth in this Article 22 to the contrary, Tenant shall be responsible for the full amount of any taxes imposed by any governmental authority in connection with the use of the parking facility by Tenant. Tenant’s continued right to use the parking passes is conditioned upon Tenant abiding by all rules and regulations which are prescribed from time to time for the orderly operation and use of the parking facility, including any sticker or other identification system established by Landlord, and Tenant’s cooperation in seeing that Tenant’s employees and visitors also comply with such rules and regulations. Tenant’s use of the Project parking facility shall be at Tenant’s sole risk and Tenant acknowledges and agrees that Landlord shall have no liability whatsoever for damage to the vehicles of Tenant, its employees and/or visitors, or for other personal injury or property damage or theft relating to or connected with the parking rights granted herein or any of Tenant’s, its employees’ and/or visitors’ use of the parking facilities. Tenant shall not use, and shall ensure that its employees, invitees and visitors shall not use, the Project parking facility for the storage (including overnight parking) and/or repair of any automobiles. Landlord specifically reserves the right to change the size, configuration, design, layout and all other aspects of the Project parking facility at any time and Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of Rent under this Lease, from time to time, close-off or restrict access to the Project parking facility for purposes of permitting or facilitating any such construction, alteration or improvements. Landlord may delegate its responsibilities hereunder to a parking operator in which case such parking operator shall have all the rights of control attributed hereby to the Landlord. The parking spaces provided to Tenant pursuant to this Article 22 are provided to Tenant solely for use by Tenant’s own personnel and such use may not be transferred, assigned, subleased or otherwise alienated by Tenant without Landlord’s prior approval.

ARTICLE 23

SIGNS

23.1  Premises. Subject to Landlord’s prior written approval, in its sole discretion, and provided all signs are in keeping with the quality, design and style of the Building and Project, Tenant, at its sole cost and expense, may install identification signage anywhere in the Premises, provided that such signs must not be visible from the exterior of the Building.

23.2  Intentionally Omitted.

23.3  Prohibited Signage and Other Items. Any signs, notices, logos, pictures, names or advertisements which are installed and that have not been separately approved by Landlord may be removed without notice by Landlord at the sole expense of Tenant. Tenant may not install any signs on the exterior or roof of the Project or the Common Areas. Any signs, window coverings, or blinds (even if the same are located behind the Landlord-approved window coverings for the Building), or other items visible from the exterior of the Premises or Building, shall be subject to the prior approval of Landlord, in its sole discretion.

23.4  Exterior Signage. Tenant shall be granted the right to install signage per project and municipal standards on the monument and other permitted areas on the building, all subject to Landlord’s prior approval. All costs incurred in the installation, maintenance, and removal of such exterior building signage shall be at Tenant’s sole expense.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-45-	[Matternet, Inc.]

23.5  Monument and Building Signage. Tenant shall have the right to have its logo listed on the monument sign for the Building (the “Monument Sign”), subject to the terms of this Section 24.4. The design, size and color of Tenant’s signage with Tenant’s logo to be included on the Monument Sign, and the manner in which it is attached to the Monument Sign, shall comply with all applicable laws and shall be subject to the reasonable approval of Landlord and any applicable governmental authorities. Landlord reserves the right to withhold consent to any signage that, in the sole judgment of Landlord, is not harmonious with the design standards of the Building and Monument Sign. Landlord shall have the right to require that all names or logos on the Monument Sign be of the same size and style. Tenant must obtain Landlord’s written consent (not to be unreasonably withheld, conditioned or delayed) to any proposed signage and lettering or logo design prior to its fabrication and installation. The location of Tenant’s logo on the Monument Sign shall be subject to Landlord’s reasonable approval. To obtain Landlord’s consent, Tenant shall submit design drawings to Landlord showing the type and sizes of all lettering; the colors, finishes and types of materials used; and (if applicable and Landlord consents in its sole discretion) any provisions for illumination. Although the Monument Sign will be maintained by Landlord, Tenant shall pay its proportionate share of the cost of any maintenance and repair associated with the Monument Sign. Tenant’s signage on the Monument Sign shall be designed, constructed, installed, insured, maintained, repaired and removed from the Monument Sign all at Tenant’s sole risk, cost and expense. Tenant, at its cost, shall be responsible for the maintenance, repair or replacement of Tenant’s signage on the Monument Sign, which shall be maintained in a manner reasonably satisfactory to Landlord. If during the Term (and any extensions thereof), Tenant is in default under the terms of this Lease beyond of applicable cure periods, then Tenant’s rights granted herein will terminate and Landlord may remove Tenant’s signage from the Monument Sign at Tenant’s sole cost and expense and restore the Monument Sign to the condition it was in prior to installation of Tenant’s signage thereon, ordinary wear and tear excepted. The cost of such removal and restoration shall be payable as Additional Rent within five (5) days of Landlord’s demand. Landlord may, at any time during the Term (or any extension thereof), upon five (5) days prior written notice to Tenant, relocate the position of Tenant’s signage on the Monument Sign (provided that if Tenant is the sole tenant on the monument sign, Landlord shall make no such relocation without Tenant’s prior written consent, which consent shall not be unreasonably withheld). The cost of such relocation shall be at the cost and expense of Landlord. The rights provided in this Section 24.4 shall be non-transferable to parties unless otherwise agreed by Landlord in writing in its sole discretion. Tenant, at Tenant’s sole cost and expense, shall have the right to have signage placed on the exterior of Building (“Building Signage” and together with Tenant’s signage on the Monument Sign, “Tenant’s Signage”), provided that such Building Signage shall comply with all applicable laws and shall be subject to the reasonable approval of Landlord and any applicable governmental authorities prior to its installation on the Building. In no event shall Tenant’s Signage (nor any signage provided by or to Tenant) include, identify or otherwise refer to a name and/or logo which relates to an entity which is of a character or reputation, or is associated with a political faction or orientation, which is inconsistent with the quality of the Project, or which would otherwise reasonably offend a landlord of a comparable building in the vicinity of the Building (an “Objectionable Name or Logo”). The parties hereby agree that the name “Matternet, Inc.” or any reasonable derivative thereof, shall not be deemed an Objectionable Name or Logo. Tenant’s Building Signage shall be designed, constructed, installed, insured, maintained, repaired and removed from the Building all at Tenant’s sole risk, cost and expense. Tenant, at its cost, shall be responsible for the maintenance, repair or replacement of Tenant’s Building Signage, which shall be maintained in a manner reasonably satisfactory to Landlord. Unless required by applicable law or any governmental authority, Landlord shall not relocate the position of Tenant’s Building Signage. The cost of such relocation shall be at the cost and expense of Landlord. The rights provided in this paragraph shall be nontransferable unless otherwise agreed by Landlord in writing in its sole discretion.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-46-	[Matternet, Inc.]

ARTICLE 24

COMPLIANCE WITH LAW

24.1  In General. Tenant shall not do anything or suffer anything to be done in or about the Premises or the Project which will in any way conflict with any law, statute, ordinance or other governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated (collectively, “Applicable Laws”). At its sole cost and expense, Tenant shall promptly comply with all any Applicable Laws which relate to (i) Tenant’s use of the Premises, (ii) any Alterations made by Tenant to the Premises, or (iii) the Base Building, but as to the Base Building, only to the extent such obligations are triggered by Alterations made by Tenant to the Premises to the extent such Alterations are not normal and customary business office improvements, or triggered by Tenant’s use of the Premises for non-general office use (“Tenant’s Compliance with Laws Obligations”); provided, however, during the initial Lease Term, Tenant shall not be required to perform (and Landlord shall not have the right to perform at Tenant’s expense) any of Tenant’s Compliance with Laws Obligations under subitems (ii) or (iii), above, that would, under sound real estate management and accounting principles, be deemed a “capital expenditure,” unless and to the extent the failure to comply therewith would prohibit Landlord from obtaining or maintaining a certificate of occupancy for the Building or any portion thereof or would prohibit any other tenant or occupant of the Building from obtaining or maintaining a certificate of occupancy for its premises, or would affect the safety of Landlord’s or any other tenant’s or occupant’s employees or create a health hazard for Landlord’s or any other tenant’s or occupant’s employees, or cause material interference with Landlord or other tenants of the Project or would otherwise materially and adversely affect Landlord’s ability to operate and maintain the Building in a first class manner consistent with the Comparable Buildings. If Tenant shall not be required, and does not perform, any of Tenant’s Compliance with Laws Obligations pursuant to the immediately preceding sentence, then Landlord shall not be required to perform such Tenant’s Repair and Replacement Obligations. Should any standard or regulation now or hereafter be imposed on Landlord or Tenant by a state, federal or local governmental body charged with the establishment, regulation and enforcement of occupational, health or safety standards for employers, employees, landlords or tenants, then Tenant agrees, at its sole cost and expense, to comply promptly with such standards or regulations and to cooperate with Landlord, including, without limitation, by taking such actions as Landlord may reasonably require, in Landlord’s efforts to comply with such standards or regulations. Tenant shall be responsible, at its sole cost and expense, to make all alterations to the Premises as are required to comply with the governmental rules, regulations, requirements or standards described in this Article 24. The judgment of any court of competent jurisdiction or the admission of Tenant in any judicial action, regardless of whether Landlord is a party thereto, that Tenant has violated any of said governmental measures, shall be conclusive of that fact as between Landlord and Tenant. Tenant shall promptly pay all fines, penalties and damages that may arise out of or be imposed because of its failure to comply with the provisions of this Article 24.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-47-	[Matternet, Inc.]

24.2  Statutory Disclosure and Related Terms. For purposes of Section 1938(a) of the California Civil Code, Landlord hereby discloses to Tenant, and Tenant hereby acknowledges, that the Premises have not undergone inspection by a Certified Access Specialist (CASp). As required by Section 1938(e) of the California Civil Code, Landlord hereby states as follows: “A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises.” In furtherance of the foregoing, Landlord and Tenant hereby agree as follows: (a) any CASp inspection requested by Tenant shall be conducted, at Tenant’s sole cost and expense, by a CASp designated by Landlord, subject to Landlord’s reasonable rules and requirements; (b) Tenant, at its sole cost and expense, shall be responsible for making any improvements or repairs within the Premises to correct violations of construction-related accessibility standards; and (c) if anything done by or for Tenant in its use or occupancy of the Premises shall require any improvements or repairs to the Building or Project (outside the Premises) to correct violations of construction-related accessibility standards, then Tenant shall reimburse Landlord upon demand, as Additional Rent, for the cost to Landlord of performing such improvements or repairs.

ARTICLE 25

LATE CHARGES

If any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord’s designee upon the date said amount is due, then Tenant shall pay to Landlord a late charge equal to six percent (6%) of the overdue amount plus any attorneys’ fees incurred by Landlord by reason of Tenant’s failure to pay Rent and/or other charges when due hereunder. The late charge shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlord’s other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord’s remedies in any manner. In addition to the late charge described above, any Rent or other amounts owing hereunder which are not paid within five (5) days after the date they are due shall bear interest from the date when due until paid at a rate per annum equal to the lesser of (x) the annual “Bank Prime Loan” rate cited in the Federal Reserve Statistical Release publication H.15(519), published weekly (or such other comparable index as Landlord and Tenant shall reasonably agree upon if such rate ceases to be published) plus four (4) percentage points, and (y) the highest rate permitted by applicable law.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-48-	[Matternet, Inc.]

ARTICLE 26

LANDLORD’S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT

26.1  Landlord’s Cure. All covenants and agreements to be kept or performed by Tenant under this Lease shall be performed by Tenant at Tenant’s sole cost and expense and without any reduction of Rent, except to the extent, if any, otherwise expressly provided herein. If Tenant shall fail to perform any obligation under this Lease, and such failure shall continue in excess of the time allowed under Section 19.1.2, above, unless a specific time period is otherwise stated in this Lease, Landlord may, but shall not be obligated to, make any such payment or perform any such act on Tenant’s part without waiving its rights based upon any default of Tenant and without releasing Tenant from any obligations hereunder.

26.2  Tenant’s Reimbursement. Except as may be specifically provided to the contrary in this Lease, Tenant shall pay to Landlord the following sums (which sums shall bear interest from the date accrued by Landlord until paid by Tenant at a rate per annum equal to interest at the rate set forth in Article 25 of this Lease, but in no case greater than the maximum amount of such interest permitted by law), upon delivery by Landlord to Tenant of statements therefor: (i) sums equal to expenditures reasonably made and obligations incurred by Landlord in connection with the remedying by Landlord of Tenant’s defaults pursuant to the provisions of Section 26.1; (ii) sums equal to all losses, costs, liabilities, damages and expenses referred to in Article 10 of this Lease; and (iii) sums equal to all expenditures made and obligations incurred by Landlord in collecting or attempting to collect the Rent or in enforcing or attempting to enforce any rights of Landlord under this Lease or pursuant to law, including, without limitation, all legal fees and other amounts so expended. Tenant’s obligations under this Section 26.2 shall survive the expiration or sooner termination of the Lease Term.

ARTICLE 27

ENTRY BY LANDLORD

Landlord reserves the right at all reasonable times and upon not less than twenty-four (24) hours notice to Tenant (which notice, notwithstanding anything to the contrary contained in Article 28 of this Lease, may be oral, and which notice shall not be required in the case of an emergency) to enter the Premises to (i) inspect them; (ii) show the Premises to prospective purchasers or tenants, or to current or prospective mortgagees, ground or underlying lessors or insurers; (iii) post notices of nonresponsibility; or (iv) alter, improve or repair the Premises or the Building, or for structural alterations, repairs or improvements to the Building or the Building’s systems and equipment. Notwithstanding anything to the contrary contained in this Article 27, Landlord may enter the Premises at any time to (A) perform services required of Landlord, including janitorial service; (B) take possession due to any breach of this Lease in the manner provided herein; and (C) perform any covenants of Tenant which Tenant fails to perform. Except with respect to clause (B), above, Landlord shall use commercially reasonable efforts to minimize interference with the conduct of Tenant’s business in connection with such entries into the Premises. Landlord may make any such entries without the abatement of Rent and may take such reasonable steps as required to accomplish the stated purposes. Tenant hereby waives any claims for damages or for any injuries or inconvenience to or interference with Tenant’s business, lost profits, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the above purposes, Landlord shall at all times have a key with which to unlock all the doors in the Premises, excluding Tenant’s vaults, safes and special security areas designated in advance by Tenant. In an emergency, Landlord shall have the right to use any means that Landlord may deem proper to open the doors in and to the Premises. Any entry into the Premises by Landlord in the manner hereinbefore described shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from any portion of the Premises. No provision of this Lease shall be construed as obligating Landlord to perform any repairs, alterations or decorations except as otherwise expressly agreed to be performed by Landlord herein.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-49-	[Matternet, Inc.]

ARTICLE 28

NOTICES

All notices, demands, designations, approvals or other communications (collectively, “Notices”) given or required to be given by either party to the other hereunder or by law shall be in writing, shall be (A) sent by United States certified or registered mail, postage prepaid, return receipt requested (“Mail”), (B) transmitted by telecopy, if such telecopy is promptly followed by a Notice sent by Mail, (C) delivered by a nationally recognized overnight courier, or (D) delivered personally. Any Notice shall be sent, transmitted, or delivered, as the case may be, to Tenant at the appropriate address set forth in Section 9 of the Summary, or to such other place as Tenant may from time to time designate in a Notice to Landlord, or to Landlord at the addresses set forth below, or to such other places as Landlord may from time to time designate in a Notice to Tenant. Any Notice will be deemed given (i) three (3) days after the date it is posted if sent by Mail, (ii) the date the telecopy is transmitted, (iii) the date the overnight courier delivery is made, or (iv) the date personal delivery is made. Any Notice given by an attorney on behalf of Landlord or by Landlord’s managing agent shall be considered as given by Landlord and shall be fully effective. As of the date of this Lease, any Notices to Landlord must be sent, transmitted, or delivered, as the case may be, to the following addresses:

Boston Properties Limited Partnership

Four Embarcadero Center

Lobby Level, Suite One

San Francisco, California 94111

Attention: Mr. Bob Pester

and

Boston Properties, Inc.

Prudential Center Tower

800 Boylston Street, Suite 1900

Boston, Massachusetts 02199

Attention: General Counsel

and

Boston Properties Limited Partnership

Four Embarcadero Center

Lobby Level, Suite One

San Francisco, California 94111

Attention: Regional Counsel

and

Allen Matkins Leck Gamble Mallory & Natsis LLP

1901 Avenue of the Stars, Suite 1800

Los Angeles, California 90067

Attention: Anton N. Natsis, Esq.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-50-	[Matternet, Inc.]

ARTICLE 29

MISCELLANEOUS PROVISIONS

29.1 Terms; Captions. The words “Landlord” and “Tenant” as used herein shall include the plural as well as the singular. The necessary grammatical changes required to make the provisions hereof apply either to corporations or partnerships or individuals, men or women, as the case may require, shall in all cases be assumed as though in each case fully expressed. The captions of Articles and Sections are for convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such Articles and Sections.

29.2 Binding Effect. Subject to all other provisions of this Lease, each of the covenants, conditions and provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their respective heirs, personal representatives, successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Article 14 of this Lease.

29.3 No Light, Air or View Rights. No rights to any view or to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease. Under no circumstances whatsoever at any time during the Lease Term shall any temporary darkening of any windows of the Premises or any temporary obstruction of the light or view therefrom by reason of any repairs, improvements, maintenance or cleaning in or about the Project, or any diminution, impairment or obstruction (whether partial or total) of light, air or view by any structure which may be erected on any land comprising a part of, or located adjacent to or otherwise in the path of light, air or view to, the Project, in any way impose any liability upon Landlord or in any way reduce or diminish Tenant’s obligations under this Lease.

29.4 Modification of Lease. Should any current or prospective mortgagee or ground lessor for the Building or Project require a modification of this Lease, which modification will not cause an increased cost or expense to Tenant or in any other way materially and adversely change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified and agrees to execute whatever documents are reasonably required therefor and to deliver the same to Landlord within ten (10) days following a request therefor. At the request of Landlord or any mortgagee or ground lessor, Tenant agrees to execute a short form of Lease and deliver the same to Landlord within ten (10) days following the request therefor.

29.5 Transfer of Landlord’s Interest. Tenant acknowledges that Landlord has the right to transfer all or any portion of its interest in the Project or Building and in this Lease, and Tenant agrees that in the event of any such transfer, Landlord shall automatically be released from all liability under this Lease and Tenant agrees to look solely to such transferee for the performance of Landlord’s obligations hereunder after the date of transfer and such transferee shall be deemed to have fully assumed and be liable for all obligations of this Lease to be performed by Landlord, including the return of any Security Deposit, and Tenant shall attorn to such transferee.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-51-	[Matternet, Inc.]

29.6 Prohibition Against Recording. Except as provided in Section 29.4 of this Lease, neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant.

29.7 Landlord’s Title. Landlord’s title is and always shall be paramount to the title of Tenant. Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord.

29.8 Relationship of Parties. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant.

29.9 Application of Payments. Landlord shall have the right to apply payments received from Tenant pursuant to this Lease, regardless of Tenant’s designation of such payments, to satisfy any obligations of Tenant hereunder, in such order and amounts as Landlord, in its sole discretion, may elect.

29.10 Time of Essence. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor, including, without limitation, the giving of any Notice required to be given under this Lease or by law, the time periods for giving any such Notice and the taking of any action with respect to any such Notice.

29.11 Partial Invalidity. If any term, provision or condition contained in this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law.

29.12 No Warranty. In executing and delivering this Lease, Tenant has not relied on any representations, including, but not limited to, any representation as to the amount of any item comprising Additional Rent or the amount of the Additional Rent in the aggregate or that Landlord is furnishing the same services to other tenants, at all, on the same level or on the same basis, or any warranty or any statement of Landlord which is not set forth herein or in one or more of the exhibits attached hereto.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-52-	[Matternet, Inc.]

29.13 Landlord Exculpation. The liability of Landlord or the Landlord Parties to Tenant for any default by Landlord under this Lease or arising in connection herewith or with Landlord’s operation, management, leasing, repair, renovation, alteration or any other matter relating to the Project or the Premises shall be limited solely and exclusively to an amount which is equal to the lesser of (a) the interest of Landlord in the Building or (b) the equity interest Landlord would have in the Building if the Building were encumbered by third-party debt in an amount equal to eighty percent (80%) of the value of the Building (as such value is determined by Landlord), provided that in no event shall such liability extend to any sales or insurance proceeds received by Landlord or the Landlord Parties in connection with the Project, Building or Premises. Neither Landlord, nor any of the Landlord Parties shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant. The limitations of liability contained in this Section 29.13 shall inure to the benefit of Landlord’s and the Landlord Parties’ present and future partners, beneficiaries, officers, directors, trustees, shareholders, agents and employees, and their respective partners, heirs, successors and assigns. Under no circumstances shall any present or future partner of Landlord (if Landlord is a partnership), or trustee or beneficiary (if Landlord or any partner of Landlord is a trust), have any liability for the performance of Landlord’s obligations under this Lease. Notwithstanding any contrary provision herein, neither Landlord nor the Landlord Parties shall be liable under any circumstances for any indirect or consequential damages or any injury or damage to, or interference with, Tenant’s business, including but not limited to, loss of profits, loss of rents or other revenues, loss of business opportunity, loss of goodwill or loss of use, in each case, however occurring.

29.14 Entire Agreement. It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Lease and this Lease constitutes the parties’ entire agreement with respect to the leasing of the Premises and supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. None of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto.

29.15 Right to Lease. Landlord reserves the absolute right to effect such other tenancies in the Project as Landlord in the exercise of its sole business judgment shall determine to best promote the interests of the Building or Project. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Building or Project.

29.16 Force Majeure. In the event Landlord or Tenant is in any way delayed, impeded, interrupted, stopped or prevented from performing any of its obligations under this Lease (except, with respect to Tenant, its obligations to give notice with respect to any option explicitly set forth in this Lease, to surrender the Premises as and when required by this Lease and to maintain insurance as required by this Lease) due to Casualty, act of God, epidemic, pandemic, breach of cyber security, strike, lockout, labor dispute or disruption, disruption in the supply chain or other inability by the exercise of reasonable diligence to obtain materials or parts, act of war, terrorism, breakdown, accident, civil commotion, laws, regulations, restrictions, orders, quarantines, construction moratoria or other action or inaction by any local, state or federal governmental or health authority (including, without limitation, any shelter-in-place orders, stay at home orders, occupancy restrictions or limitations or any restriction on travel related to the forgoing that preclude or restrict Landlord or Tenant or their agents, contractors or employees from accessing or using the Premises), or any other cause or event to the extent beyond such party’s reasonable control regardless of whether such cause or event is (x) related to the specifically enumerated causes or events in this paragraph or (y) foreseeable or unforeseeable (each, an event of “Force Majeure”), such cause or event of Force Majeure shall excuse the performance of the obligation of such party under this Lease for a period equal to such delay, impediment, interruption, stoppage or prevention, including the time necessary to repair any damage caused by the Force Majeure event, if any. Notwithstanding anything to the contrary contained in this Lease and for avoidance of doubt, in no event will (i) any party be entitled to claim Force Majeure due to any act or inaction within its reasonable control, (ii) financial hardship constitute an event of Force Majeure nor (iii) any event of Force Majeure in any way (a) affect, excuse, suspend, reduce or abate the obligation of Tenant to timely pay all rent and other charges payable by Tenant pursuant to the terms of this Lease, except as expressly provided in Articles 11 and 13 or (b) entitle either party to terminate this Lease, except as explicitly provided in Articles 11 and 13.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-53-	[Matternet, Inc.]

29.17 Waiver of Redemption by Tenant. Tenant hereby waives, for Tenant and for all those claiming under Tenant, any and all rights now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant’s right of occupancy of the Premises after any termination of this Lease.

29.18 Hazardous Materials.

29.18.1 Definitions. For purposes of this Lease, the following definitions shall apply: “Hazardous Material(s)” shall mean any solid, liquid or gaseous substance or material that is described or characterized as a toxic or hazardous substance, waste, material, pollutant, contaminant or infectious waste, or any matter that in certain specified quantities would be injurious to the public health or welfare, or words of similar import, in any of the “Environmental Laws,” as that term is defined below, or any other words which are intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity or reproductive toxicity and includes, without limitation, asbestos, petroleum (including crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel, or any mixture thereof), petroleum products, polychlorinated biphenyls, urea formaldehyde, radon gas, nuclear or radioactive matter, medical waste, soot, vapors, fumes, acids, alkalis, chemicals, microbial matters (such as molds, fungi or other bacterial matters), biological agents and chemicals which may cause adverse health effects, including but not limited to, cancers and /or toxicity. “Environmental Laws” shall mean any and all federal, state, local or quasi-governmental laws (whether under common law, statute or otherwise), ordinances, decrees, codes, rulings, awards, rules, regulations or guidance or policy documents now or hereafter enacted or promulgated and as amended from time to time, in any way relating to a) the protection of the environment, the health and safety of persons (including employees), property or the public welfare from actual or potential release, discharge, escape or emission (whether past or present) of any Hazardous Materials or b) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of any Hazardous Materials.

29.18.2 Compliance with Environmental Laws. Landlord covenants that during the Lease Term, Landlord shall comply with all Environmental Laws in accordance with, and as required by, the Terms and conditions of Article 24 of this Lease. Tenant shall not sell, use, or store in or around the Premises any Hazardous Materials, except if stored, properly packaged and labeled, disposed of and/or used in accordance with applicable Environmental Laws. In addition, Tenant agrees that it: a) shall not cause or suffer to occur, the release, discharge, escape or emission of any Hazardous Materials at, upon, under or within the Premises or any contiguous or adjacent premises; b) shall not engage in activities at the Premises that could result in, give rise to, or lead to the imposition of liability upon Tenant or Landlord or the creation of a lien upon the building or land upon which the Premises is located; c) shall notify Landlord promptly following receipt of any knowledge with respect to any actual release, discharge, escape or emission (whether past or present) of any Hazardous Materials at, upon, under or within the Premises; and e) shall promptly forward to Landlord copies of all orders, notices, permits, applications and other communications and reports in connection with any release, discharge, escape or emission of any Hazardous Materials at, upon, under or within the Premises or any contiguous or adjacent premises. Prior to the Lease Commencement Date, Tenant shall complete, execute and deliver to Landlord a Hazardous Materials Disclosure Certificate (“Initial Disclosure Certificate”), a fully completed copy of which is attached hereto as Exhibit G and incorporated herein by this reference. The completed Hazardous Materials Disclosure Certificate shall be deemed incorporated into this Lease for all purposes, and Landlord shall be entitled to rely fully on the information contained therein. Tenant shall, upon written request from Landlord, and at such other times as Tenant desires to handle, produce, treat, store, use, discharge or dispose of new or additional Hazardous Materials on or about the Premises that were not listed on the Initial Disclosure Certificate, complete, execute and deliver to Landlord an updated Disclosure Certificate (each, an “Updated Disclosure Certificate”) describing Tenant’s then current and proposed future uses of Hazardous Materials on or about the Premises, which Updated Disclosure Certificates shall be in the same format as that which is set forth in Exhibit G or in such reasonably similar updated format as Landlord may reasonably require from time to time. Tenant shall deliver an Updated Disclosure Certificate to Landlord not less than thirty (30) days prior to the date Tenant intends to commence the manufacture, treatment, use, storage, handle, discharge or disposal of new or additional Hazardous Materials on or about the Premises, and Landlord shall have the right to approve or disapprove such new or additional Hazardous Materials in its reasonable discretion. Tenant shall make no use of Hazardous Materials on or about the Premises except as described in the Initial Disclosure Certificate.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-54-	[Matternet, Inc.]

29.18.3 Landlord’s Right of Environmental Audit. Landlord may, upon reasonable notice to Tenant, be granted access to and enter the Premises no more than once annually to perform or cause to have performed an environmental inspection, site assessment or audit. Such environmental inspector or auditor may be chosen by Landlord, in its sole discretion, and be performed at Landlord’s sole expense. To the extent that the report prepared upon such inspection, assessment or audit, indicates the presence of Hazardous Materials in violation of Environmental Laws, or provides recommendations or suggestions to prohibit the release, discharge, escape or emission of any Hazardous Materials at, upon, under or within the Premises, or to comply with any Environmental Laws, Tenant shall promptly, at Tenant’s sole expense, comply with such recommendations or suggestions, including, but not limited to performing such additional investigative or subsurface investigations or remediation(s) as recommended by such inspector or auditor. Notwithstanding the above, if at any time, Landlord has actual notice or reasonable cause to believe that Tenant has violated, or permitted any violations of any Environmental Law, then Landlord will be entitled to perform its environmental inspection, assessment or audit at any time, notwithstanding the above mentioned annual limitation, and Tenant must reimburse Landlord for the cost or fees incurred for such as Additional Rent.

29.18.4 Tenant Indemnification. In addition to Tenant’s indemnifications obligations under Article 10 of this Lease, Tenant agrees to indemnify, defend, protect and hold harmless the Landlord Parties from and against any liability, obligation, damage or costs, including without limitation, attorneys’ fees and costs, resulting directly or indirectly from any use, presence, removal or disposal of any Hazardous Materials or breach of any provision of this section, to the extent such liability, obligation, damage or costs was a result of actions caused or permitted by Tenant or a Tenant Party.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-55-	[Matternet, Inc.]

29.19 Joint and Several. If there is more than one Tenant, the obligations imposed upon Tenant under this Lease shall be joint and several.

29.20 Authority. If Tenant is a corporation, trust or partnership, each individual executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in California and that Tenant has full right and authority to execute and deliver this Lease and that each person signing on behalf of Tenant is authorized to do so. In such event, Tenant shall, within ten (10) days after execution of this Lease, deliver to Landlord satisfactory evidence of such authority and, if a corporation, upon demand by Landlord, also deliver to Landlord satisfactory evidence of (i) good standing in Tenant’s state of incorporation and (ii) qualification to do business in California.

29.21 Attorneys’ Fees. In the event that either Landlord or Tenant should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provision of this Lease or for any other relief against the other, then all costs and expenses, including reasonable attorneys’ fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment.

29.22 Governing Law; WAIVER OF TRIAL BY JURY. This Lease shall be construed and enforced in accordance with the laws of the State of California. IN ANY ACTION OR PROCEEDING ARISING HEREFROM, LANDLORD AND TENANT HEREBY CONSENT TO (I) THE JURISDICTION OF ANY COMPETENT COURT WITHIN THE STATE OF CALIFORNIA, (II) SERVICE OF PROCESS BY ANY MEANS AUTHORIZED BY CALIFORNIA LAW, AND (III) IN THE INTEREST OF SAVING TIME AND EXPENSE, TRIAL WITHOUT A JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR THEIR SUCCESSORS IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT’S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY. IN THE EVENT LANDLORD COMMENCES ANY SUMMARY PROCEEDINGS OR ACTION FOR NONPAYMENT OF BASE RENT OR ADDITIONAL RENT, TENANT SHALL NOT INTERPOSE ANY COUNTERCLAIM OF ANY NATURE OR DESCRIPTION (UNLESS SUCH COUNTERCLAIM SHALL BE MANDATORY) IN ANY SUCH PROCEEDING OR ACTION, BUT SHALL BE RELEGATED TO AN INDEPENDENT ACTION AT LAW.

29.23 Submission of Lease. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of, option for or option to lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-56-	[Matternet, Inc.]

29.24 Brokers. Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the real estate brokers or agents specified in Section 11 of the Summary (the “Brokers”), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including without limitation reasonable attorneys’ fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker or agent, other than the Brokers, occurring by, through, or under the indemnifying party.

29.25 Independent Covenants. This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord’s expense or to any setoff of the Rent or other amounts owing hereunder against Landlord.

29.26 Project or Building Name and Signage. Landlord shall have the right at any time to change the name of the Project or Building and to install, affix and maintain any and all signs on the exterior and on the interior of the Project or Building as Landlord may, in Landlord’s sole discretion, desire. Tenant shall not use the words Mountain View Research Park or the name of the Project or Building or use pictures or illustrations of the Project or Building in advertising or other publicity or for any purpose other than as the address of the business to be conducted by Tenant in the Premises, without the prior written consent of Landlord.

29.27 Counterparts. This Lease may be executed in counterparts with the same effect as if both parties hereto had executed the same document. Both counterparts shall be construed together and shall constitute a single lease.

29.28 Confidentiality. Tenant acknowledges that the content of this Lease and any related documents are confidential information. Tenant shall keep such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than Tenant’s financial, legal, and space planning consultants.

29.29 Development of the Project.

29.29.1 Subdivision. Landlord reserves the right to further subdivide all or a portion of the Project. Tenant agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents needed to conform this Lease to the circumstances resulting from such subdivision.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-57-	[Matternet, Inc.]

29.29.2 The Other Improvements. If portions of the Project or property adjacent to the Project (collectively, the “Other Improvements”) are owned by an entity other than Landlord, Landlord, at its option, may enter into an agreement with the owner or owners of any or all of the Other Improvements to provide (i) for reciprocal rights of access and/or use of the Project and the Other Improvements, (ii) for the common management, operation, maintenance, improvement and/or repair of all or any portion of the Project and the Other Improvements, (iii) for the allocation of a portion of the Direct Expenses to the Other Improvements and the operating expenses and taxes for the Other Improvements to the Project, and (iv) for the use or improvement of the Other Improvements and/or the Project in connection with the improvement, construction, and/or excavation of the Other Improvements and/or the Project. Nothing contained herein shall be deemed or construed to limit or otherwise affect Landlord’s right to convey all or any portion of the Project or any other of Landlord’s rights described in this Lease.

29.29.3 Construction of Project and Other Improvements. Tenant acknowledges that portions of the Project and/or the Other Improvements may be under construction following Tenant’s occupancy of the Premises, and that such construction may result in levels of noise, dust, odor, obstruction of access, etc. which are in excess of that present in a fully constructed project. Tenant hereby waives any and all rent offsets (except as specifically set forth in Section 19.5.2 of this Lease) in connection with such construction. Furthermore, provided that Landlord employs commercially reasonable efforts to minimize interference with the conduct of Tenant’s business, Tenant hereby waives any claims of constructive eviction which may arise in connection with such construction.

29.30 Building Renovations. It is specifically understood and agreed that Landlord has no obligation and has made no promises to alter, remodel, improve, renovate, repair or decorate the Premises, Building, or any part thereof and that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant except as specifically set forth herein. However, Tenant hereby acknowledges that Landlord is currently renovating or may during the Lease Term renovate, improve, alter, or modify (collectively, the “Renovations”) the Project, the Building and/or the Premises. Landlord shall use commercially reasonable efforts to complete any Renovations in a manner which does not materially, adversely affect Tenant’s use of or access to the Premises. Notwithstanding the foregoing, Tenant hereby agrees that such Renovations shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Rent. Landlord shall have no responsibility and shall not be liable to Tenant for any injury to or interference with Tenant’s business arising from the Renovations, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or of Tenant’s personal property or improvements resulting from the Renovations, or for any inconvenience or annoyance occasioned by such Renovations.

29.31 No Violation. Tenant hereby warrants and represents that neither its execution of nor performance under this Lease shall cause Tenant to be in violation of any agreement, instrument, contract, law, rule or regulation by which Tenant is bound, and Tenant shall protect, defend, indemnify and hold Landlord harmless against any claims, demands, losses, damages, liabilities, costs and expenses, including, without limitation, reasonable attorneys’ fees and costs, arising from Tenant’s breach of this warranty and representation.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-58-	[Matternet, Inc.]

29.32 Communications and Computer Lines. Tenant may install, maintain, replace, remove or use any electrical, communications or computer wires and cables (collectively, the “Lines”) at the Project in or serving solely the Premises, provided that (i) Tenant shall obtain Landlord’s prior written consent, use an experienced and qualified contractor approved in writing by Landlord, and comply with all of the other provisions of Articles 7 and 8 of this Lease, (ii) an acceptable number of spare Lines and space for additional Lines shall be maintained for existing and future occupants of the Project, as determined in Landlord’s reasonable opinion, (iii) the Lines therefor (including riser cables) shall be appropriately insulated to prevent excessive electromagnetic fields or radiation, and shall be surrounded by a protective conduit reasonably acceptable to Landlord, (iv) any new or existing Lines servicing the Premises shall comply with all applicable governmental laws and regulations, (v) as a condition to permitting the installation of new Lines, Landlord may require that Tenant remove any existing unused Lines located in or serving the Premises and repair any damage in connection with such removal, and (vi) Tenant shall pay all costs in connection therewith. Landlord reserves the right to require that Tenant remove any Lines located in or serving the Premises which are installed in violation of these provisions, or which are at any time in violation of any laws or represent a dangerous or potentially dangerous condition. Landlord further reserves the right to require that Tenant remove any and all Lines located in or serving the Premises upon the expiration of the Lease Term or upon any earlier termination of this Lease.

29.33 Landlord’s Waiver of Security Interest in Tenant’s Personal Property. Landlord hereby acknowledges and agree that any and all of Tenant’s movable furniture, furnishings, trade fixtures and equipment at the Premises (“Tenant’s Property”) may be financed by a third-party lender or lessor (an “Equipment Lienor”), and Landlord hereby (a) subordinates any rights of Landlord to Tenant’s Property to such Equipment Lienor, and (b) agrees to recognize the rights of any such Equipment Lienor, subject to and in accordance with a commercially reasonable waiver agreement to be entered into by and between Landlord and the Equipment Lienor following request by Tenant. Tenant shall pay all fees and/or expenses imposed upon or otherwise paid by Landlord to the Equipment Lienor or otherwise expended by Landlord in connection with any such request (including, without limitation, reasonable attorney’s fees).

29.34 No Discrimination. There shall be no discrimination against, or segregation of, any person or persons on account of sex, marital status, race, color, religion, creed, national origin or ancestry in the Transfer of the Premises, or any portion thereof, nor shall the Tenant itself, or any person claiming under or through it, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy of tenants, lessees, subtenants, sublessees, or vendees of the Premises, or any portion thereof.

29.35 Patriot Act and Executive Order 13224. As an inducement to Landlord to enter into this Lease, Tenant hereby represents and warrants that: (i) Tenant is not, nor is it owned or controlled directly or indirectly by, any person, group, entity or nation named on any list issued by the Office of Foreign Assets Control of the United States Department of the Treasury (“OFAC”) pursuant to Executive Order 13224 or any similar list or any law, order, rule or regulation or any Executive Order of the President of the United States as a terrorist, “Specially Designated National and Blocked Person” or other banned or blocked person (any such person, group, entity or nation being hereinafter referred to as a “Prohibited Person”); (ii) Tenant is not (nor is it owned or controlled, directly or indirectly, by any person, group, entity or nation which is) acting directly or indirectly for or on behalf of any Prohibited Person; and (iii) neither Tenant (nor any person, group, entity or nation which owns or controls Tenant, directly or indirectly) has conducted or will conduct business or has engaged or will engage in any transaction or dealing with any Prohibited Person, including without limitation any assignment of this Lease or any subletting of all or any portion of the Premises or the making or receiving of any contribution of funds, goods or services to or for the benefit of a Prohibited Person. In connection with the foregoing, it is expressly understood and agreed that (x) any breach by Tenant of the foregoing representations and warranties shall be deemed a default by Tenant under Section 19.1.4 of this Lease and shall be covered by the indemnity provisions of Section 10.1 above, and (y) the representations and warranties contained in this subsection shall be continuing in nature and shall survive the expiration or earlier termination of this Lease.

29.36 Asbestos Disclosures. Landlord has advised Tenant that there is asbestos-containing material (“ACM”) in the Building. Attached hereto as Exhibit F is a disclosure statement regarding ACM in the Building. Tenant acknowledges that such notice complies with the requirements of Section 25915 et. seq. and Section 25359.7 of the California Health and Safety Code.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-59-	[Matternet, Inc.]

IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed the day and date first written above.

“Landlord”:

BXP RESEARCH PARK LP, a Delaware limited partnership

BY:	BXP CALIFORNIA GP LLC,
a Delaware limited liability company, its general partner

BY:	BOSTON PROPERTIES LIMITED
PARTNERSHIP, a Delaware limited partnership, its sole member

BY:	BOSTON PROPERTIES,
INC., a Delaware corporation, its general partner

BY:	/s/ Christine Yuen
Name:	Christine Yuen
Title:	SVP, Leasing

BY:	BOSTON PROPERTIES LIMITED PARTNERSHIP,
a Delaware limited partnership, its Series A Limited Partner

BY:	BOSTON PROPERTIES, INC., a Delaware corporation, its general partner

BY:	/s/ Christine Yuen
Name:	Christine Yuen
Title:	SVP, Leasing

BY:	BP/DC PROPERTIES, INC.,
a Maryland corporation, its Series B Limited Partner

BY:	/s/ Christine Yuen
Name:	Christine Yuen
Title:	SVP, Leasing

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-60-	[Matternet, Inc.]

“Tenant”:

MATTERNET, INC.,
a Delaware corporation

By:	/s/ Andreas Raptopoulos
Name:	Andreas Raptopoulos
Title:	Chief Executive Officer
Date:	5/13/2025

By:	/s/ Jason Secore
Name:	Jason Secore
Title:	Chief Financial Officer
Date:	5/14/2025

PLEASE NOTE: THIS LEASE MUST BE EXECUTED BY EITHER (I) BOTH (A) THE CHAIRMAN OF THE BOARD, THE PRESIDENT OR ANY VICE PRESIDENT OF TENANT, AND (B) THE SECRETARY, ANY ASSISTANT SECRETARY, THE CHIEF FINANCIAL OFFICER, OR ANY ASSISTANT TREASURER OF TENANT; OR (II) AN AUTHORIZED SIGNATORY OF TENANT PURSUANT TO A CERTIFIED CORPORATE RESOLUTION, A COPY OF WHICH SHOULD BE DELIVERED WITH THE EXECUTED ORIGINALS.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
-61-	[Matternet, Inc.]

EXHIBIT A

MOUNTAIN VIEW RESEARCH PARK

OUTLINE OF PREMISES

[355/365 Ravendale Avenue]
-1-	[Matternet, Inc.]

EXHIBIT A-1

MOUNTAIN VIEW RESEARCH PARK

OUTLINE OF PROJECT

[355/365 Ravendale Avenue]
-1-	[Matternet, Inc.]

EXHIBIT B

MOUNTAIN VIEW RESEARCH PARK

INTENTIONALLY OMITTED

[MOUNTAIN VIEW RESEARCH PARK]
EXHIBIT B	[355/365 Ravendale Avenue]
-1-	[Matternet, Inc.]

EXHIBIT C

MOUNTAIN VIEW RESEARCH PARK

FORM OF NOTICE OF LEASE TERM DATES

Certified Mail:

Via E-Mail:

Date: ______

________________

________________

________________

Email: __________________

Re: ___________Lease dated_________ by and between [LANDLORD], Landlord, and________, a_______, Tenant (the “Lease”)

Ladies and Gentlemen

This notice is being sent to you pursuant to Section [2.1] of the above-captioned Lease. The Lease Term commenced on [COMMENCEMENT DATE], being the “Lease Commencement Date” under the Lease and shall end and expire on [EXPIRATION DATE], being the “Lease Expiration Date” under the Lease, unless sooner terminated or extended, as provided for in the Lease.

Best regards,

[INSERT LANDLORD SIGNATURE BLOCK]

Acknowledged and accepted:

[TENANT]

Name:
Title:

[MOUNTAIN VIEW RESEARCH PARK]
EXHIBIT C	[355/365 Ravendale Avenue]
-1-	[Matternet, Inc.]

EXHIBIT D

MOUNTAIN VIEW RESEARCH PARK

RULES AND REGULATIONS

Tenant shall faithfully observe and comply with the following Rules and Regulations. Landlord shall not be responsible to Tenant for the nonperformance of any of said Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Project. In the event of any conflict between the Rules and Regulations and the other provisions of this Lease, the latter shall control.

1. Tenant shall not alter any lock or install any new or additional locks or bolts on any doors or windows of the Premises without obtaining Landlord’s prior written consent. Tenant shall bear the cost of any lock changes or repairs required by Tenant. Two keys will be furnished by Landlord for the Premises, and any additional keys required by Tenant must be obtained from Landlord at a reasonable cost to be established by Landlord. Upon the termination of this Lease, Tenant shall restore to Landlord all keys of stores, offices, and toilet rooms, either furnished to, or otherwise procured by, Tenant and in the event of the loss of keys so furnished, Tenant shall pay to Landlord the cost of replacing same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such changes.

2. All doors opening to public corridors shall be kept closed at all times except for normal ingress and egress to the Premises.

3. Landlord reserves the right to close and keep locked all entrance and exit doors of the Building during such hours as are customary for comparable buildings in the vicinity of the Project. Tenant, its employees and agents must be sure that the doors to the Premises are securely closed and locked when leaving the Premises if it is after the normal hours of business for the Building. Any tenant, its employees, agents or any other persons entering or leaving the Building at any time when it is so locked, or any time when it is considered to be after normal business hours for the Building, may be required to sign or card access the Building register. Landlord reserves the right to change and update Building security and access procedures, including, without limitation, the right to install new locks, key card access points, or other access technology, subject to the terms of Landlord’s then current Privacy Policy (available upon request or at bxp.com/privacy-policy). Access to the Building may be refused unless the person seeking access has proper identification or has a previously arranged pass for access to the Building. Landlord will furnish, at Tenant’s sole cost and expense, passes to persons for whom Tenant requests same in writing. Tenant shall be charged Landlord’s standard fee for the replacement of lost access cards. Tenant shall be responsible for all persons for whom Tenant requests passes and shall be liable to Landlord for all acts of such persons. The Landlord and his agents shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building or the Project during the continuance thereof by any means it deems appropriate for the safety and protection of life and property.

[MOUNTAIN VIEW RESEARCH PARK]
EXHIBIT D	[355/365 Ravendale Avenue]
-1-	[Matternet, Inc.]

4. No furniture, freight or equipment of any kind shall be brought into the Building without prior notice to Landlord. All moving activity into or out of the Building shall be scheduled with Landlord and done only at such time and in such manner as Landlord designates. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy property brought into the Building and also the times and manner of moving the same in and out of the Building. Safes and other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property in any case. Any damage to any part of the Building, its contents, occupants or visitors by moving or maintaining any such safe or other property shall be the sole responsibility and expense of Tenant.

5. No furniture, packages, supplies, equipment or merchandise will be received in the Building or carried up or down in the elevators, except between such hours, in such specific elevator and by such personnel as shall be designated by Landlord.

6. The requirements of Tenant will be attended to only upon application at the management office for the Project or at such office location designated by Landlord. Employees of Landlord shall not perform any work or do anything outside their regular duties unless under special instructions from Landlord.

7. No sign, advertisement, notice or handbill shall be exhibited, distributed, painted or affixed by Tenant on any part of the Premises or the Building without the prior written consent of the Landlord. Tenant shall not disturb, solicit, peddle, or canvass any occupant of the Project and shall cooperate with Landlord and its agents of Landlord to prevent same.

8. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees shall have caused same.

9. Tenant shall not overload the floor of the Premises beyond the Building standard floor loading specifications, nor mark, drive nails or screws, or drill into the partitions, woodwork or drywall or in any way deface the Premises or any part thereof without Landlord’s prior written consent. Tenant shall not purchase spring water, ice, towel, linen, maintenance or other like services from any person or persons not approved by Landlord.

10. Except for vending machines intended for the sole use of Tenant’s employees and invitees, no vending machine or machines other than fractional horsepower office machines shall be installed, maintained or operated upon the Premises without the written consent of Landlord.

11. Except as set forth in Section 29.18.2 of the Lease, Tenant shall not use or keep in or on the Premises, the Building, or the Project any kerosene, gasoline or other inflammable or combustible fluid, chemical, substance or material that is considered hazardous.

12. Tenant shall not without the prior written consent of Landlord use any method of heating or air conditioning other than that supplied by Landlord.

[MOUNTAIN VIEW RESEARCH PARK]
EXHIBIT D	[355/365 Ravendale Avenue]
-2-	[Matternet, Inc.]

13. Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in or on the Premises, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Project by reason of noise, odors, vibrations or electronic disruption, or interfere with other tenants or those having business therein, whether by the use of any musical instrument, radio, phonograph, or in any other way. Tenant shall not throw anything out of doors, windows or skylights or down passageways.

14. Tenant shall not bring into or keep within the Project, the Building or the Premises any animals, birds, aquariums, or, except in areas designated by Landlord, bicycles or other vehicles.

15. No cooking shall be done or permitted on the Premises, nor shall the Premises be used for the storage of merchandise, for lodging or for any improper, objectionable or immoral purposes. Notwithstanding the foregoing, Underwriters’ laboratory-approved equipment and microwave ovens may be used in the Premises for heating food and brewing coffee, tea, hot chocolate and similar beverages for employees and visitors, provided that such use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations. In addition, subject to Landlord’s prior approval, not to be unreasonably withheld, Tenant may use an all electrical (such as a Traeger) barbeque in the outdoor area directly behind the rear of the Premises, provided that such use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

16. The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the use of the Premises provided for in the Summary. Tenant shall not occupy or permit any portion of the Premises to be occupied as an office for a messenger-type operation or dispatch office, public stenographer or typist, or for the manufacture or sale of liquor, narcotics, or tobacco in any form, or as a medical office, or as a barber or manicure shop, or as an employment bureau without the express prior written consent of Landlord. Tenant shall not engage or pay any employees on the Premises except those actually working for such tenant on the Premises nor advertise for laborers giving an address at the Premises.

17. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these Rules and Regulations.

18. Tenant, its employees and agents shall not loiter in or on the entrances, corridors, sidewalks, lobbies, courts, vestibules or any Common Areas for the purpose of smoking tobacco products or for any other purpose, nor in any way obstruct such areas, and shall use them only as a means of ingress and egress for the Premises.

19. Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to ensure the most effective operation of the Building’s heating and air conditioning system, and shall refrain from attempting to adjust any controls.

[MOUNTAIN VIEW RESEARCH PARK]
EXHIBIT D	[355/365 Ravendale Avenue]
-3-	[Matternet, Inc.]

20. Tenant shall store all its trash and garbage within the interior of the Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the city in which the Project is located without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entry-ways provided for such purposes at such times as Landlord shall designate.

21. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

22. Any persons employed by Tenant to do janitorial work shall be subject to the prior written approval of Landlord, and while in the Building and outside of the Premises, shall be subject to and under the control and direction of the Building manager (but not as an agent or servant of such manager or of Landlord), and Tenant shall be responsible for all acts of such persons.

23. No awnings or other projection shall be attached to the outside walls of the Building without the prior written consent of Landlord, and no curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises other than Landlord standard drapes. All electrical ceiling fixtures hung in the Premises or spaces along the perimeter of the Building must be fluorescent and/or of a quality, type, design and a warm white bulb color approved in advance in writing by Landlord. Neither the interior nor exterior of any windows shall be coated or otherwise sunscreened without the prior written consent of Landlord. Tenant shall abide by Landlord’s regulations concerning the opening and closing of window coverings which are attached to the windows in the Premises, if any, which have a view of any interior portion of the Building or Building Common Areas.

24. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels or other articles be placed on the windowsills.

25. Tenant must comply with requests by the Landlord concerning the informing of their employees of items of importance to the Landlord.

26. Tenant must comply with the State of California “No-Smoking” law set forth in California Labor Code Section 6404.5, and any local “No-Smoking” ordinance which may be in effect from time to time and which is not superseded by such State law.

[MOUNTAIN VIEW RESEARCH PARK]
EXHIBIT D	[355/365 Ravendale Avenue]
-4-	[Matternet, Inc.]

27. Tenant hereby acknowledges that Landlord shall have no obligation to provide guard service or other security measures for the benefit of the Premises, the Building or the Project. Tenant hereby assumes all responsibility for the protection of Tenant and its agents, employees, contractors, invitees and guests, and the property thereof, from acts of third parties, including keeping doors locked and other means of entry to the Premises closed, whether or not Landlord, at its option, elects to provide security protection for the Project or any portion thereof. Tenant further assumes the risk that any safety and security devices, services and programs which Landlord elects, in its sole discretion, to provide may not be effective, or may malfunction or be circumvented by an unauthorized third party, and Tenant shall, in addition to its other insurance obligations under this Lease, obtain its own insurance coverage to the extent Tenant desires protection against losses related to such occurrences. Tenant shall cooperate in any reasonable safety or security program developed by Landlord or required by law.

28. All office equipment of any electrical or mechanical nature shall be placed by Tenant in the Premises in settings approved by Landlord, to absorb or prevent any vibration, noise and annoyance.

29. Tenant shall not use in any space or in the public halls of the Building, any hand trucks except those equipped with rubber tires and rubber side guards.

30. No auction, liquidation, fire sale, going-out-of-business or bankruptcy sale shall be conducted in the Premises without the prior written consent of Landlord.

31. No tenant shall use or permit the use of any portion of the Premises for living quarters, sleeping apartments or lodging rooms.

Landlord reserves the right at any time to change or rescind any one or more of these Rules and Regulations, or to make such other and further reasonable Rules and Regulations as in Landlord’s judgment may from time to time be necessary for the management, safety, care and cleanliness of the Premises, Building, the Common Areas and the Project, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants therein; provided that Landlord shall not enact any new Rules and Regulations intended to discriminate against Tenant. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant, nor prevent Landlord from thereafter enforcing any such Rules or Regulations against any or all tenants of the Project. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition of its occupancy of the Premises.

[MOUNTAIN VIEW RESEARCH PARK]
EXHIBIT D	[355/365 Ravendale Avenue]
-5-	[Matternet, Inc.]

EXHIBIT E

MOUNTAIN VIEW RESEARCH PARK

FORM OF TENANT’S ESTOPPEL CERTIFICATE

The undersigned, as Tenant under that certain Office Lease (the “Lease”) made and entered into as of __________, 200_ by and between ___________, as Landlord, and the undersigned, as Tenant, for Premises on the ____________ floor(s) of the office building located at ___________, certifies as follows:

1. Attached hereto as Exhibit A is a true and correct copy of the Lease and all amendments and modifications thereto. The documents contained in Exhibit A represent the entire agreement between the parties as to the Premises.

2. The undersigned currently occupies the Premises described in the Lease, the Lease Term commenced on ___________, and the Lease Term expires on ___________, and the undersigned has no option to terminate or cancel the Lease or to purchase all or any part of the Premises, the Building and/or the Project.

3. Base Rent became payable on ___________.

4. The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in Exhibit A.

5. Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows:

6. Tenant shall not modify the documents contained in Exhibit A without the prior written consent of Landlord’s mortgagee.

7. All monthly installments of Base Rent, all Additional Rent and all monthly installments of estimated Additional Rent have been paid when due through ___________. The current monthly installment of Base Rent is $_______________.

8. All conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and Landlord is not in default thereunder. In addition, the undersigned has not delivered any notice to Landlord regarding a default by Landlord thereunder.

[MOUNTAIN VIEW RESEARCH PARK]
EXHIBIT E	[355/365 Ravendale Avenue]
-1-	[Matternet, Inc.]

9. No rental has been paid more than thirty (30) days in advance and no security has been deposited with Landlord except the Security Deposit in the amount of $___________ as provided in the Lease.

10. As of the date hereof, there are no existing defenses or offsets, or, to the undersigned’s knowledge, claims or any basis for a claim, that the undersigned has against Landlord.

11. If Tenant is a corporation, limited liability company, partnership or limited liability partnership, each individual executing this Estoppel Certificate on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in California and that Tenant has full right and authority to execute and deliver this Estoppel Certificate and that each person signing on behalf of Tenant is authorized to do so.

12. There are no actions pending against the undersigned under the bankruptcy or similar laws of the United States or any state.

13. Other than in compliance with all applicable laws and incidental to the ordinary course of the use of the Premises, the undersigned has not used or stored any hazardous substances in the Premises.

14. All tenant improvement work to be performed by Landlord under the Lease has been completed in accordance with the Lease and has been accepted by the undersigned and all reimbursements and allowances due to the undersigned under the Lease in connection with any tenant improvement work have been paid in full.

The undersigned acknowledges that this Estoppel Certificate may be delivered to Landlord or to a prospective mortgagee or prospective purchaser, and acknowledges that said prospective mortgagee or prospective purchaser will be relying upon the statements contained herein in making the loan or acquiring the property of which the Premises are a part and that receipt by it of this certificate is a condition of making such loan or acquiring such property.

Executed at ___________ on the ______ day of ___________, 200___.

“Tenant”:
______________________________________________,
a	___________________________________________

By:	___________________________________________
Its:	___________________________________________

By:	___________________________________________
Its:	___________________________________________

[MOUNTAIN VIEW RESEARCH PARK]
EXHIBIT E	[355/365 Ravendale Avenue]
-2-	[Matternet, Inc.]

EXHIBIT F

MOUNTAIN VIEW RESEARCH PARK

CALIFORNIA ASBESTOS NOTICE

February 13, 2025

TO:	CLIENT AND CONTRACTORS

RE:	CALIFORNIA ASBESTOS NOTICE FOR 355-365 RAVENDALE DRIVE

As you may be aware, buildings constructed during the 20th Century often utilized asbestos containing material (ACM) in the construction process. Because the current asbestos ban covers sprayed-on surfacing materials and thermal system insulation only, asbestos continues to be used, on a very limited basis, in the building industries, particularly for non-friable materials, such as roofing, waterproofing membranes and mastics.

Attached is a notice concerning the presence of asbestos at 355-365 Ravendale Drive in Mountain View, CA. This notice is given to you in compliance with the provisions of California Health and Safety Codes. If you have any employees or subcontractors who work in the building on more than a casual or incidental basis, the law requires that you provide them a copy of this notice.

If you have any questions concerning the attached notice, please contact the Property Management office.

Sincerely,

Teresa Longchamp

Property Manager

Attachment: California Asbestos Notice

cc:	Danny Murtagh, VP, Engineering
Josiah Meyer, Property Management Coordinator
Manny Villarreal, Maintenance Technician

[MOUNTAIN VIEW RESEARCH PARK]
EXHIBIT F	[355/365 Ravendale Avenue]
-1-	[Matternet, Inc.]

CALIFORNIA ASBESTOS NOTICE

In 1988, California enacted legislation (specifically, Chapter 10.4 of the Health and Safety Code, Section 25915 et seq.) requiring landlords and tenants of commercial buildings constructed prior to 1979 to notify certain people, including each other and their respective employees working within such building, of any knowledge they may have regarding any asbestos-containing materials (“ACM”) in the Building.

On July 13, 1995, Title 29, Code of Federal Regulations, Section 1910.1001 and 1926.1101 defined Presumed Asbestos Containing Material (“PACM”) as thermal system insulation (“TSI”) and surfacing material found in buildings constructed no later than 1980. The federal standard requires the building and/or facility owner to notify contractors and tenants of the presence of ACM/PACM. On May 3, 1996, Cal/OSHA adopted the same notification requirements for PACM in Title 8 CCR 5208 & 1529.

This notification is being given to provide the information required under this Legislation in order to help you avoid any unintentional contact with the ACM/PACM, to assure that appropriate precautionary measures are taken before disturbing any ACM/PACM, and to assist you in making appropriate disclosures to your employees and others.

We have engaged qualified asbestos consultants to survey the Building for asbestos and to assist in implementing an asbestos management plan that includes, among other things, periodic reinspection and surveillance, air monitoring as necessary, information and training programs for building engineering and other measures to minimize potential fiber releases. Our asbestos consultant has provided us with the O&M Program, which in its qualified professional opinion, fully complies with the disclosure requirements of Health and Safety Code Section 25915.1.

We have no reason to believe that the ACM/PACM external to the Building is currently in a condition to release asbestos fibers that would pose a significant health hazard to the Building’s occupants. This should remain so if such ACM/PACM is properly handled and remains undisturbed. You should take into consideration that our knowledge as to the absence of health risks is based solely upon general information and the information contained in the Asbestos Survey, and that we have no special knowledge concerning potential health risks resulting from exposure to asbestos in the Building. We are therefore required by the above-mentioned legislation to encourage you to contact local or state public agencies if you wish to obtain a better understanding of the potential impacts resulting from exposure to asbestos.

[MOUNTAIN VIEW RESEARCH PARK]
EXHIBIT F	[355/365 Ravendale Avenue]
-2-	[Matternet, Inc.]

Because any tenant alterations or other work external to the Building could disturb ACM/PACM and possibly release asbestos fibers into the air, we must require that you obtain our written approval prior to beginning such projects, affecting the exterior façade, foundations or roof. This includes major alterations, but might also include such activities as drilling or boring holes, installing electrical, telecommunications or computer lines, or other work which disturbs ACM/PACM. In many cases, such activities will not affect ACM/PACM, but you must check with the Property Manager in advance, just in case. You should check with the Property Manager at the address set forth on Schedule A. The Property Manager will make available such instruction as may be required. An individual or contractor who is not qualified to handle ACM/PACM should not attempt any such work. In the areas specified in Schedule A, you should avoid touching or disturbing the ACM/PACM in any way. If you observe any activity that has the potential to disturb the ACM/PACM, please report the same to the property manager immediately.

Further information concerning the asbestos survey can be found in the Building Management’s office at the address set forth on Schedule A. We also encourage you to contact local, state or federal public health agencies if you wish to obtain further information regarding asbestos containing materials.

In connection with the foregoing, we have adopted the following policies (which shall be considered rules under tenant leases):

(1)	the owner, and representatives of the owner, including, without limitation, the owner’s ACM/PACM consultant, are entitled to enter into the premises of any tenant to inspect for ACM/PACM, perform air tests and abatement; and

(2)	any tenant, contractor, or other party must obtain our prior written approval before performing any alterations external to any tenant space, or performing any other work at the property that might disturb ACM/PACM or involve exposure to asbestos fibers as described above.

California law also requires persons in the course of doing business whose activities may result in exposures to asbestos and other substances regulated under the Safe Drinking Water and Toxic Enforcement Act of 1986, commonly referred to as Proposition 65, to provide a clear and reasonable warning. Accordingly, you are advised as follows:

WARNING: The areas within the Building that are described in Schedule A below contain a substance known to the State of California to cause cancer.

[MOUNTAIN VIEW RESEARCH PARK]
EXHIBIT F	[355/365 Ravendale Avenue]
-3-	[Matternet, Inc.]

SCHEDULEA
TO

NOTICE CONCERNING ASBESTOS

BUILDING:	355-365 Ravendale Drive, Mountain View, CA
94043
PROPERTY MANAGER:	Teresa Longchamp
ADDRESS OF BUILDING OFFICE:	Boston Properties
453 Ravendale Drive, Suite D
Mountain View, CA 94043

I.	EXISTING ASBESTOS SURVEYS WHICH DESCRIBE THE EXISTENCE, LOCATION AND CONDITION OF ACM

A.	SURVEYS

	DESCRIPTION	BY COMPANY	DATE
1.	Summary Report: Bulk Asbestos and Hazardous Materials Survey, 355 Ravendale Drive, Mountain View, CA [SCA Project No. B-11215]	SCA Environmental	2/7/14

2.	Summary Report: Bulk Asbestos and Hazardous Materials Survey, 355-365 Ravendale Drive, Mountain View, CA [SCA Project No. B-11215.01]	SCA Environmental	6/5/14

3.	Summary Report of Environmental Quality Assurance Services - Asbestos Abatement, 355-365 Ravendale Drive, Mountain View, CA [SCA Project No. B-11215.01]	SCA Environmental	6/4/14

III. SPECIFIC LOCATIONS WHERE ACM IS PRESENT IN ANY QUANTITY

Material	Asbestos Quantity	Location	Report
12-inch square beige vinyl floor tiles with yellow and black mastics [Fully abated in June 2014]	<1-5% Chrysotile in the tiles & 1-5% Chrysotile in the black mastics	Throughout approx. 60% of Suite 355 (~6,100 SF)	SCA, 2014

Beige vinyl sheet flooring in the Janitor’s Room [Fully abated in June 2014]	20-30% Chrysotile in the backing	Janitor’s Room; ~84 SF	SCA, 2014

Residual mastics should be abated utilizing a mechanical buffer in compliance with 8 CCR 1529 Work Class 1 full isolation procedures with disposal as friable asbestos waste. Vinyl sheeting must also be disposed as friable asbestos waste. Vinyl floor tiles should be abated per 8 CCR Work Class 2 procedures and disposed as Category 1 non-friable waste.

THE RESULTS OF THE ASBESTOS SURVEY ARE AVAILABLE FOR REVIEW DURING NORMAL BUSINESS HOURS IN THE BUILDING OFFICE, AT THE ABOVE ADDRESS, MONDAY THROUGH FRIDAY EXCEPT LEGAL HOLIDAYS. NO REPRESENTATIONS OR WARRANTIES WHATSOEVER ARE MADE REGARDING THE O&M PROGRAM, THE REPORTS CONCERNING SUCH O&M PROGRAM OR THE SURVEYS (INCLUDING WITHOUT LIMITATION, THE CONTENTS OR ACCURACY THEREOF), OR THE PRESENCE OR ABSENCE OF TOXIC OR HAZARDOUS MATERIALS IN, AT, OR UNDER ANY PREMISES OR THE BUILDING.

[MOUNTAIN VIEW RESEARCH PARK]
EXHIBIT F	[355/365 Ravendale Avenue]
-4-	[Matternet, Inc.]

EXHIBIT G

MOUNTAIN VIEW RESEARCH PARK

INITIAL DISCLOSURE CERTIFICATE

HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE

Your cooperation in this matter is appreciated. Initially, the information provided by you in this Hazardous Materials Disclosure Certificate is necessary for the Landlord to evaluate your proposed uses of the premises (the “Premises”) and to determine whether to enter into a lease agreement with you as tenant. If a lease agreement is signed by you and the Landlord (the “Lease Agreement”), on an annual basis in accordance with the provisions of Section 29.18 of the Lease Agreement, you are to provide an update to the information initially provided by you in this certificate. Any questions regarding this certificate should be directed to, and when completed, the certificate should be delivered to:

Landlord: [TO BE PROVIDED]

Name of (Prospective) Tenant: ________________________________________________________________

Mailing Address: __________________________________________________________________________

Contact Person, Title and Telephone Number(s): __________________________________________________

Contact Person for Hazardous Waste Materials Management and Manifests and
Telephone Number(s): ______________________________________________________________________

Address of (Prospective) Premises: ____________________________________________________________

Length of (Prospective) initial Term: ___________________________________________________________

1.	GENERAL INFORMATION:

Describe the proposed operations to take place at the Premises, including, without limitation, principal products processed, manufactured or assembled, and services and activities to be provided or otherwise conducted. Existing tenants should describe any proposed changes to on-going operations.

_______________________________________________________________________________________

_______________________________________________________________________________________

[MOUNTAIN VIEW RESEARCH PARK]
EXHIBIT G	[355/365 Ravendale Avenue]
-1-	[Matternet, Inc.]

2.	USE, STORAGE AND DISPOSAL OF HAZARDOUS MATERIALS

2.1	Will any Hazardous Materials (as hereinafter defined) be used, generated, treated, stored or disposed of at the Premises? Existing tenants should describe any Hazardous Materials which continue to be used, generated, treated, stored or disposed of at the Premises.

Wastes	Yes	☐	No	☐
Chemical Products	Yes	☐	No	☐
Other	Yes	☐	No	☐

If Yes is marked, please explain: ________________________________________________________

_________________________________________________________________________________

_________________________________________________________________________________

2.2	If Yes is marked in Section 2.1, attach a list of any Hazardous Materials to be used, generated, treated, stored or disposed of at the Premises, including the applicable hazard class and an estimate of the quantities of such Hazardous Materials to be present on or about the Premises at any given time; estimated annual throughput; the proposed location(s) and method of storage (excluding nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any applicable Environmental Laws, as hereinafter defined); and the proposed location(s) and method(s) of treatment or disposal for each Hazardous Substance, including, the estimated frequency, and the proposed contractors or subcontractors. Existing tenants should attach a list setting forth the information requested above and such list should include actual data from on-going operations and the identification of any variations in such information from the prior year’s certificate.

3. STORAGE TANKS AND SUMPS

Is any above or below ground storage or treatment of gasoline, diesel, petroleum, or other Hazardous Materials in tanks or sumps proposed at the Premises? Existing tenants should describe any such actual or proposed activities.

Yes ☐ No ☐

If yes, please explain: _______________________________________________________________________

________________________________________________________________________________________

________________________________________________________________________________________

4. WASTE MANAGEMENT

4.1	Has your company been issued an EPA Hazardous Waste Generator I.D. Number? Existing tenants should describe any additional identification numbers issued since the previous certificate.

Yes ☐ No ☐

[MOUNTAIN VIEW RESEARCH PARK]
EXHIBIT G	[355/365 Ravendale Avenue]
-2-	[Matternet, Inc.]

4.2	Has your company filed a biennial or quarterly reports as a hazardous waste generator? Existing tenants should describe any new reports filed.

Yes ☐ No ☐

If yes, attach a copy of the most recent report filed.

5.	WASTEWATER TREATMENT AND DISCHARGE

5.1	Will your company discharge wastewater or other wastes to:

______ storm drain?	______ sewer?

______ surface water?	______ no wastewater or other wastes discharged.

Existing tenants should indicate any actual discharges. If so, describe the nature of any proposed or actual discharge(s).

_________________________________________________________________________________

_________________________________________________________________________________

_________________________________________________________________________________

5.2	Will any such wastewater or waste be treated before discharge?

Yes ☐ No ☐

If yes, describe the type of treatment proposed to be conducted. Existing tenants should describe the actual treatment conducted.

_________________________________________________________________________________

_________________________________________________________________________________

_________________________________________________________________________________

6.	AIR DISCHARGES

6.1	Do you plan for any air filtration systems or stacks to be used in your company’s operations at the Premises that will discharge into the air; and will such air emissions be monitored? Existing tenants should indicate whether or not there are any such air filtration systems or stacks in use at the Premises which discharge into the air and whether such air emissions are being monitored.

Yes ☐ No ☐

If yes, please describe: ______________________________________________________________________

________________________________________________________________________________________

________________________________________________________________________________________

[MOUNTAIN VIEW RESEARCH PARK]
EXHIBIT G	[355/365 Ravendale Avenue]
-3-	[Matternet, Inc.]

6.2	Do you propose to operate any of the following types of equipment, or any other equipment requiring an air emissions permit at the Premises? Existing tenants should specify any such equipment being operated at the Premises.

______ Spray booth(s)	______ Incinerator(s)
______ Dip tank(s)	______ Other (Please describe)
______ Drying oven(s)	______ No Equipment Requiring Air Permits

If yes, please describe: ______________________________________________________________________

________________________________________________________________________________________

________________________________________________________________________________________

6.3	Please describe (and submit copies of with this Hazardous Materials Disclosure Certificate) any reports you have filed in the past twelve months with any governmental or quasi-governmental agencies or authorities related to air discharges or clean air requirements and any such reports which have been issued during such period by any such agencies or authorities with respect to you or your business operations in the City of Milpitas or the City of San Jose, California.

7.	HAZARDOUS MATERIALS DISCLOSURES

7.1	Has your company prepared or will it be required to prepare a Hazardous Materials management plan (“Management Plan”) or Hazardous Materials Business Plan and Inventory (“Business Plan”) pursuant to Fire Department or other governmental or regulatory agencies’ requirements with respect to its operations or proposed operations at the Premises? Existing tenants should indicate whether or not a Management Plan is required and has been prepared.

Yes ☐ No ☐

If yes, attach a copy of the Management Plan or Business Plan. Existing tenants should attach a copy of any required updates to the Management Plan or Business Plan.

7.2	Are any of the Hazardous Materials, and in particular chemicals, proposed to be used in your operations at the Premises listed or regulated under Proposition 65? Existing tenants should indicate whether or not there are any new Hazardous Materials being so used which are listed or regulated under Proposition 65.

Yes ☐ No ☐

If yes, please explain: _______________________________________________________________________

________________________________________________________________________________________

________________________________________________________________________________________

[MOUNTAIN VIEW RESEARCH PARK]
EXHIBIT G	[355/365 Ravendale Avenue]
-4-	[Matternet, Inc.]

8.	ENFORCEMENT ACTIONS AND COMPLAINTS

8.1	With respect to Hazardous Materials or Environmental Laws, has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees or has your company received requests for information, notice or demand letters, or any other inquiries regarding its operations in the City of Milpitas or the City of San Jose, California? Existing tenants should indicate whether or not any such actions, orders or decrees have been, or are in the process of being, undertaken or if any such requests have been received.

Yes ☐ No ☐

If yes, describe the actions, orders or decrees and any continuing compliance obligations imposed as a result of these actions, orders or decrees and also describe any requests, notices or demands, and attach a copy of all such documents. Existing tenants should describe and attach a copy of any new actions, orders, decrees, requests, notices or demands not already delivered to Landlord pursuant to the provisions of Section 24.2 of the Lease Agreement.

_________________________________________________________________________________

_________________________________________________________________________________

_________________________________________________________________________________

8.2	Omitted

8.3	Have there been any material complaints from adjacent tenants, owners or other neighbors at your company’s current facilities in the City of Milpitas or the City of San Jose, California, with regard to environmental or health and safety concerns? Existing tenants should indicate whether or not there have been any such problems or complaints from adjacent tenants, owners or other neighbors at, about or near the Premises and the current status of any such problems or complaints.

Yes ☐ No ☐

If yes, please describe. Existing tenants should describe any such problems or complaints not already disclosed to Landlord under the provisions of the signed Lease Agreement and the current status of any such problems or complaints.

_________________________________________________________________________________

_________________________________________________________________________________

_________________________________________________________________________________

[MOUNTAIN VIEW RESEARCH PARK]
EXHIBIT G	[355/365 Ravendale Avenue]
-5-	[Matternet, Inc.]

9.	PERMITS AND LICENSES

Attach copies of all permits and licenses issued to your company with respect to its proposed operations at the Premises, to the extent relating to any Hazardous Materials permits, wastewater discharge permits, air emissions permits, and use permits or approvals. Existing tenants should attach copies of any new permits and licenses as well as any renewals of permits or licenses previously issued.

As used herein, “Hazardous Materials” and “Environmental Laws” shall have the meanings given to such terms in the Lease Agreement.

The undersigned hereby acknowledges and agrees that this Hazardous Materials Disclosure Certificate is being delivered to Landlord in connection with the evaluation of a Lease Agreement and, if such Lease Agreement is executed, will be attached thereto as an exhibit. The undersigned further acknowledges and agrees that if such Lease Agreement is executed, this Hazardous Materials Disclosure Certificate will be updated from time to time in accordance with Section 24.2 of the Lease Agreement. The undersigned further acknowledges and agrees that the Landlord and its partners, lenders and representatives may, and will, rely upon the statements, representations, warranties, and certifications made herein and the truthfulness thereof in entering into the Lease Agreement.

I [print name], acting with full authority to bind the (proposed) Tenant and on behalf of the (proposed) Tenant, certify, represent and warrant that to my knowledge the information contained in this certificate is true and correct in all material respects as of the date set forth below.

(PROSPECTIVE) TENANT:

By:
Title:
Date:

[MOUNTAIN VIEW RESEARCH PARK]
EXHIBIT G	[355/365 Ravendale Avenue]
-6-	[Matternet, Inc.]

EXHIBIT H

ACCEPTABLE FORMS OF INSURANCE CERTIFICATE

ACORD

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY)

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER — 109722-BLNK-GL-15-16	CONTACT NAME:	
	PHONE (A/C, No, Ext):	FAX (A/C, No):
	E-MAIL ADDRESS:	
	INSURER(S) AFFORDING COVERAGE	NAIC #
	INSURER A :	
INSURED SAMPLE	INSURER B :	
	INSURER C :	
	INSURER D :	
	INSURER E :	
	INSURER F :	

COVERAGES CERTIFICATE NUMBER: REVISION NUMBER:

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
	COMMERCIAL GENERAL LIABILITY ☐ CLAIMS-MADE ☐ OCCUR GEN'L AGGREGATE LIMIT APPLIES PER: ☐ POLICY ☐ PRO-JECT ☐ LOC OTHER						EACH OCCURRENCE	$
							DAMAGE TO RENTED PREMISES (Ea occurrence)	$
							MED EXP (Any one person)	$
							PERSONAL & ADV INJURY	$
							GENERAL AGGREGATE	$
							PRODUCTS - COMP/OP AGG	$
								$
	AUTOMOBILE LIABILITY X ANY AUTO ☐ ALL OWNED AUTOS ☐ SCHEDULED AUTOS ☐ HIRED AUTOS ☐ NON-OWNED AUTOS						COMBINED SINGLE LIMIT (Ea accident)	$
							BODILY INJURY (Per person)	$
							BODILY INJURY (Per accident)	$
							PROPERTY DAMAGE (Per accident)	$
								$
	X UMBRELLA LIAB X OCCUR ☐ EXCESS LIAB ☐ CLAIMS-MADE ☐ DED ☐ RETENTION $						EACH OCCURRENCE	$
							AGGREGATE	$
								$
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) Y/N: N If yes, describe under DESCRIPTION OF OPERATIONS below	N/A					☐ PER STATUTE ☐ OTH-ER	
							E.L. EACH ACCIDENT	$
							E.L. DISEASE - EA EMPLOYEE	$
							E.L. DISEASE - POLICY LIMIT	$

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

CERTIFICATE HOLDER	CANCELLATION
	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.
	AUTHORIZED REPRESENTATIVE of Marsh USA Inc.

© 1988-2014 ACORD CORPORATION. All rights reserved.

ACORD 25 (2014/01)

The ACORD name and logo are registered marks of ACORD

[MOUNTAIN VIEW RESEARCH PARK]
EXHIBIT H	[355/365 Ravendale Avenue]
-1-	[Matternet, Inc.]

ACORD®

EVIDENCE OF PROPERTY INSURANCE

DATE (MM/DD/YYYY)

THIS EVIDENCE OF PROPERTY INSURANCE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE ADDITIONAL INTEREST NAMED BELOW. THIS EVIDENCE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS EVIDENCE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE ADDITIONAL INTEREST.

AGENCY	PHONE (A/C, No, Ext):	COMPANY
FAX (A/C, No):	E-MAIL ADDRESS:	
CODE:	SUB CODE:	
AGENCY CUSTOMER ID #:		
INSURED		LOAN NUMBER / POLICY NUMBER
		EFFECTIVE DATE / EXPIRATION DATE / ☐ CONTINUED UNTIL TERMINATED IF CHECKED
		THIS REPLACES PRIOR EVIDENCE DATED:

PROPERTY INFORMATION

LOCATION/DESCRIPTION

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS EVIDENCE OF PROPERTY INSURANCE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

COVERAGE INFORMATION

COVERAGE / PERILS / FORMS	AMOUNT OF INSURANCE	DEDUCTIBLE

REMARKS (Including Special Conditions)

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

ADDITIONAL INTEREST

NAME AND ADDRESS	☐ MORTGAGEE ☐ ADDITIONAL INSURED ☐ LOSS PAYEE
	LOAN #
	AUTHORIZED REPRESENTATIVE

ACORD 27 (2009/12)
© 1993-2009 ACORD CORPORATION. All rights reserved.
The ACORD name and logo are registered marks of ACORD

[MOUNTAIN VIEW RESEARCH PARK]
EXHIBIT H	[355/365 Ravendale Avenue]
-2-	[Matternet, Inc.]

EXHIBIT I

355/365 RAVENDALE AVENUE

RECORDING REQUESTED BY

AND WHEN RECORDED RETURN TO:

[INSERT ADDRESS]

RECOGNITION OF COVENANTS,
CONDITIONS, AND RESTRICTIONS

This Recognition of Covenants, Conditions, and Restrictions (this “Agreement”) is entered into as of the _ day of_________, 200_, by and between_________________ (“Landlord”), and _________________ (“Tenant”), with reference to the following facts:

A.	Landlord and Tenant entered into that certain Office Lease Agreement dated ___, 200__ (the “Lease”). Pursuant to the Lease, Landlord leased to Tenant and Tenant leased from Landlord space (the “Premises”) located in an office building on certain real property described in Exhibit A attached hereto and incorporated herein by this reference (the “Property”).

B.	The Premises are located in an office building located on real property which is part of an area owned by Landlord containing approximately (_) acres of real property located in the City of _________, California (the “Project”), as more particularly described in Exhibit B attached hereto and incorporated herein by this reference.

C.	Landlord, as declarant, has previously recorded, or proposes to record concurrently with the recordation of this Agreement, a Declaration of Covenants, Conditions, and Restrictions (the “Declaration”), dated _________, 200, in connection with the Project.

D.	Tenant is agreeing to recognize and be bound by the terms of the Declaration, and the parties hereto desire to set forth their agreements concerning the same.

NOW, THEREFORE, in consideration of (a) the foregoing recitals and the mutual agreements hereinafter set forth, and (b) for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows,

1. Tenant’s Recognition of Declaration. Notwithstanding that the Lease has been executed prior to the recordation of the Declaration, Tenant agrees to recognize and by bound by all of the terms and conditions of the Declaration.

[MOUNTAIN VIEW RESEARCH PARK]
EXHIBIT I	[355/365 Ravendale Avenue]
-1-	[Matternet, Inc.]

2. Miscellaneous.

2.1 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, estates, personal representatives, successors, and assigns.

2.2 This Agreement is made in, and shall be governed, enforced and construed under the laws of, the State of California.

2.3 This Agreement constitutes the entire understanding and agreements of the parties with respect to the subject matter hereof, and shall supersede and replace all prior understandings and agreements, whether verbal or in writing. The parties confirm and acknowledge that there are no other promises, covenants, understandings, agreements, representations, or warranties with respect to the subject matter of this Agreement except as expressly set forth herein.

2.4 This Agreement is not to be modified, terminated, or amended in any respect, except pursuant to any instrument in writing duly executed by both of the parties hereto.

2.5 In the event that either party hereto shall bring any legal action or other proceeding with respect to the breach, interpretation, or enforcement of this Agreement, or with respect to any dispute relating to any transaction covered by this Agreement, the losing party in such action or proceeding shall reimburse the prevailing party therein for all reasonable costs of litigation, including reasonable attorneys’ fees, in such amount as may be determined by the court or other tribunal having jurisdiction, including matters on appeal.

2.6 All captions and heading herein are for convenience and ease of reference only, and shall not be used or referred to in any way in connection with the interpretation or enforcement of this Agreement.

2.7 If any provision of this Agreement, as applied to any party or to any circumstance, shall be adjudged by a court of competent jurisdictions to be void or unenforceable for any reason, the same shall not affect any other provision of this Agreement, the application of such provision under circumstances different form those adjudged by the court, or the validity or enforceability of this Agreement as a whole.

2.8 Time is of the essence of this Agreement.

2.9 The Parties agree to execute any further documents, and take any further actions, as may be reasonable and appropriate in order to carry out the purpose and intent of this Agreement.

2.10 As used herein, the masculine, feminine or neuter gender, and the singular and plural numbers, shall each be deemed to include the others whenever and whatever the context so indicates.

[MOUNTAIN VIEW RESEARCH PARK]
EXHIBIT I	[355/365 Ravendale Avenue]
-2-	[Matternet, Inc.]

SIGNATURE PAGE OF RECOGNITION OF

COVENANTS, CONDITIONS AND RESTRICTIONS

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

“Landlord”:
_______________________________________________,
a	___________________________________________

By:	___________________________________________
Its:	___________________________________________

By:	___________________________________________
Its:	___________________________________________

“Tenant”:
______________________________________________,
a	___________________________________________

By:	___________________________________________
Its:	___________________________________________

By:	___________________________________________
Its:	___________________________________________

[MOUNTAIN VIEW RESEARCH PARK]
EXHIBIT I	[355/365 Ravendale Avenue]
-3-	[Matternet, Inc.]

EXHIBIT J

ADDITIONAL LICENSE AREA

[MOUNTAIN VIEW RESEARCH PARK]
EXHIBIT J	[355/365 Ravendale Avenue]
-1-	[Matternet, Inc.]

OFFICE LEASE

MOUNTAIN VIEW RESEARCH PARK

BXP RESEARCH PARK LP,
a Delaware limited partnership

as Landlord,

and

MATTERNET, INC.,
a Delaware corporation

as Tenant.

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
[Matternet, Inc.]

LIST OF EXHIBITS

A	OUTLINE OF PREMISES

A-1	OUTLINE OF PROJECT

B	INTENTIONALLY OMITTED

C	FORM OF NOTICE OF LEASE TERM DATES

D	RULES AND REGULATIONS

E	FORM OF TENANT’S ESTOPPEL CERTIFICATE

F	ASBESTOS DISCLOSURE STATEMENT

G	INITIAL DISCLOSURE CERTIFICATE

H	ACCEPTABLE FORMS OF INSURANCE CERTIFICATE

I	RECOGNITION OF COVENANTS, CONDITIONS, AND RESTRICTIONS

J	ADDITIONAL LICENSE AREA

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
(i)	[Matternet, Inc.]

INDEX OF MAJOR DEFINED TERMS

Abatement Event	43
ACM	59
Additional Rent	7
Alterations	20
Applicable Laws	47
Bank Prime Loan	48
Base Building	20
Base Rent	6
Brokers	57
BS/BS Exception	19
Building	3
Building Common Areas	4
Building Direct Expenses	7
Building Operating Expenses	7
Building Structure	19
Building Systems	19
Building Tax Expenses	7
Capital Expenses	13
CC&Rs	17
Common Areas	4
Cosmetic Alterations	20
Cost Pools	14
Direct Expenses	8
Eligibility Period	43
Environmental Laws	54
Estimate	14
Estimate Statement	14
Estimated Direct Expenses	14
Excess	14
Expense Year	8
Force Majeure	53
Hazardous Material(s)	54
HVAC	17
Initial Disclosure Certificate	54
Landlord	1
Landlord Repair Notice	28
Lease	1
Lease Commencement Date	5
Lease Expiration Date	5
Lease Term	5
Lease Year	5
Lines	59
Mail	50
Management Fee Cap	11

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
(ii)	[Matternet, Inc.]

INDEX OF MAJOR DEFINED TERMS

Net Worth	36
Notice of Lease Term Dates	5
Notices	50
Objectionable Name or Logo	46
Operating Expenses	8
Original Improvements	24
Other Improvements	58
Permitted Transferee Assignee	36
Premises	3
Project	3
Project Common Areas	4
Proposition 13	12
Renovations	58
Rent	7
Security Deposit	44
Series Reorganization	35
Statement	14
Subject Space	31
Summary	1
Tax Expenses	11
Tenant	1
Tenant’s Share	13
Tenant’s Subleasing Costs	33
Transfer	31
Transfer Agreement	34
Transfer Notice	31
Transfer Premium	33
Transferee	31
Transfers	31
Updated Disclosure Certificate	54

[MOUNTAIN VIEW RESEARCH PARK]
[355/365 Ravendale Avenue]
(iii)	[Matternet, Inc.]